UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2006

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Item 1. Report to Stockholders.

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Calvert

Investments that make a difference

September 30, 2006
Annual Report
Calvert Social
Investment Fund

Important!

Take the Calvert Environment and Climate Change Survey -- Details on Inside Cover
www.calvert.com/survey

Calvert

Investments that make a difference

a UNIFI company

Take the Calvert Environment and Climate Change Survey

Thank you so much for your support of Calvert. From time to time we seek the input from investors like you to help inform our social investment policy choices. We would greatly appreciate your participation in a 10-minute on-line survey focused on the Environment, Climate Change, and Energy Issues. If you are interested in participating, please go to the following link: www.calvert.com/survey. We thank you in advance for your participation. The survey will close on December 22, so respond soon!

Table of Contents

Chairman's Letter

2

President's Letter

6

Portfolio Management Discussion

8

Shareholder Expense Example

28

Report of Independent Registered Public Accounting Firm

33

Statements of Net Assets

34

Notes to Statements of Net Assets

68

Statements of Operations

73

Statements of Changes in Net Assets

75

Notes to Financial Statements

84

Financial Highlights

95

Explanation of Financial Tables

113

Proxy Voting and Availability of Quarterly Portfolio Holdings

115

Trustee and Officer Information Table

116

Dear Shareholder:

Many diverse factors have buffeted the financial markets this year--volatile oil and commodity prices, the Iraq war, a housing bubble, an enormous trade deficit, and a change in Fed leadership and policy. Fortunately, interest rates are moderating, company earnings generally remain strong, and inflation hasn't yet become a major concern. Although real wages have not substantially improved, the American consumer keeps spending. Overall, I see a positive short-term outlook for the financial markets, as Wall Street continues its short-term focus on earnings and returns.

The market environment this past year has not been a favorable one for most of the Calvert Social Investment Fund (CSIF). For much of the year, the equity portfolios were hindered by a limited exposure to the Energy sector and a market preference for smaller-cap, value-oriented stocks. The good news is the tides seem to be turning in our favor, so we expect our relative fund performance to improve in the coming year.

Looking Ahead

However, one intermediate-term issue to ponder is what effect a slowing American economy--largely due to a slowdown in the housing market--will have on other countries that depend on U.S. consumers to buy their goods. Will they find a way to detach themselves from our slowdown and keep the global economy moving forward without reliance on rampant American consumerism? Historically, this has not been the case, but we'll have to see how the future unfolds. I had a discussion at the Central Bank of China earlier this year about the anomaly of the Chinese sending us goods and then investing their profits in the U.S. mortgage markets so Americans can buy even bigger houses! We all agreed that this is not sustainable over the long term.

Longer-term, I see the main issue challenging the economy and markets to be our aging population and the effects of the baby boomers' retirement and health care needs on our economy. While the price of goods may remain low, the impending shortage of workers may well push costs for services such as education and health care even higher. To date, the Internet economy has masked this change in our society by providing us with strong productivity, but many policy analysts wonder how long this can last.

In My View

It is unfortunate that American consumer spending has burdened our young with a pile of debt. Today's young people may be the first generation of Americans who cannot hope to live as well as their parents. As a country, we should be investing in their education to maximize our nation's productivity, instead of burdening them with soaring college costs, loans, and high housing prices.

Your Fund is one vehicle which aims to strengthen our society--with its community investment and special equities programs--and further the best practices of our nation's companies, with our investment policies and shareholder activism.

Community Investments

Hurricanes Katrina and Rita left a wake of destruction in the fall of 2005. In the year since, CSIF (through its community investing program) and other investors in the Calvert Social Investment Foundation, have directed a total of $1.6 million in affordable loan capital from the Foundation to five groups that are working to revitalize the Gulf Coast Region. These funds provide affordable housing, redevelopment assistance and other emergency aid. Community investment capital helps mothers like Serenity Davenport of rural Abbeyville, Louisiana, who is rebuilding her home and keeping her young family together in the aftermath of the eight-foot-deep flood waters caused by Hurricane Rita.

The Fund's community investing program, known as High Social Impact Investments (HSII), is administered through the Foundation and may allocate up to 1% of assets of certain CSIF Portfolios to investments at below-market rates that provide economic opportunity for struggling populations.1

Special Equities

A modest but important portion of CSIF's Balanced and Equity Portfolios is invested in private companies that make socially or environmentally helpful products or provide such services, both with a profit objective. One such investment this year has been in the Rose Smart Growth Fund, which acquires buildings in urban, mass-transit oriented locations around the country. Rose manages these buildings to a "green" standard, seeking increased energy efficiency, decreased operating expenses, healthier indoor environments, and higher tenant retention. The Rose Fund acquired its first asset in April 2006, consisting of two historic office buildings in Seattle, Washington that the Fund seeks to certify with the US Green Building Council's Leadership in Energy and Environmental Design (LEED) Rating SystemTM, the nationally accepted benchmark for the design, construction, and operation of high performance green buildings. Supporting this green building movement allows us to diversify our efforts to reduce energy usage.2 Also, solar power systems distributor and installer Global Resource Options was a recent Special Equities investment in the alternative energy sector.3

Shareholder Advocacy

Calvert continues to encourage the companies we hold in our portfolios to become even better corporate citizens, particularly in the area of governance, through shareholder resolutions. We filed 17 shareholder resolutions for the 2006 proxy season, eight of which resulted in successful discussions with the companies and six of which were voted upon. In fact, two of the resolutions received more than one-third of the vote (considered very high for shareholder-initiated proposals)--Home Depot on equal employment opportunity issues and Standard Pacific on energy efficiency. The rest of the resolutions covered a wide variety of issues, ranging from board diversity to sustainability reporting. More information is available on the Web site at http://www.calvert.com/sri_648.html.

Deepening our Impact

We are developing a plan to heighten the visibility and extend the impact of our overall advocacy efforts. While we will continue to file shareholder resolutions and engage management of the companies we hold in dialogue, we are expanding our approach to other advocacy tools and channels. This includes direct company and industry-wide dialogues (whether on our own or in multi-stakeholder settings) and industry standard-setting exercises to help leverage change across industries on a global basis. We also plan to engage in public policy and regulatory advocacy, by taking advantage of our proximity to and relationships with the U.S. government, non-governmental organizations, think tanks, and media.

China and the Internet

As China clamps down on freedom of information and expression, several major U.S. internet and information technology companies have come under scrutiny by members of Congress, the media and various human rights organizations. We are now in discussions with several major portfolio holdings about minimizing their complicity in human rights abuses and disclosing how they are complying with government policy. Bennett Freeman, who joined Calvert during the year as Senior Vice President for Social Research and Policy, participated on Calvert's behalf in a multi-stakeholder dialogue convened by the Center for Democracy and Technology (CDT). This event aimed to develop a global industry standard addressing these issues, and included leading companies such as Microsoft, Google and Yahoo.

Lastly, I must recognize Muhammad Yunus of Grameen Bank, a former board member of our sister fund, Calvert World Values Fund, and a key part of our visioning sessions. He recently won the Nobel Peace Prize--the first banker to ever do so--for his work in microcredit. More information on his remarkable achievement is available at www.Calvert.com. As I write this, I am in Beijing with Professor Yunus. He sends the whole Calvert Community his blessings and says this is a shared honor.

As the award committee noted, we cannot have peace unless there is economic justice and opportunity for those less fortunate. We congratulate and thank him for his many years of contribution to Calvert.

Sincerely,

D. Wayne Silby
Chairman (Non-Executive)
Calvert Social Investment Fund
October 2006

1. As of September 30, 2006, Calvert Social Investment Foundation represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.82%; CSIF Bond, 0.44%; and CSIF Equity, 0.57%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

2. On September 30, 2006, Rose Smart Growth Fund represented 0.17% of the Calvert Social Investment Fund Balanced Portfolio.

3. On September 30, 2006, Global Resource Options represented 0.06% of the Calvert Social Investment Fund Equity Portfolio.

Dear Shareholders:

Over the 12 months ended September 30, 2006, the U.S. economy and financial markets have moved solidly ahead while facing shifting pressures from fluctuating energy prices and interest rates, the ongoing war in Iraq, and a change in Federal Reserve leadership and policies.

During the reporting period, we've also begun to see some encouraging shifts in the areas of U.S. stock market leadership as investors move from pursuing more speculative, short-term trends toward higher-quality, more fundamentally oriented investing. Many of our portfolio managers and Funds have faced significant headwinds over the last several years as certain management styles (e.g., value and small-cap) and market sectors (e.g., energy and industrials) have dominated market performance. We know you may have concerns about the performance of your Calvert Funds, and we want you to know we share your concerns and would like to address them.

A Look at Market Headwinds

Cyclical "headwinds" are a part of any investment process as economic and market trends change, and styles go in and out of favor. As long-term investors, we know that performance leadership of different styles rotates. And at Calvert, we strive to provide you with a broad array of investment options, managed by experienced money managers, so you can diversify your portfolio to weather market ups and downs. While we remain fully confident in our sub-advisors and investment process that combines rigorous financial analysis with analysis of a company's corporate responsibility practices, we are nonetheless challenged by certain sector and cyclical issues in the marketplace.

Specifically, many of Calvert's portfolio managers employ disciplines that screen for stocks that exhibit strong fundamentals--such as steady earnings growth, high returns on equity or low debt--and that are fairly priced. For many of our Funds, this fundamental financial analysis, coupled with our social screening process, leads to a bias toward more growth-oriented companies, many of which are in areas like healthcare, information technology, and the consumer discretionary sectors--areas that until recently have been underperforming.

With signs of a slowing economy and the recent outperformance of higher-quality companies with solid, long-term fundamentals, we believe a readjustment in the financial markets is underway that should benefit Calvert investors. In time, the cyclical headwinds should blow more strongly in our direction, favoring the high-quality companies with strong fundamentals and long-term growth potential that our Fund managers favor and portfolios emphasize.

Former Calvert Board Member Awarded 2006 Nobel Peace Prize

Recently, Dr. Muhammad Yunus and Grameen Bank were jointly awarded the 2006 Nobel Peace Prize for their pioneering work in microfinance. An original board member of Calvert World Values Fund, Dr. Yunus founded the Grameen Bank in 1976 to provide poor people with access to small loans that empower them to start or expand their own businesses. This award is especially significant in that it makes explicit and acknowledges the direct link between financial self-sufficiency and peace. Calvert is proud of our 10-year association with Dr. Yunus and of the role that our firm and shareholders have played in supporting Dr. Yunus's Nobel Prize-winning work in microfinance.

Advancing Regulatory Oversight

On the regulatory front, we continue to strengthen compliance operations with regard to codes of ethics, compliance programs, and SEC and NASD disclosure requirements. Our Chief Compliance Officer for Calvert Funds, Karen Becker, a Calvert veteran of 20 years, has oversight of and administers all Fund policies and procedures which have been designed with the highest level of integrity.

30 Acts of Caring

For our 30th anniversary, Calvert staff decided to honor the founding spirit of the company with 30 separate acts of caring. From book and clothing drives to refurbishing homes with Habitat for Humanity-- to working in soup kitchens, volunteering at elder daycare centers, and raising money to grant the wishes of ill children for the Make A Wish Foundation--Calvert employees are participating fully in this celebration of community service.

A Long-Term, Disciplined Outlook

Looking ahead, we believe our disciplined, research-driven investment process will lead to rewarding long-term performance for Calvert investors. We encourage you to work with a financial professional to maintain a strategic investment plan and diversified portfolio. Your advisor can provide important insights into investment markets and personal financial planning, particularly in challenging markets.

As Calvert celebrates its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products. Calvert continues to strive toward its dual goals of favorable investment results and a positive impact on corporate responsibility and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2006

Portfolio Management Discussion

James B. O'Boyle
Portfolio Manager

Thomas A. Dailey
Portfolio Manager
of Calvert Asset Management Company

Performance

For the twelve months ended September 30, 2006, the Calvert Social Investment Fund Money Market Portfolio returned 3.97%, versus, the Lipper Money Market Funds Average, which returned 3.83% for the same period.

Investment Climate

During the 12-month reporting period, the Federal Reserve (Fed) increased the target Fed funds rate 0.25% at the first six of its eight scheduled meetings, pushing the rate to 5.25% before moving to the sidelines in August. Short-term rates, including those of the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates increased slightly, with the benchmark 10-year Treasury yield rising 0.29% to 4.63%.

The U.S. economy grew at a 3.3% pace during the first nine months of the reporting period, as measured by gross domestic product (GDP), which is in line with the long-term U.S. average.2 On average, 148,000 new jobs were created each month, while the unemployment rate remained a low 4.6%. Inflation became an issue during the year, however. The headline consumer price index (CPI) increased 3.8% over the 12-month reporting period and the core CPI, which excludes volatile food and energy prices, rose 2.8%.3 In May, rising headline and core inflation led the Fed to tilt its monetary policy bias toward addressing the risk of inflation, potentially leaving the door open for more rate increases.

Strategy

During the past 12 months, we continued to purchase variable-rate securities, which reset quickly when the Federal Reserve (Fed) raises its target Fed funds rate. In doing so, we positioned the Portfolio to take advantage of what we anticipated would be further rate increases by the Fed. And, as market rates rose in response to subsequent increases, the Portfolio benefited from its allocation to variable-rate securities.

We also purchased one-year Agency securities during the reporting period to extend the Portfolio's average maturity to near that of its peers, since we believed the Fed was nearing the end of its rate increases. According to iMoneynet, as of September 26, 2006, the average taxable money market fund had an average-days-to-maturity of 46 days, while the Portfolio's was 34 days.

Outlook

Fed rate hikes have moved the target Fed funds rate into a historically neutral range--neither overly accommodative nor restrictive--but the level of core inflation remains uncomfortably high. However, the quickening pace of inflation has finally slowed over the last few months, offering hope that the level will soon drop into the Fed's comfort zone and eliminate the need for further hikes in the target rate.

We expect U.S. economic growth to be slower than average in coming quarters, but do not expect a recession or any change in the target Fed funds rate. The sharp drop in energy prices that started in the late summer should cushion weaker consumer spending, but a material slowdown in the housing sector could threaten consumption. We are also watching the actions of central banks around the globe, many of which started tightening their monetary policies during the reporting period, pushing interest rates up worldwide. While we expect interest-rate hikes overseas to be very gradual, the U.S. must rely on foreign investment in U.S. securities to help offset our broad deficit, so domestic interest rates must stay competitive with those overseas to continue attracting investors from abroad.

October 2006

1. The three-month Treasury bill yield rose 1.33%, to 4.88%.

2. The third quarter 2006 GDP was not released at the time of this writing. Average annualized growth rate of real GDP over the last 50 years was 3.3%. Data source: Commerce Department.

3. CPI data available through August 2006.

Money Market Portfolio Statistics
September 30, 2006
Investment Performance

	6 Months	12 Months
	ended	ended
	9/30/06	9/30/06
Money Market Portfolio	2.18%	3.97%
Lipper Money Market Funds Avg.	2.13%	3.83%

Maturity Schedule

Weighted Average
9/30/06	9/30/05
37 days	31 days

Average Annual Total Returns

One year	3.97%
Five year	1.69%
Ten year	3.29%

7-Day Simple/Effective Yield

7-day simple yield	4.67%
7-day effective yield	4.78%

	% of Total
Investment Allocation	Investments
Taxable Variable Rate Demand Notes	81.0%
U.S. Government Agencies and Instrumentalities	17.7%
Loans and Deposit Receipts Guaranteed by U.S. Government Agencies	0.9%
Certificates of Deposit	0.4%
Total	100%

Total return assumes reinvestment of dividends. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Past performance is no guarantee of future results.

Portfolio Management Discussion

Steve Falci, Chief Investment Officer, Equities
of Calvert Asset Management Company

Performance

For the year ended September 30, 2006, Calvert Social Investment Fund Balanced Portfolio's Class A shares (at NAV*) returned 5.94%. The Russell 1000® Index was up 10.25% for the period, and the Lehman U.S. Credit Index, 3.39%. A mix of those indices weighted in a manner consistent with the Fund's long-term allocation of 60% to stocks and 40% to bonds would have produced a return of 7.51%. Underperformance from the Fund's stock portfolio accounted for the overall underperformance against this blend of benchmarks.

Investment Climate

Last year, we expressed hope that the rest of the stock market would rally once crude oil prices retreated from their (then) historic highs. During the first six months of the period, crude oil prices rose and the stock market as a whole performed quite well. However, these price increases did not translate into benefits for the overall energy sector--as the Energy sector of the Russell 1000 Index lost value during this period. Instead, the Materials, Industrials, Financials and Telecommunications sectors led the market. The second quarter of 2006 saw modest losses in U.S. equity markets, largely due to the poor performance of the Information Technology sector, and Energy reclaimed the top spot when crude oil prices jumped from $65 to $75 per barrel. Finally, crude oil prices peaked near $80 per barrel in July, then fell sharply to close out the period near $60 per barrel. The U.S. stock market responded with a rally and diversified sector leadership once again.

The ups and downs of the past year were not all attributable to the fluctuations of energy prices. The Telecommunications sector posted strong returns, driven by mergers among the leading landline and wireless-service providers. Financials also performed well, despite continued short-term interest-rate hikes throughout the period.

During the reporting period, the Federal Reserve (Fed) increased the target Fed funds rate 0.25% at the first six of its eight scheduled meetings, pushing the rate to 5.25% before moving to the sidelines in August. Short-term rates, including those of the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates increased slightly, with the benchmark 10-year Treasury yield rising 0.29% to 4.63%.

Portfolio Strategy

Equity

Using Calvert's Double Diligence® process, the Fund's equity portfolio seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

Our strategy is designed to provide a U.S.-core, large-cap portfolio that utilizes managers' expertise in active fundamental and quantitative investment processes. Each of our managers focuses on adding value through careful, disciplined stock selection processes. The Fund's sector weights are generally close to those of the benchmark, subject to the effects of the social screens.

The stock portfolio's underperformance was primarily due to holdings in the Consumer Discretionary and Information Technology sectors. The Fund's underweighting to Energy overall helped performance during the period, but an underweight to Industrials and overweight to Information Technology hurt. Telecommunications posted the strongest sector performance in the Russell 1000 Index for the year, and the Fund's holdings in this sector nearly doubled that return.

The drag on performance from stock selection was largely related to the slowdown in home sales. This impacted the portfolio directly, with declines for home builders NVR and Pulte Homes, and indirectly, with the weak performance of Home Depot and Lowes. Several large-cap Technology names, most notably Dell and Intel, also underperformed during the period.

The Fund enjoyed a substantial benefit from performance of stocks in the Telecommunications sector. There, AT&T and BellSouth paced performance, after the announcement of a merger to be completed in early 2007.

Fixed income

The fixed-income portfolio uses Calvert's FourSight® management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The fixed-income portfolio posted strong returns during the reporting period, largely due to our short relative duration (4.33 years on September 30, 2006, versus 5.91 years for the benchmark Lehman US Credit Index). In response to Fed rate hikes, interest rates rose disproportionately across the maturity spectrum. But by the end of the 12-month period, shorter-term securities offered higher yields than longer-term bonds, producing an inverted yield curve.

Earlier in the reporting period, the fixed income portfolio was positioned for a narrowing of the difference in interest rates between short- and longer-term securities. The difference in yields did in fact compress, creating an inverted yield curve (where interest rates for shorter-term securities are higher than those for longer-term bonds), and was a positive factor for performance.

Finally, our higher-credit-quality bias also benefited returns. In particular, the fixed-income portfolio had a 53% allocation to AAA-rated bonds as of September 30, 2006, and these securities outperformed AA, A, and BBB-rated bonds during the 12-month period. High-yield bonds also had a strong year as investors stretched for yield, and a 6% weighting to below-investment-grade issues also helped the Fund.2

Outlook

Fed rate hikes have moved the target Fed funds rate into a historically neutral range--neither overly accommodative nor restrictive--but the level of core inflation remains uncomfortably high. However, the quickening pace of inflation has finally slowed over the last few months, offering hope that the level will soon drop into the Fed's comfort zone and eliminate the need for further hikes in the target Fed funds rate.

Stock and bond prices appear to be accounting for the good news of an end to this round of rate hikes. Softness in the market for residential real estate may keep economic growth in check, and a rebound in fuel and energy prices would not be welcome news for growth or inflation concerns.

Although we are cautious about the short-term, we have begun to see some encouraging shifts in stock market leadership--especially recent signs that small-cap stocks may be losing their edge over large-cap stocks. Looking ahead, we believe that our disciplined investment processes for both bonds and equities should reward long-term investors in this Portfolio.

October 2006

1. The three-month Treasury bill yield rose 1.33%, to 4.88%.

2. The Lehman U.S. High Yield Index returned 8.07% for the period.

As of September 30, 2006, the following companies represented the following percentages of Fund net assets: NVR 0.0%, Pulte Homes 0.42%, Home Depot 0.78%, Lowes 0.001%, Dell 0.31%, Intel 0.40%, AT&T 0.99%, and BellSouth 0.53%. Portfolio holdings are subject to change without notice.

Balanced Portfolio Statistics
September 30, 2006
Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/06	9/30/06
Class A	2.32%	5.94%
Class B	1.80%	4.90%
Class C	1.69%	4.87%
Class I	2.50%	6.43%
Lehman U.S. Credit Index**	4.10%	3.39%
Russell 1000 Index**	3.31%	10.25%
Lipper Mixed-Asset Target Allocation Growth Funds Avg**	2.36%	7.96%

Ten Largest Long-Term Holdings
% of Net Assets
Bank of America Corp.	1.7%
Procter & Gamble Co.	1.5%
Cisco Systems, Inc.	1.3%
Goldman Sachs Group, Inc.	1.3%
Pfizer, Inc.	1.2%
JPMorgan Chase & Co.	1.1%
International Business Machines Corp.	1.1%
EOG Resources, Inc.	1.0%
Amgen, Inc.	1.0%
Microsoft Corp.	1.0%
Total	12.2%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

*       Share return at NAV does not reflect deduction of the Portfolio's maximum front-end sales charge of 4.75%

**      Source: Lipper Analytical Services, Inc.

Balanced Portfolio Statistics
September 30, 2006
Average Annual Total Returns
(with max. load)

Class A Shares
One year	0.91%
Five year	4.46%
Ten year	5.18%
Class B Shares
One year	(0.10%)
Five year	4.07%
Since inception	1.96%
(3/31/98)
Class C Shares
One year	3.83%
Five year	4.42%
Ten year	4.61%

Balanced Portfolio Statistics
September 30, 2006
Average Annual Total Returns

Class I Shares**
One year	6.43%
Five year	5.86%
Since inception	2.98%
(2/26/99)

Asset Allocation	% of Total Investments
Equity Investments	61%
Bonds	35%
Cash & Cash Equivalents	4%
100%

Performance Comparison
Comparison of change in value of $10,000 investment.

** Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. New subadvisors began effective June 30, 2004. Earlier subadvisor changes occurred in March 2002 and July 1995. Past performance is no guarantee of future results.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Investment Performance

Calvert Social Investment Fund Bond Portfolio Class A shares at NAV* produced a total return of 3.82% for the 12-month reporting period ended September 30, 2006. The benchmark Lehman US Credit Index returned 3.39% for the same period.

Investment Climate

During the 12-month reporting period, the Federal Reserve (Fed) increased the target Fed funds rate 0.25% at the first six of its eight scheduled meetings, pushing the rate to 5.25% before moving to the sidelines in August. Short-term rates, including those of the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates increased slightly, with the benchmark 10-year Treasury yield rising 0.29% to 4.63%.

The U.S. economy grew at a 3.3% pace during the first nine months of the reporting period, as measured by gross domestic product (GDP), which is in line with the long-term U.S. average.2 On average, 148,000 new jobs were created each month, while the unemployment rate remained a low 4.6%. Inflation became an issue during the year, however. The headline consumer price index (CPI) increased 3.8% over the 12-month reporting period and the core CPI, which excludes volatile food and energy prices, rose 2.8%.3 Rising headline and core inflation led the Fed to tilt its monetary policy bias toward addressing the risk of inflation, potentially leaving the door open for more rate increases. However, the Fed left rates unchanged at its August and September meetings.

Portfolio Strategy

Our strategy reflects Calvert's FourSight® management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The Portfolio posted strong returns during the reporting period, largely due to our short relative duration (4.33 years on September 30, 2006, versus 5.91 years for the benchmark Lehman US Credit Index). In response to Fed rate hikes, interest rates rose across the maturity spectrum. But by the end of the 12-month period, shorter-term securities (those maturing in 1 year or less) offered higher yields than longer-term bonds (maturing in 10 years or more), producing an inverted yield curve. A key factor in the Fund's shorter duration--and relative outperformance--was a significant allocation (39% as of September 30, 2006) to floating-rate notes (which are not held by the benchmark) and short maturities (under one year duration). Floating- or adjustable-rate securities are characterized as having coupons (interest rates) that reset periodically (weekly or monthly, for example) and so can provide a benefit to a portfolio when increases occur in short-term rates, such as the Fed funds rate.

Earlier in the reporting period, the Portfolio was positioned for a narrowing of the difference in interest rates between short- and longer-term securities. The difference in yields did in fact compress, creating an inverted yield curve (where interest rates for shorter-term securities are higher than those for longer-term bonds), and was a positive factor for Portfolio performance.

Finally, the Portfolio's higher-credit-quality bias also benefited returns. In particular, the Fund had a 57% allocation to AAA-rated bonds as of September 30, 2006, and these securities outperformed AA, A, and BBB-rated bonds during the 12-month period. High-yield bonds also had a strong year as investors stretched for yield, and a 5% weighting to below-investment-grade issues also helped the Fund.4

Outlook

Fed rate hikes have moved the target Fed funds rate into a historically neutral range--neither overly accommodative nor restrictive--but the level of core inflation remains uncomfortably high. However, the quickening pace of inflation has finally slowed over the last few months, offering hope that the level will soon drop into the Fed's comfort zone and eliminate the need for further hikes in the target rate.

We expect U.S. economic growth to be slower than average in coming quarters, but do not expect a recession or any change in the Fed funds target rate. The sharp drop in energy prices that started in the late summer should cushion weaker consumer spending, but a material slowdown in the housing sector could threaten consumption. We are also watching the actions of central banks around the globe, many of which started tightening their monetary policies during the reporting period, pushing interest rates up worldwide. While we expect interest-rate hikes overseas to be very gradual, the U.S. must rely on foreign investment in U.S. securities to help offset our broad deficit, so domestic interest rates must stay competitive with those overseas to continue attracting investors from abroad.

October 2006

1. The three-month Treasury bill yield rose 1.33%, to 4.88%.

2. The third quarter 2006 GDP was not released at the time of this writing. Average annualized growth rate of real GDP over the last 50 years was 3.3%. Data source: Commerce Department.

3. CPI data available through August 2006.

4. The Lehman U.S. High Yield Index returned 8.07% for the period.

Bond Portfolio Statistics
September 30, 2006
Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/06	9/30/06
Class A	3.52%	3.82%
Class B	3.06%	2.89%
Class C	3.09%	3.01%
Class I	3.85%	4.48%
Lehman U.S. Credit Index**	4.10%	3.39%
Lipper Corporate Debt Funds A Rated Avg**	3.33%	3.03%

Maturity Schedule
	Weighted Average
	9/30/06	9/30/05
	10 years	11 years

SEC Yields
	30 days ended
	9/30/06	9/30/05
Class A	4.27%	3.32%
Class B	3.48%	2.49%
Class C	3.58%	2.56%
Class I	5.01%	4.01%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

*       Share return at NAV does not reflect deduction of the Portfolio's maximum front-end sales charge of 3.75%.

**     Source: Lipper Analytical Services, Inc.

Bond Portfolio
Statistics
September 30, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	(0.07%)
Five year	4.83%
Ten year	6.24%

Class B Shares
One year	(1.11%)
Five year	4.68%
Since inception	5.07%
(3/31/98)

Class C Shares
One year	1.95%
Five year	4.70%
Since inception	4.93%

Bond Portfolio Statistics
September 30, 2006

Average Annual Total Returns

Class I Shares
One year	4.48%
Five year	6.25%
Since inception	7.38%
(3/31/00)

Bond Portfolio
Statistics
September 30, 2006

Economic Sectors	% of Total Investments
Asset Backed Securities	12.0%
Banks	13.2%
Brokerages	2.2%
Energy	0.1%
Financial Services	7.7%
Industrial	7.1%
Industrial - Finance	0.7%
Insurance	1.6%
Mortgage Backed Securities	3.2%
Municipal Obligations	29.1%
Real Estate Investment Trusts	5.3%
Special Purpose	2.8%
Telecommunication Services	0.1%
Transportation	0.8%
U.S. Government Agency Obligations	12.6%
Utilities	1.5%
Total	100.0%

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75% or deferred sales charge, as applicable. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. Past performance is no guarantee of future results.

Portfolio Management Discussion

Dan Boone
of Atlanta Capital Management Company

Performance

For the 12-month reporting period ended September 30, 2006, Calvert Social Investment Fund Equity Class A shares (at NAV*) returned 6.74%. The Portfolio's benchmark, the S&P 500 Index, returned 10.78% for the period. Sector and stock selection contributed equally to the Portfolio's underperformance relative to the S&P 500.

Investment Climate

The economy continued to positively surprise over the past 12 months. Quarterly gross domestic product (GDP) numbers were volatile, reflecting the impact of the hurricanes last fall. Real GDP growth was below 2% in the fourth quarter of 2005, above 5% in the first quarter of 2006, below 2% in the second quarter, and we estimate about 3% in the third quarter. Although consumers were hit by rising energy and interest costs, strong job growth led to solid growth in consumer spending.1 Corporate profits continued to grow more than 14% for the period.

After increasing the target Fed funds rate 17 times since June 2004, to 5.25%, the Federal Reserve did not raise rates at the last two meetings. Crude oil prices reached new peaks of $77 per barrel in the early summer but dropped back to around $60 by September's end. Natural gas prices have sunk 60% since last December, as the warm winter led to near term oversupply and a shortage of storage. Inflation measures were generally rising, but there were signs of moderation at the end of the period. Declines in sales of new and existing homes became widespread, and median housing prices went from double-digit increases to a small year-over-year decline in August.

After three years of underperformance, May 2006 marked a turnaround in the performance of high-quality stocks.2 Overall, high-quality stocks within the S&P 500 Index outperformed low-quality stocks by about 1.6% for the year. Within the S&P 500/Citigroup Growth Index, high-quality stocks outperformed low quality by about 2.2% and returned 7.68%. However, large capitalization growth stocks, as measured by the S&P 500/Citigroup Growth Index, increased only 6.40%, significantly lagging the S&P 500/Citigroup Value Index, which powered ahead 15.46%. This is the sixth year in which growth stocks have trailed value stocks. We began to see a turn in the cycle late in the year, as investors realized that growth in the economy (and thus profits) is likely to slow significantly in the quarters ahead and they sought out high-quality companies with greater long-term growth prospects.

Portfolio Strategy

Reflecting the strong economy, sectors that performed well over the twelve months were Materials, Industrials, and Financials. Telecommunications was the best performing sector due to merger activity and less pricing pressure. Financials was helped by record low provisions of bad debt and soaring financial market-related profits. Information Technology was the weakest sector--reflecting super competitive conditions in several large sub-markets--followed by Energy, Utilities, and Health Care. Our sector strategy detracted 1.2% from performance, relative to the S&P 500 Index, due to our overweighting to Information Technology and Health Care and underweighting to Telecommunications and Financials. Our underweighting to the Energy and Utilities sectors contributed positively. We are staying with our sector positioning, as we believe we were early in our timing. We have reduced our weighting in the Industrials, Materials, and Consumer Discretionary sectors in favor of the Consumer Staples and Information Technology sectors. We are positioned for the mid-cycle slowdown in the economy and profits, which appears to be occurring now.

Stock selection was mixed and was hurt by our emphasis on large-cap growth stocks. Our picks lagged the S&P 500 Index by 1.4%. While there were 15 stocks that gained more than 20% for the year, there were also 11 which declined by 10% or more. Ironically, picks in Information Technology and Health Care dominated both the top and the bottom lists. Information Technology winners such as Cognizant, Molex, Cisco and Motorola were offset by big disappointments in Dell, Intel, Lexmark, and Linear Technology. In Health Care, 30% plus gains in Express Scripts, Varian Medical and Forest Labs were offset by poorly performing Medtronic, Amgen, Health Management and Omnicare. A previous big winner in Industrials, Pentair, pulled the Portfolio's stock selection for that sector into negative territory. Stock selection was good in the Consumer Staples, Consumer Discretionary, and Materials sectors.

Outlook

The market is caught in a conflict between the positives of low valuations, declining energy prices, and the anticipated end of rising interest rates and the negative prospects of a slowing economy, sharp housing decline, still-high inflation numbers, and slowing profit growth. So far, the positives dominate. We are cautious in the near term as we believe the market is premature in celebrating a potential decline in interest rates and is not anticipating a likely negative credit cycle (where defaults and delinquencies increase, possibly in excess of loan loss reserves, accompanied by lower growth in loan underwriting) and sharp slowing in profit growth. However, we are encouraged for the intermediate term that the housing bubble is slowly being deflated, energy prices are in decline, and valuations are reasonable, especially for our type of stocks--large-cap, high-quality growth companies.

Although we are cautious about the market in the short-term, we are very enthusiastic about prospects for the Portfolio. Corporate profit margins are at historically high levels which may not be sustainable going forward. We have chosen companies that we believe will have double-digit rates of earnings growth despite a weaker economic environment. Thus, we believe we are positioned well for both offense and defense. We have seldom seen as great an opportunity as we have today to purchase high-quality growth companies at such low historical valuations. We believe our portfolio should stand out in the uncertain environment we foresee.

October 2006

1. Standard & Poor's defines ranking of A as high quality and A+ as highest quality. Atlanta Capital considers the "high-quality universe" to include any rankings of B+ or better. Any ranking of B or lower is low quality. Source of Fund sector performance vis a vis that of Index: Vestek.

2. Sources: Bureau of Labor Statistics, "Non-farm Payrolls and Household Survey of the Employment Situation," Bureau of Economic Analysis, "Personal Income and Outlays."

As of September 30, 2006, the following companies represented the following percentages of Portfolio net assets: Cognizant 1.86%, Molex 1.93%, Cisco 4.14%, Motorola 2.64%, Dell 0.00%, Intel 0.00%, Lexmark 0.00%, Linear Technology 0.73%, Express Scripts 0.00%, Varian Medical 1.88%, Forest Labs 1.78%, Medtronic 3.09%, Amgen 3.08%, Health Management 0.00%, Omnicare 0.00%, and Pentair 1.02%.

Equity Portfolio Statistics
September 30, 2006

Investment Performance

(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/06	9/30/06
Class A	1.36%	6.74%
Class B	0.95%	5.85%
Class C	1.01%	5.93%
Class I	1.64%	7.30%
S&P 500 Index**	4.14%	10.78%
Lipper Multi-Cap Core Funds Avg**	0.76%	8.38%

Ten Largest Stock Holdings
	% of Net Assets
Cisco Systems, Inc.	4.1%
Amgen, Inc.	3.1%
Medtronic, Inc.	3.1%
Kohl's Corp.	3.0%
Procter & Gamble Co.	2.9%
Synovus Financial Corp.	2.8%
Sysco Corp.	2.8%
Colgate-Palmolive Co.	2.7%
Motorola, Inc.	2.6%
American Express Co.	2.6%
Total	29.7%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

*       Share return at NAV does not reflect deduction of the Portfolio's maximum front-end sales charge 4.75%.

**     Source: Lipper Analytical Services, Inc.

Equity Portfolio Statistics
September 30, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	1.65%
Five year	5.95%
Ten year	8.46%

Class B Shares
One year	0.85%
Five year	5.75%
Since inception	5.24%
(3/31/98)

Class C Shares
One year	4.93%
Five year	6.14%
Ten Year	8.04%

Equity Portfolio Statistics
September 30, 2006

Average Annual Total Returns

Class I Shares
One year	7.30%
Five year	7.56%
Since inception	6.72%
(11/1/99)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75% or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Portfolio effective September 1998. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Equity Portfolio Statistics

% of Total
Economic Sectors	Investments
Consumer Discretionary	9.9%
Consumer Staples	12.0%
Energy	3.6%
Financials	15.6%
Health Care	17.6%
Industrials	10.7%
Information Technology	22.1%
Materials	3.7%
U.S. Government Agency
Obligations	2.2%
Utilities	1.8%
Venture Capital	0.8%
Total	100%

Portfolio Management Discussion

Ric Thomas
of SSgA Funds Management

Performance

Calvert Social Investment Fund (CSIF) Enhanced Equity Portfolio Class A shares (at NAV*) returned 8.79% for the 12-month period ending September 30, 2006. The benchmark Russell 1000® Index returned 10.25% for the same period. The value and quality components of our process helped performance during the period, while our consideration of momentum factors hurt relative performance.

Investment Climate

Strong U.S. equity performance over the past twelve months was bolstered by both the continued strength of corporate profits and overall economic growth. In 2006, stocks saw the strongest start for the market since 1999, with the Russell 1000 gaining 4.49% in the first quarter. But the equity market suffered a mid-year retreat in response to concerns over inflation and a slowing economy.

The Fed's August pause to its two-year-plus campaign of interest rate increases sparked a rally in stock returns. And burgeoning crude oil inventories, combined with a lack of severe weather, caused a sharp drop in energy prices, easing inflation fears in September. Natural gas prices fell as well.

As investors narrowed their focus to large companies that could best withstand economic uncertainty and a potential rise in volatility, smaller stocks began to lose their edge. The Russell 2000® Index, a broad measure of small-cap stock performance, gained only 0.44% in the third quarter of 2006 versus 5.06% for the Russell 1000 Index and its year-to-date return of 8.69% as of September 30, 2006 was just slightly higher than Russell 1000 Index's return of 7.95% for the same period.

Portfolio Strategy

Using Calvert's Double DiligenceTM process, the Portfolio seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

Sector/Industry

Our sector allocation detracted from performance during the year. In particular, an overweight to Information Technology disappointed, as the sector was the second-worst performer--gaining only 4.23% in the Russell 1000 over the 12-month period. An underweight to strong-performing Industrials also hurt, as the sector returned 12.78% in the benchmark. The Portfolio's underweight position to Energy helped at the sector level as oil and natural gas prices fell from historic highs.

Individual Securities

Our overall disciplined, quantitative investment process--which uses proprietary growth, value, and market sentiment criteria to identify stocks in the Russell 1000 Index with the highest performance potential--was flat in its stock selection during the period. The value and quality components of the process (where we look for companies capable of funding growth internally by generating positive cash flow, and evaluate that cash flow relative to the firm's share price) performed strongly. In contrast, the parts of the selection process based on earnings growth and momentum lagged as investors moved assets from the previously high-flying Energy sector into more traditional growth sectors such as Information Technology and Telecomm Services.

Stock selection was strongest within the Financial and Industrial sectors. Among Financials, the Portfolio gained the most from positions in large commercial and investment banks such as Bank of America and JP Morgan, which returned 33% and 43%, respectively. Both companies profited from strong revenues and continued commercial loan growth. Goldman Sachs returned 40% during the period due to strong revenues from proprietary trading and investment banking.

The Industrials sector was led by positions in Continental Airlines and Terex Corp, up 193% and 83%, respectively for the period the Portfolio held these stocks. Continental has benefited from decreased competition to its hub cities, and the recent decline in fuel prices should help margins going forward. Terex completed a full audit of its corporate accounting and released earnings numbers that exceeded expectations. The Portfolio also benefited from a position in global engine manufacturer Cummins Inc., which rose 37% during the reporting period.

The Portfolio tends to have a natural overweight in larger-cap technology stocks, in large part because our social and corporate governance criteria eliminate many large-cap Financial and Energy companies. As a result, the Portfolio suffered with large positions in Dell and Intel, which declined 33% and 15%, respectively. Dell continues to lose market share to Hewlett Packard and Intel faces increased competition from AMD. However, a strong position in Cisco, which increased 28% during the period as the company made a significant push into the voice-over-internet and cable internet markets, helped performance.

Enhancements to our Portfolio Strategy

During the year, we spent a lot of time working with Calvert on ways to improve the performance of the investment strategy and the effectiveness of our stock selection models and risk controls. Over the past year, we have decided to allow greater variation in the Portfolio's average market capitalization, while maintaining our commitment to closely track our benchmark, so that we can improve the opportunity for outperformance. We have also modified and improved individual stock selection models based on our proprietary research into the changing nature of markets.

Outlook

We expect equity returns to be positive for the remainder of 2006 and that profit growth will remain strong. We believe that higher profits will likely lead to improved valuations, keeping US equities attractively priced relative to other asset classes. We also expect the Fed to hold interest rates at their current level.

Given the outlook, and the recent refinement and added capabilities of our investment process, we believe the Portfolio is well positioned to provide ongoing competitive returns.

October 2006

As of September 30, 2006, the following companies represented the following percentages of Portfolio net assets: Bank of America 3.16%, J.P. Morgan 2.50%, Goldman Sachs 1.99%, Continental Airlines 0.19%, Terex 0.80%, Cummins 1.10%, Dell 0.65%, Intel 0.85%, Hewlett Packard 0.11%, AMD 0.00%, Cisco 0.20%. All holdings are subject to change without notice.

Enhanced Equity
Portfolio Statistics
September 30, 2006

Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/06	9/30/06
Class A	2.60%	8.79%
Class B	2.13%	7.78%
Class C	2.12%	7.75%
Class I	2.75%	9.19%
Russell 1000 Index**	3.31%	10.25%
Lipper Large-Cap Core Funds Avg.**	2.33%	8.73%

Ten Largest Stock Holdings
	% of Net Assets
Bank of America Corp.	3.2%
Pfizer, Inc.	2.5%
JPMorgan Chase & Co.	2.5%
Procter & Gamble Co.	2.4%
AT&T, Inc.	2.4%
International Business Machines Corp.	2.4%
Microsoft Corp.	2.1%
Amgen, Inc.	2.1%
Goldman Sachs Group, Inc.	2.0%
Cisco Systems, Inc.	1.9%
Total	23.5%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

*       Share return at NAV does not reflect deduction of the Portfolio's maximum front-end sales charge of 4.75%.

**      Source: Lipper Analytical Services, Inc.

Enhanced Equity
Portfolio Statistics
September 30, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	3.91%
Five year	5.92%
Since inception	3.29%
(4/15/98)

Class B Shares
One year	3.15%
Five year	5.56%
Since inception	2.79%
(4/15/98)

Class C Shares
One year	7.12%
Five year	5.89%
Since inception	3.30%
(6/1/98)

Enhanced Equity
Portfolio Statistics
September 30, 2006

Average Annual Total Returns

Class I Shares**
One year	9.19%
Five year	7.06%
Since inception	4.13%
(4/15/98)

Performance Comparison
Comparison of change in value of $10,000 investment.

** Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%, or deferred sales charge as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A, B and I shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The month-end date of 4/30/98 is used for comparison purposes only; actual Fund inception is 4/15/98. Past performance is no guarantee of future results.

Enhanced Equity
Portfolio Statistics
September 30, 2006

% of Total
Economic Sectors	Investments
Consumer Discretionary	12.4%
Consumer Staples	6.2%
Energy	6.3%
Financials	24.6%
Health Care	14.0%
Industrials	8.8%
Information Technology	17.8%
Materials	0.7%
Telecommunication Services	2.8%
U.S. Government Agency Obligations	1.6%
Utilities	4.8%
Total	100%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Money Market	4/1/06	9/30/06	4/1/06 - 9/30/06
Actual	$1,000.00	$1,021.80	$4.19
Hypothetical	$1,000.00	$1,020.93	$4.19
(5% return per year before expenses)

*Expenses for Money Market are equal to the annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 183/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Balanced	4/1/06	9/30/06	4/1/06 - 9/30/06
Class A
Actual	$1,000.00	$1,023.20	$5.88
Hypothetical	$1,000.00	$1,019.25	$5.87
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,018.00	$10.75
Hypothetical	$1,000.00	$1,014.41	$10.73
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,016.90	$10.49
Hypothetical	$1,000.00	$1,014.66	$10.48
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,025.00	$3.65
Hypothetical	$1,000.00	$1,021.46	$3.65
(5% return per year before expenses)

*Expenses for Balanced are equal to the annualized expense ratios of 1.16%, 2.13%, 2.08% and 0.72% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Bond	4/1/06	9/30/06	4/1/06 - 9/30/06
Class A
Actual	$1,000.00	$1,035.20	$5.66
Hypothetical	$1,000.00	$1,019.51	$5.61
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,030.60	$10.47
Hypothetical	$1,000.00	$1,014.76	$10.39
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,030.90	$9.92
Hypothetical	$1,000.00	$1,015.30	$9.84
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,038.50	$2.71
Hypothetical	$1,000.00	$1,022.41	$2.69
(5% return per year before expenses)

*Expenses for Bond are equal to the annualized expense ratios of 1.11%, 2.06%, 1.95%, and 0.53% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Equity	4/1/06	9/30/06	4/1/06 - 9/30/06
Class A
Actual	$1,000.00	$1,013.60	$6.08
Hypothetical	$1,000.00	$1,019.03	$6.10
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,009.50	$10.22
Hypothetical	$1,000.00	$1,014.90	$10.25
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,010.10	$9.86
Hypothetical	$1,000.00	$1,015.26	$9.89
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,016.40	$3.30
Hypothetical	$1,000.00	$1,021.79	$3.31
(5% return per year before expenses)

*Expenses for Equity are equal to the annualized expense ratios of 1.20%, 2.03%, 1.96%, and 0.65% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Enhanced Equity	4/1/06	9/30/06	4/1/06 - 9/30/06
Class A
Actual	$1,000.00	$1,026.00	$6.10
Hypothetical	$1,000.00	$1,019.05	$6.08
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,021.30	$10.89
Hypothetical	$1,000.00	$1,014.29	$10.86
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,021.20	$10.56
Hypothetical	$1,000.00	$1,014.62	$10.53
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,027.50	$4.12
Hypothetical	$1,000.00	$1,021.01	$4.10
(5% return per year before expenses)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.20%, 2.15%, 2.08% and 0.81% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Calvert Social Investment Fund:

We have audited the accompanying statements of net assets of the Calvert Money Market, Balanced, Bond, Equity, and Enhanced Equity Portfolios, each a series of the Calvert Social Investment Fund, as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Money Market, Balanced, Bond, Equity and Enhanced Equity Portfolios as of September 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 20, 2006

MONEY MARKET PORTFOLIO
Statement of Net Assets
September 30, 2006

U.S. Government Agencies	Principal
and Instrumentalities - 17.5%	Amount	Value
Fannie Mae:
5.00%, 8/24/07	$1,000,000	$998,103
5.62%, 9/4/07	1,000,000	1,000,000
Fannie Mae Discount Notes:
12/29/06	1,000,000	988,924
1/17/07	753,000	741,321
2/16/07	1,000,000	981,600
3/30/07	1,000,000	975,250
4/27/07	2,479,000	2,406,956
6/1/07	2,000,000	1,930,556
Federal Home Loan Bank:
4.20%, 10/6/06	1,000,000	1,000,000
4.50%, 11/3/06	1,000,000	1,000,000
5.30%, 1/29/07	1,000,000	1,000,000
5.00%, 2/9/07	1,000,000	1,000,000
5.35%, 2/28/07	1,000,000	1,000,000
5.25%, 4/13/07	1,000,000	1,000,000
Federal Home Loan Bank Discount Notes, 2/9/07	135,000	132,421
Freddie Mac:
4.50%, 11/3/06	500,000	500,000
2.30%, 12/26/06	1,000,000	994,306
Freddie Mac Discount Notes:
12/12/06	1,900,000	1,882,634
1/9/07	1,000,000	987,500
1/19/07	294,000	289,284
2/16/07	1,000,000	981,600
3/6/07	2,000,000	1,958,010
5/1/07	1,000,000	970,614
5/29/07	3,000,000	2,898,600
7/24/07	619,000	593,145
9/7/07	1,000,000	953,491

Total U.S. Government Agencies and Instrumentalities (Cost $29,164,315)		29,164,315

Depository Receipts For U.S. Government
Guaranteed Loans - 0.9%
Colson Services Corporation Loan Sets:
7.094%, 7/26/10 (c)(h)(r)	77,539	77,559
7.00%, 1/22/11 (c)(h)(r)	89,149	89,145
7.25%, 3/23/12 (c)(h)(r)	90,439	90,619
7.125%, 5/29/12 (c)(h)(r)	269,946	269,943
7.00%, 8/10/12 (c)(h)(r)	805,434	808,737
7.00%, 9/2/12 (c)(h)(r)	120,577	120,975

Total Depository Receipts For U.S. Government Guaranteed Loans (Cost $1,456,978)		1,456,978
	Principal
Certificates of Deposit - 0.4%	Amount	Value
Bank of Cherokee County, 3.50%, 4/21/07 (k)	$100,000	$100,000
Broadway Federal Bank FSB, 3.61%, 9/15/07 (k)	100,000	100,000
Community Bank of the Bay, 4.02%, 10/7/06 (k)	100,000	100,000
Community Capital Bank, 4.40%, 1/20/07 (k)	100,000	100,000
Elk Horn Bank & Trust Co., 3.55%, 12/18/06 (k)	100,000	100,000
One United Bank, 4.85%, 3/19/07 (k)	100,000	100,000
Self Help Credit Union, 5.20%, 7/14/07 (k)	100,000	100,000

Total Certificates of Deposit (Cost $700,000)		700,000

Taxable Variable Rate Demand Notes - 80.2%
Akron Hardware Consultants, Inc., 5.37%, 11/1/22,
LOC: FirstMerit Bank, C/LOC: FHLB (r)	1,235,000	1,235,000
Berks County Pennsylvania IDA Revenue, 5.48%, 6/1/15, LOC:
Wachovia Bank (r)	1,460,000	1,460,000
Bochasanwasi Shree Akshar Purushottam Swaminarayan Sanstha, Inc., 5.37%, 6/1/21, LOC: Comercia Bank (r)	5,300,000	5,300,000
California Statewide Communities Development Authority MFH Revenue:
5.43%, 7/1/27, LOC: Bank of the West, C/LOC: CALSTRs (r)	80,000	80,000
5.42%, 12/15/34, LOC: Fannie Mae (r)	1,190,000	1,190,000
5.42%, 12/15/36, LOC: Bank of the West (r)	1,000,000	1,000,000
California Statewide Communities Development Authority Special
Tax Revenue, 5.35%, 3/15/34, LOC: Fannie Mae (r)	2,850,000	2,850,000
Durham North Carolina GO, 5.40%, 5/1/18, BPA: Bank of America, CF: North Carolina - Durham (r)	2,500,000	2,500,000
Florida State Housing Finance Corp. MFH Revenue:
Victoria B, 5.37%, 10/15/32, LOC: Fannie Mae (r)	2,400,000	2,400,000
Victoria J-2, 5.37%, 10/15/32, LOC: Fannie Mae (r)	2,835,000	2,835,000
5.32%, 11/1/32, LOC: Freddie Mac (r)	1,250,000	1,250,000
Grove City Church of the Nazarene, 5.38%, 2/1/24, LOC:
National City Bank (r)	5,554,000	5,554,000
Haskell Capital Partners Ltd., 5.32%, 9/1/20, LOC: Colonial Bank,
C/LOC: FHLB (r)	3,800,000	3,800,000
Heritage Funeral Services LLC, 5.47%, 2/1/18, LOC: Old National
Bank, C/LOC: Northern Trust Co. (r)	700,000	700,000
HHH Investment Co., 5.35%, 7/1/29, LOC: Bank of the West (r)	2,220,000	2,220,000
Holland Board of Public Works Home Building Co., 5.47%,
11/1/22, LOC: Wells Fargo Bank (r)	1,025,000	1,025,000
Jobs Co. LLC, 5.34%, 5/1/22, LOC: First Commonwealth Bank (r)	2,615,000	2,615,000
Kaneville Road Joint Venture, Inc., 5.38%, 11/1/32, LOC: First
American Bank, C/LOC: FHLB (r)	5,270,000	5,270,000
Lancaster California Redevelopment Agency MFH Revenue,
5.40%, 1/15/35, LOC: Fannie Mae (r)	400,000	400,000
Los Angeles California MFH Revenue, 5.33%, 12/15/34, LOC:
Fannie Mae (r)	1,600,000	1,600,000
Main & Walton, Inc., 5.33%, 9/1/26, LOC: Waypoint Bank,
C/LOC: FHLB (r)	4,325,000	4,325,000
Maniilaq Association Revenue, 5.25%, 11/1/22, LOC: Washington
Mutual Bank, C/LOC: FHLB (r)	700,000	700,000
Milpitas California MFH Revenue, 5.32%, 8/15/33, LOC:
Fannie Mae (r)	2,500,000	2,500,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
Milwaukee Wisconsin Redevelopment Authority Revenue, 5.38%,
8/1/20, LOC: Marshall & Ilsley Bank (r)	$1,250,000	$1,250,000
MOB Management One LLC, 5.63%, 12/1/26, LOC: Columbus
Bank & Trust (r)	1,305,000	1,305,000
Montgomery New York Industrial Development Board Pollution
Control Revenue, 5.47%, 5/1/25, LOC: FHLB (r)	3,155,000	3,155,000
New York State MMC Corp. Revenue, 5.50%, 11/1/35, LOC:
JPMorgan Chase Bank (r)	2,000,000	2,000,000
Ogden City Utah Redevelopment Agency Revenue, 5.48%, 1/1/31,
LOC: Bank of New York (r)	5,300,000	5,300,000
Osprey Management Co. LLC, 5.37%, 6/1/27, LOC: Wells Fargo
Bank (r)	5,100,000	5,100,000
Peoploungers, Inc., 5.33%, 4/1/18, LOC: Bank of New Albany,
C/LOC: FHLB (r)	2,640,000	2,640,000
Portage Indiana Economic Development Revenue, 5.44%, 3/1/20,
LOC: FHLB (r)	700,000	700,000
Post Apartment Homes LP, 5.32%, 7/15/29, CA: Fannie Mae (r)	7,330,000	7,330,000
Racetrac Capital LLC, 5.34%, 9/1/20, LOC: Regions Bank (r)	5,000,000	5,000,000
Rex Lumber LLC, 5.32%, 2/1/22, LOC: Whitney National Bank,
C/LOC: FHLB (r)	7,580,000	7,580,000
Scott Street Land Co., 5.37%, 1/3/22, LOC: Fifth Third Bank (r)	3,100,000	3,100,000
Scottsboro Alabama Industrial Development Board Revenue,
5.32%, 10/1/10, LOC: Wachovia Bank (r)	650,000	650,000
Sea Island Co., 5.47%, 2/1/21, LOC: Columbus Bank & Trust (r)	1,715,000	1,715,000
Shawnee Kansas Private Activity Revenue, 5.50%, 12/1/12,
LOC: JPMorgan Chase Bank (r)	3,670,000	3,670,000
Shelby County Tennessee Health Educational and Housing Facilities
Board Revenue, 5.62%, 12/1/27, LOC: First Tennessee Bank (r)	1,600,000	1,600,000
Southeast Alabama Gas Distribution Revenue, 5.33%, 6/1/25,
BPA: AmSouth Bank, AMBAC Insured (r)	6,120,000	6,120,000
Southern Indiana Investments Company Two LLC, 5.32%,
10/15/26, LOC: Old National Bank, C/LOC: FHLB (r)	2,680,000	2,680,000
St. Joseph County Indiana Economic Development Revenue,
5.49%, 6/1/27, LOC: FHLB (r)	145,000	145,000
St. Paul Minnesota Port Authority Revenue:
5.60%, 3/1/07, LOC: Dexia Credit Local (r)	145,000	145,000
5.50%, 3/1/21, LOC: Dexia Credit Local (r)	1,815,000	1,815,000
Taylor County Kentucky Tax Notes, 5.33%, 1/1/19, LOC: Peoples
Bank & Trust, C/LOC: FHLB (r)	3,260,000	3,260,000
Tucson Arizona Airport Authority, Inc. Revenue, 5.36%, 11/1/18,
LOC: Bank of America (r)	3,180,000	3,180,000
Tyler Enterprises LLC, 5.32%, 10/1/22, LOC: Peoples Bank &
Trust, C/LOC: FHLB (r)	4,920,000	4,920,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
Washington State Housing Finance Commission Revenue:
5.35%, 6/15/32, CA: Fannie Mae (r)	$1,335,000	$1,335,000
5.35%, 7/15/32, CA: Fannie Mae (r)	850,000	850,000
5.35%, 7/15/34, LOC: Fannie Mae (r)	1,875,000	1,875,000
5.39%, 5/15/35, LOC: Fannie Mae (r)	1,060,000	1,060,000
5.34%, 5/1/37, LOC: Freddie Mac (r)	1,350,000	1,350,000

Total Taxable Variable Rate Demand Notes (Cost $133,639,000)		133,639,000

Total Investments (Cost $164,960,293) - 99.0%		164,960,293
Other assets and liabilities, net - 1.0%		1,631,737
Net Assets - 100%		$166,592,030

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized, 166,690,660 shares outstanding		$166,647,641
Undistributed net investment income		15,152
Accumulated net realized gain (loss) on investments		(70,763)

Net Assets		$166,592,030

Net Asset Value Per Share		$1.00

See notes to statements of net assets and notes to financial statements.

Balanced Portfolio
Statement of Net Assets
September 30, 2006

EQUITY SECURITIES - 60.7%	Shares	Value
Aerospace & Defense - 0.1%
AAR Corp.*	29,400	$700,896

Air Freight & Logistics - 0.4%
Expeditors International Washington, Inc.	10,300	459,174
FedEx Corp.	14,900	1,619,332
United Parcel Service, Inc., Class B	7,900	568,326
		2,646,832

Airlines - 0.2%
Continental Airlines, Inc. Class B*	16,600	469,946
Southwest Airlines Co.	28,600	476,476
		946,422

Auto Components - 0.0%
Autoliv, Inc.	5,300	292,083

Automobiles - 0.1%
Harley-Davidson, Inc.	5,000	313,750

Biotechnology - 1.2%
Amgen, Inc.*	83,050	5,940,566
Gilead Sciences, Inc.*	16,305	1,120,154
		7,060,720

Building Products - 0.2%
American Standard Co.'s, Inc.	9,000	377,730
Masco Corp.	27,700	759,534
		1,137,264

Capital Markets - 2.4%
Charles Schwab Corp.	8,700	155,730
Goldman Sachs Group, Inc.	42,900	7,257,393
Legg Mason, Inc.	22,672	2,286,698
Nuveen Investments, Inc.	72,400	3,709,052
SEI Investments Co.	7,100	398,949
T. Rowe Price Group, Inc.	8,614	412,180
		14,220,002

Chemicals - 0.5%
H.B. Fuller Co.	57,000	1,336,080
Lubrizol Corp.	1,200	54,876
Praxair, Inc.	32,500	1,922,700
		3,313,656

EQUITY SECURITIES - Cont'd	Shares	Value
Commercial Banks - 1.8%
M&T Bank Corp.	21,200	$2,543,152
National City Corp.	5,900	215,940
North Fork Bancorp, Inc.	6,450	184,728
US Bancorp	91,100	3,026,342
Wachovia Corp.	71,000	3,961,800
Wells Fargo & Co.	17,000	615,060
		10,547,022

Commercial Services & Supplies - 0.6%
Manpower, Inc.	8,500	520,795
Pitney Bowes, Inc.	43,300	1,921,221
United Stationers, Inc.*	19,300	897,643
		3,339,659

Communications Equipment - 1.7%
Cisco Systems, Inc.*	325,556	7,487,788
Motorola, Inc.	67,191	1,679,775
Qualcomm, Inc.	23,400	850,590
		10,018,153

Computers & Peripherals - 2.5%
Apple Computer, Inc.*	10,006	770,762
Dell, Inc.*	78,800	1,799,792
EMC Corp.*	90,312	1,081,938
Hewlett-Packard Co.	76,800	2,817,792
International Business Machines Corp.	75,100	6,153,694
Lexmark International, Inc.*	23,700	1,366,542
Western Digital Corp.*	28,280	511,868
		14,502,388

Consumer Finance - 1.4%
American Express Co.	49,700	2,787,176
Capital One Financial Corp.	21,000	1,651,860
First Marblehead Corp.	27,200	1,883,872
SLM Corp.	34,200	1,777,716
		8,100,624

Containers & Packaging - 0.0%
Sealed Air Corp.	300	16,236

Diversified Consumer Services - 0.0%
Apollo Group, Inc.*	2,800	137,872

Diversified Financial Services - 4.5%
Bank of America Corp. (s)	190,890	10,225,977
CIT Group, Inc.	78,300	3,807,729
First Republic Preferred Capital Corp., Preferred(e)	500	532,500
JPMorgan Chase & Co.	142,633	6,698,046
MFH Financial Trust I, Preferred(e)	20,000	1,980,000
Roslyn Real Estate Asset Corp., Preferred	10	1,004,375
WoodBourne Pass-Through Trust, Preferred(e)	20	2,008,125
		26,256,752

EQUITY SECURITIES - Cont'd	Shares	Value
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	178,500	$5,811,960
BellSouth Corp.	72,200	3,086,550
Manitoba Telecom Services, Inc.	9,310	401,552
		9,300,062

Electric Utilities - 0.4%
Cleco Corp.	58,400	1,474,016
IDACORP, Inc.	26,900	1,017,089
		2,491,105

Electrical Equipment - 0.4%
Cooper Industries Ltd.	1,300	110,786
Genlyte Group, Inc.*	33,400	2,378,080
		2,488,866

Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc.*	16,900	552,461
Amphenol Corp.	10,350	640,975
Jabil Circuit, Inc.	12,000	342,840
Littelfuse, Inc.*	38,800	1,346,360
Molex, Inc.	400	15,588
		2,898,224

Energy Equipment & Services - 1.0%
Grant Prideco, Inc.*	1,600	60,848
Smith International, Inc.	76,400	2,964,320
Unit Corp.*	13,300	611,401
Universal Compression Holdings, Inc.*	35,900	1,918,855
Veritas DGC, Inc.*	8,500	559,470
		6,114,894

Food & Staples Retailing - 0.5%
Sysco Corp.	12,500	418,125
Walgreen Co.	55,800	2,476,962
		2,895,087

Food Products - 1.6%
General Mills, Inc.	71,000	4,018,600
Kellogg Co.	96,200	4,763,824
McCormick & Co., Inc.	14,400	546,912
Ralcorp Holdings, Inc.*	3,700	178,451
		9,507,787

Gas Utilities - 1.3%
Energen Corp.	53,100	2,223,297
Equitable Resources, Inc.	45,800	1,602,084
Oneok, Inc.	109,100	4,122,889
		7,948,270

Health Care Equipment & Supplies - 1.4%
Beckman Coulter, Inc.	4,000	230,240
Becton Dickinson & Co.	45,200	3,194,284
Cytyc Corp.*	11,000	269,280
Dentsply International, Inc.	10,200	307,122
Medtronic, Inc.	95,971	4,456,893
		8,457,819

EQUITY SECURITIES - Cont'd	Shares	Value
Health Care Providers & Services - 3.1%
AMERIGROUP Corp.*	300	$8,865
AmerisourceBergen Corp.	63,700	2,879,240
Cardinal Health, Inc.	30,500	2,005,070
Caremark Rx, Inc.	48,700	2,759,829
Coventry Health Care, Inc.*	38,675	1,992,536
Express Scripts, Inc.*	25,100	1,894,799
Health Management Associates, Inc.	14,000	292,600
Laboratory Corp. of America Holdings, Inc.*	22,600	1,481,882
Lincare Holdings, Inc.*	10,300	356,792
McKesson Corp.	71,000	3,743,120
Quest Diagnostics, Inc.	7,224	441,820
WellCare Health Plans, Inc.*	1,900	107,597
		17,964,150

Hotels, Restaurants & Leisure - 0.7%
Darden Restaurants, Inc.	47,300	2,008,831
Starbucks Corp.*	61,700	2,100,885
		4,109,716

Household Durables - 0.8%
American Greetings Corp.	4,200	97,104
Black & Decker Corp.	18,400	1,460,040
KB Home	3,500	153,300
Pulte Homes, Inc.	77,400	2,465,964
Yankee Candle Co., Inc.	9,000	263,430
		4,439,838

Household Products - 2.0%
Colgate-Palmolive Co.	9,949	617,833
Kimberly-Clark Corp.	36,500	2,385,640
Procter & Gamble Co.	140,295	8,695,484
		11,698,957

Industrial Conglomerates - 0.9%
3M Co.	73,973	5,505,071

Insurance - 3.3%
21st Century Insurance Group	8,200	122,590
Aflac, Inc.	6,750	308,880
Arthur J. Gallagher & Co.	8,500	226,695
Brown & Brown, Inc.	9,500	290,320
Chubb Corp.	38,200	1,984,872
Commerce Group, Inc.	35,900	1,078,795
Conseco, Inc.:
Preferred	80,500	2,068,850
Warrants (strike price $27.60/share, expires 9/10/08)*	3,161	5,152
First American Corp.	5,500	232,870
Hartford Financial Services Group, Inc.	18,898	1,639,401
Lincoln National Corp.	11,400	707,712
Odyssey Re Holdings Corp.	22,100	746,538
Phoenix Co.'s, Inc.	6,200	86,800
Principal Financial Group	38,800	2,106,064
Prudential Financial, Inc.	28,000	2,135,000

EQUITY SECURITIES - Cont'd	Shares	Value
Insurance - Cont'd
Safeco Corp.	3,100	$182,683
St. Paul Travelers Co.'s, Inc.	85,600	4,013,784
StanCorp Financial Group, Inc.	14,300	638,209
UnumProvident Corp.	30,700	595,273
		19,170,488

Internet & Catalog Retail - 0.1%
Expedia, Inc.*	39,900	625,632
Liberty Media Holding Corp. - Interactive*	1,025	20,890
		646,522

Internet Software & Services - 0.3%
eBay, Inc.*	10,000	283,600
Yahoo!, Inc.*	56,200	1,420,736
		1,704,336

IT Services - 1.3%
Acxiom Corp.	16,400	404,424
Automatic Data Processing, Inc.	91,100	4,312,674
First Data Corp.	50,800	2,133,600
Tyler Technologies, Inc.*	58,100	751,233
		7,601,931

Life Sciences - Tools & Services - 0.1%
Applera Corp. - Applied Biosystems Group	4,200	139,062
Varian, Inc.*	600	27,522
Waters Corp.*	3,700	167,536
		334,120

Machinery - 2.4%
Cummins, Inc.	22,600	2,694,598
Danaher Corp.	43,656	2,997,858
Graco, Inc.	10,100	394,506
Illinois Tool Works, Inc.	92,000	4,130,800
Nordson Corp.	17,800	709,508
Parker Hannifin Corp.	14,600	1,134,858
Terex Corp.*	43,100	1,948,982
Valmont Industries, Inc.	5,300	276,925
		14,288,035

Media - 2.0%
Cablevision Systems Corp.	4,800	109,008
John Wiley & Sons, Inc.	13,700	493,337
McGraw-Hill Co.'s, Inc.	74,400	4,317,432
Omnicom Group, Inc.	5,700	533,520
Time Warner, Inc.	272,800	4,973,144
Univision Communications, Inc.*	32,400	1,112,616
		11,539,057

Metals & Mining - 0.0%
Reliance Steel & Aluminum Co.	8,200	263,548

EQUITY SECURITIES - Cont'd	Shares	Value
Multiline Retail - 1.6%
Kohl's Corp.*	59,000	$3,830,280
Nordstrom, Inc.	38,500	1,628,550
Target Corp.	76,900	4,248,725
		9,707,555

Multi-Utilities - 0.7%
MDU Resources Group, Inc.	106,000	2,368,040
NiSource, Inc.	16,100	350,014
OGE Energy Corp.	33,900	1,224,129
		3,942,183

Office Electronics - 0.2%
Xerox Corp.*	81,900	1,274,364

Oil, Gas & Consumable Fuels - 3.0%
Chesapeake Energy Corp.	1,700	49,266
EOG Resources, Inc.	92,700	6,030,135
Kinder Morgan, Inc.	22,300	2,338,155
Overseas Shipholding Group, Inc.	41,100	2,538,747
Plains Exploration & Production Co.*	13,700	587,867
St. Mary Land & Exploration Co.	13,100	480,901
XTO Energy, Inc.	139,909	5,894,366
		17,919,437

Paper & Forest Products - 0.1%
Weyerhaeuser Co.	5,800	356,874

Personal Products - 0.1%
Playtex Products, Inc.*	34,300	459,620

Pharmaceuticals - 2.5%
Barr Pharmaceuticals, Inc.*	47,784	2,481,901
Johnson & Johnson	66,600	4,325,004
Perrigo Co	49,100	833,227
Pfizer, Inc.	248,800	7,055,968
		14,696,100

Real Estate Investment Trusts - 0.5%
Equity Office Properties Trust	10,200	405,552
FelCor Lodging Trust, Inc.	17,800	356,890
Friedman Billings Ramsey Group, Inc.	19,884	159,669
New Century Financial Corp.	45,800	1,800,398
		2,722,509

Real Estate Management & Development - 0.1%
CB Richard Ellis Group, Inc.*	15,900	391,140

Semiconductors & Semiconductor Equipment - 1.8%
Analog Devices, Inc.	35,300	1,037,467
Intel Corp.	113,400	2,332,638
Lam Research Corp.*	19,900	902,067
MEMC Electronic Materials, Inc.*	1,600	58,608
Micron Technology, Inc.*	105,700	1,839,180

EQUITY SECURITIES - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - Cont'd
Nvidia Corp.*	10,349	$306,227
Texas Instruments, Inc.	117,200	3,896,900
		10,373,087

Software - 2.1%
Adobe Systems, Inc.*	77,800	2,913,610
BEA Systems, Inc.*	81,200	1,234,240
BMC Software, Inc.*	24,500	666,890
Compuware Corp.*	47,500	370,025
Manhattan Associates, Inc.*	20,800	502,112
Microsoft Corp.	216,209	5,908,992
Sybase, Inc.*	12,200	295,728
Symantec Corp.*	19,000	404,320
		12,295,917

Specialty Retail - 1.7%
Bed Bath & Beyond, Inc.*	6,300	241,038
Best Buy Co., Inc.	1,900	101,764
Gap, Inc.	36,900	699,255
Home Depot, Inc.	126,050	4,571,833
Office Depot, Inc.*	13,000	516,100
Staples, Inc.	151,744	3,691,932
		9,821,922

Textiles, Apparel & Luxury Goods - 0.4%
Nike, Inc., Class B	28,500	2,497,170

Thrifts & Mortgage Finance - 1.1%
Freddie Mac	27,400	1,817,442
Golden West Financial Corp.	22,500	1,738,125
Triad Guaranty, Inc.*	3,200	163,744
Washington Mutual, Inc.	57,679	2,507,306
		6,226,617

Wireless Telecommunication Services - 0.2%
American Tower Corp.*	30,700	1,120,550

Venture Capital - 1.3%
Agraquest, Inc.:
Series B Preferred(b)(i)*	190,477	38,033
Series C Preferred(b)(i)*	117,647	27,191
Series H Preferred(b)(i)*	3,463,856	236,207
Allos Therapeutics*	171,271	645,692
CFBanc Corp.(b)(i)*	27,000	282,910
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/15/12) (b)(i)*	189,375	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	118,360	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	887,700	-
(strike price $0.14/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.28/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.01/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 2/28/13) (b)(i)*	29,590	-

EQUITY SECURITIES - Cont'd	Shares	Value
Venture Capital - Cont'd
(strike price $0.28/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	250,000	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	173,455	-
(strike price $0.14/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.28/share, expires 9/4/13) (b)(i)*	23,128	-
(strike price $0.01/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 4/21/14) (b)(i)*	162,500	-
Community Bank of the Bay (b)*	4,000	45,000
Community Growth Fund*	1,498,306	1,184,407
Distributed Energy Systems Corp.:
Common Stock*	14,146	45,692
Warrants (strike price $2.80/share, expires 12/17/06)(b)(i)*	1,652	710
Warrants (strike price $2.80/share, expires 12/17/06)(b)(i)*	551	237
Evergreen Solar, Inc.*	66,000	547,800
Gaiam, Inc.*	12,500	161,375
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share, expires
10/31/13)(b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	98,717
Series A Preferred, Warrants (strike price $1.00/share, expires
1/1/12)(b)(i)*	1,104	-
Series B Preferred (b)(i)*	161,759	231,315
Series C Preferred (b)(i)*	36,984	52,886
Hayes Medical Inc. :
Common Stock (b)(i)*	180,877	-
Series A-1 Preferred (b)(i)*	420,683	-
Series B Preferred (b)(i)*	348,940	17,447
Series C Preferred (b)(i)*	601,710	120,342
Inflabloc Pharmaceuticals, Inc.(b)(i)*	625	1
Medimmune, Inc.*	19,854	579,935
Neighborhood Bancorp(b)(i)*	10,000	182,630
Pharmadigm, Inc.(b)(i)*	568	-
Plethora Technology, Inc.:
Common Stock Warrants (strike price $0.01/share, expires
4/29/15)(b)(i)*	72,000	-
Series A Preferred (a)(b)(i)*	825,689	526,377
Series A Preferred, Warrants (strike price $0.85/share, expires
6/9/13)(b)(i)*	176,471	-
ProFund International SA:
Common (b)(i)*	7,500	-
Preferred (b)(i)*	80,454	4,302
Seventh Generation, Inc. (b)(i)*	200,295	1,665,152
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	104,297	167,367
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Series 1-B, Preferred Warrants (strike price $0.01/share, expires
5/26/15) (b)(i)*	11,920	2,143

EQUITY SECURITIES - Cont'd	Shares	Value
Venture Capital - Cont'd
Wild Planet Toys, Inc.:
Series B Preferred (b)(i)*	476,190	$714,285
Series E Preferred (b)(i)*	129,089	193,634
Wind Harvest Co., Inc. Series A Preferred (b)(i)*	8,696	1
		7,802,838

Total Equity Securities (Cost $305,452,867)		356,526,097

	Adjusted
Limited Partnership Interest - 0.7%	Basis
Angels With Attitude I LLC (a)(b)(i)*	$200,000	170,416
Coastal Venture Partners (b)(i)*	173,067	116,772
Commons Capital (b)(i)*	355,332	233,202
Environmental Private Equity Fund II (b)(i)*	13,863	47,353
First Analysis Private Equity Fund IV (b)(i)*	390,315	485,088
GEEMF Partners (a)(b)(i)*	185,003	514,034
Global Environment Emerging Markets Fund (b)(i)*	757,589	1,408,461
Hambrecht & Quist Environmental Technology Fund (b)(i)*	254,513	36,558
Infrastructure and Environmental Private Equity Fund III (b)(i)*	493,425	275,033
Labrador Ventures III (b)(i)*	360,875	86,195
Labrador Ventures IV (b)(i)*	826,683	278,265
Milepost Ventures (a)(b)(i)*	500,000	1
New Markets Growth Fund LLC (b)(i)*	200,000	196,360
Poland Partners (b)(i)*	-	104,954
Solstice Capital (b)(i)*	360,526	298,268
Utah Ventures (b)(i)*	867,581	-
Venture Strategy Partners (b)(i)*	206,057	25,810

Total Limited Partnership Interest (Cost $6,144,829)		4,276,770

	Principal
Corporate Bonds - 20.5%	Amount
ACLC Business Loan Receivables Trust, 5.98%, 10/15/21 (e)(r)	596,737	576,023
AgFirst Farm Credit Bank, 7.30%, 10/14/49 (e)	2,000,000	1,990,210
Alliance Mortgage Investments, 12.64%, 6/1/10 (r)	383,333	383,333
APL Ltd., 8.00%, 1/15/24	550,000	495,000
Archstone-Smith Operating Trust, 5.25%, 12/1/10	1,000,000	994,074
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)	4,700,000	2,151,049
Atmos Energy Corp., 5.882%, 10/15/07 (r)	2,000,000	2,000,545
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	2,750,000	2,733,693
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	750,000	835,982
BAC Capital Trust XI, 6.625%, 5/23/36	1,500,000	1,582,020
Banco Santander Chile, 5.74%, 12/9/09 (e)(r)	1,500,000	1,499,997
Barclays Bank plc, 6.278%, 12/29/49 (r)	1,000,000	953,510
BellSouth Corp., 5.58%, 8/15/08 (r)	1,000,000	1,000,071
BellSouth Telecommunications, Inc., STEP, 0.00% to 12/15/15,
6.65% thereafter to 12/15/2095 (r)	1,500,000	720,089
BF Saul, 7.50%, 3/1/14	750,000	752,812

	Principal
Corporate Bonds - Cont'd	Amount	Value
Brandywine Operating Partnership LP, 5.95%, 4/1/09 (r)	$1,000,000	$1,000,336
Capital One Capital III, 7.686%, 8/15/36	750,000	795,489
Cardinal Health, Inc., 5.64%, 10/2/09 (e)(r)	1,000,000	999,750
Chase Funding Mortgage Loan, 4.045%, 5/25/33	4,636,924	4,568,310
Chevy Chase Bank FSB, 6.875%, 12/1/13	250,000	250,313
City Soft, Inc.:
Convertible Notes I, 10.00%, 8/31/06 (b)(i)(w)*	297,877	-
Convertible Notes II, 10.00%, 8/31/06 (b)(i)(x)*	32,500	-
Convertible Notes III, 10.00%, 8/31/06 (b)(i)(y)*	25,000	-
Convertible Notes IV, 10.00%, 8/31/06 (b)(i)(z)*	25,000	-
Collegiate Funding Services Education Loan Trust I, 5.32%, 3/1/42	2,000,000	2,005,000
Community Reinvestment Revenue Notes, 5.68%, 6/1/31 (e)	1,441,535	1,444,238
Credit Suisse First Boston USA Inc., 5.581%, 3/2/11 (r)	2,000,000	2,002,349
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	4,000,000	3,884,294
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,099,924
Duke Realty LP, 5.647%, 12/22/06 (r)	2,000,000	2,000,201
Enterprise Products Operating LP, 8.375% to 8/1/16,
floating rate thereafter to 8/1/66 (r)	1,750,000	1,827,560
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	994,339
First National Bank of Omaha, 7.32%, 12/1/10	500,000	506,437
Glitnir banki HF:
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	1,500,000	1,520,490
7.451% to 9/14/16, floating rate thereafter to 12/14/49 (e)(r)	600,000	613,356
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	500,000	487,379
Trust III, 5.361%, 2/15/36 (e)	300,000	298,512
Goldman Sachs Group, Inc.:
5.70%, 8/5/11 (r)	1,000,000	1,000,907
6.345%, 2/15/34	1,200,000	1,197,857
6.45%, 5/1/36	300,000	307,281
HBOS plc, 6.413% to 10/1/35, floating rate thereafter to
9/29/49, (e)(r)	1,300,000	1,258,969
Health Care Property Investors, Inc., 5.84%, 9/15/08 (r)	3,000,000	3,000,035
HRPT Properties Trust, 5.99%, 3/16/11 (r)	2,500,000	2,500,021
Impac CMB Trust, 5.60%, 5/25/35 (r)	2,811,338	2,816,742
Independence Community Bank Corp., 3.75% to 4/1/09, floating
rate thereafter to 4/1/14 (r)	2,500,000	2,386,976
Interpool Capital Trust, 9.875%, 2/15/27	1,000,000	1,035,000
JPMorgan Chase & Co., 5.08%, 10/28/08 (r)	3,850,000	3,847,723
JPMorgan Chase Capital XX, 6.55%, 9/29/36	1,000,000	1,010,766
Kaupthing Bank HF:
5.55%, 12/1/09	1,500,000	1,476,225
6.067%, 1/15/10 (e)(r)	3,000,000	3,000,000
KDM Development Corp., 2.41%, 12/31/07 (b)(i)	746,900	724,421
Kinder Morgan Energy Partners LP, 5.80%, 3/15/35	1,000,000	908,750
Landsbanki Islands HF, 6.10%, 8/25/09 (e)(r)	750,000	749,988
Leucadia National Corp., 7.00%, 8/15/13	895,000	888,288
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	1,696,000	8,480
8.30%, 12/1/37 (e)(m)*	6,130,000	30,650
8.45%, 12/1/97 (e)(m)*	2,560,000	12,800
Masco Corp., 5.64%, 3/9/07 (e)(r)	2,000,000	2,001,462
Mcguire Air Force Base, Military Housing Project,
5.611%, 9/15/51 (e)	1,000,000	1,000,000

	Principal
Corporate Bonds - Cont'd	Amount	Value
Meridian Funding Co. LLC, 5.67%, 10/15/14 (e)(r)	$3,000,000	$3,001,158
Mid-Atlantic Family Military Communities LLC:
5.24%, 8/1/50 (e)	1,000,000	961,570
5.30%, 8/1/50 (e)	750,000	720,300
Midwest Family Housing LLC, 5.531%, 1/1/51 (e)	1,000,000	964,150
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,058,966
New York State Community Statutory Trust II, 9.218%,
12/28/31 (e)(r)	500,000	501,875
Odyssey Re Holdings Corp., 6.875%, 5/1/15	950,000	903,244
Orkney Re II plc, Series B, 8.404%, 12/21/35 (e)(r)	1,100,000	1,100,000
Pacific Pilot Funding Ltd., 6.25%, 10/20/16 (e)(r)	991,050	989,275
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	508,793
Pioneer Natural Resources Co., 6.875%, 5/1/18	3,550,000	3,526,742
Plethora Technology, 12.00%, 12/31/06 (b)(i)	150,000	150,000
Preferred Term Securities IX Ltd., 6.21%, 4/3/33 (e)(r)	1,000,000	1,007,220
Prudential Financial, Inc.:
STEP, 4.104%, 11/15/06 (r)	2,000,000	1,996,697
5.54%, 6/13/08 (r)	1,500,000	1,503,674
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	1,000,000	1,163,745
RBS Capital Trust I, 6.167%, 9/29/49 (r)	500,000	500,045
Reed Elsevier Capital, Inc., 5.72%, 6/15/10 (r)	3,000,000	3,000,017
Rose Smart Growth Investment Fund, 6.045%, 4/1/21 (b)(i)	1,000,000	1,000,000
Salvation Army, 5.46%, 9/1/16	160,000	160,400
Santander Issuances SA Unipersonal, 5.75%, 6/20/16 (e)(r)	1,000,000	1,016,689
Sovereign Bancorp, Inc., 5.68%, 3/1/09 (e)(r)	1,000,000	999,547
Sovereign Bank, 4.00%, 2/1/08	1,235,000	1,213,875
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter to
10/15/97 (e)(r)	1,000,000	342,945
Spieker Properties LP, 6.75%, 1/15/08	3,500,000	3,554,538
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	25,075,543	3,157,512
Union Financial Services -1, Inc. VRDN:
5.80%, 10/1/32 (r)	2,700,000	2,706,750
5.29%, 12/1/32 (r)	4,000,000	4,000,000
UnumProvident Corp., 5.997%, 5/15/08	1,000,000	1,003,614
Vornado Realty LP, 5.625%, 6/15/07	1,000,000	1,000,574
Xerox Corp., 6.75%, 2/1/17	500,000	510,000

Total Corporate Bonds (Cost $130,723,094)		120,353,941

U.S. Government Agencies and Instrumentalities - 8.0%
Fannie Mae, 5.50%, 12/25/16	1,422,514	1,415,731
Federal Home Loan Bank:
0.00%, 2/5/07 (r)	1,000,000	961,250
STEP, 4.60% to 10/26/07, 5.00% thereafter to 10/26/07 (r)	5,000,000	4,991,353
0.00%, 12/28/07 (r)	2,000,000	1,833,400
Federal Home Loan Bank Discount Notes, 10/2/06	23,400,000	23,397,075
Freddie Mac:
5.125%, 12/15/13	9,080,401	8,952,265
5.625%, 11/23/35	2,500,000	2,429,448

U.S. Government Agencies	Principal
and Instrumentalities - Cont'd	Amount	Value
Small Business Administration:
5.038%, 3/10/15	$995,117	$981,765
4.94%, 8/10/15	1,959,186	1,938,230

Total U.S. Government Agencies and Instrumentalities
(Cost $47,189,380)		46,900,517

Municipal Obligations - 0.2%
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (f)*	3,750,000	1,316,254

Total Municipal Obligations (Cost $3,766,205)		1,316,254

Taxable Municipal Obligations - 9.1%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.42%, 3/1/17	200,000	199,676
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/11	6,000,000	4,653,960
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	750,000	747,338
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	500,000	492,780
California Statewide Communities Development Authority
Revenue Bonds:
5.48%, 8/1/11	800,000	812,832
5.01%, 8/1/15	635,000	627,380
Chicago Illinois GO Bonds, 5.30%, 1/1/14	1,500,000	1,509,750
Detroit Michigan GO Bonds, 5.15%, 4/1/25	3,000,000	2,812,830
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.17%, 1/1/15	500,000	497,970
Howell Township New Jersey School District GO Bonds, 5.10%,
7/15/17	1,505,000	1,487,677
Illinois State Housing Development Authority Revenue Bonds,
5.60%, 12/1/15	1,380,000	1,396,974
Indiana State Bond Bank Revenue Bonds:
5.38%, 7/15/18	950,000	954,750
6.01%, 7/15/21	2,500,000	2,572,425
Inglewood California Pension Funding Revenue Bonds,
5.07%, 9/1/20	660,000	641,362
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	500,000	511,265
Long Beach California Bond Finance Authority Revenue Bonds,
4.80%, 8/1/16	1,545,000	1,495,452
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 4.60%, 7/1/10	840,000	820,705
Malibu California Integrated Water Quality Improvement COPs,
5.39%, 7/1/16	1,130,000	1,140,136
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	700,000	685,965
New York State MMC Corp. Revenue Bonds, 5.50%, 11/1/35 (r)	1,000,000	1,000,000
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
4.06%, 10/15/10	4,000,000	3,860,360
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.383%, 9/1/16	3,000,000	3,025,800
5.263%, 9/7/16	1,000,000	999,630

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Oceanside California Pension Obligation Revenue Bonds,
5.04%, 8/15/17	$750,000	$731,573
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	4,000,000	2,988,040
6/30/14	1,500,000	1,006,365
Pennsylvania Commonwealth Financing Authority Revenue
Bonds, 5.631%, 6/1/23	2,000,000	2,052,080
Philadelphia Pennsylvania School District GO Bonds,
5.09%, 7/1/20	750,000	730,410
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	2,500,000	2,513,900
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 5.54%, 12/1/20	500,000	506,415
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	500,000	503,840
San Diego California Redevelopment Agency Tax Allocation
Bonds, 5.66%, 9/1/16	1,500,000	1,529,580
San Jose California Redevelopment Agency Tax Allocation
Bonds, 5.46%, 8/1/35	1,000,000	930,920
Secaucus New Jersey Municipal Utilities Authority
Revenue Bonds:
3.65%, 12/1/08	745,000	724,945
3.90%, 12/1/09	1,150,000	1,114,856
Texas Municipal Gas Corp., Gas Reservation Revenue Bonds,
2.60%, 7/1/07	345,000	341,605
Texas State Public Finance Authority Revenue Bonds,
9.00%, 12/1/06	912,000	917,572
University of Central Florida COPs, 5.375%, 10/1/35	500,000	471,340
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	1,500,000	1,424,460
Vacaville California Housing Redevelopment Agency
Tax Allocation Bonds, 6.125%, 9/1/20	665,000	688,195
West Contra Costa California Unified School District Revenue
Bonds, 4.90%, 1/1/15	555,000	540,992
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	980,590

Total Taxable Municipal Obligations (Cost $53,942,876)		53,644,695

High Social Impact Investments - 0.8%
Calvert Social Investment Foundation Notes,
3.00%, 7/1/07 (b)(i)(r)	5,016,666	4,800,598

Total High Social Impact Investments (Cost $5,016,666)		4,800,598

	Principal
Certificates of Deposit - 0.1%	Amount	Value
Alternative Federal Credit Union, 2.75%, 11/30/06 (b)(k)	$50,000	$49,885
First American Credit Union, 4.00%, 12/23/06 (b)(k)	92,000	91,696
Mission Area Federal Credit Union, 2.00%, 11/18/06 (b)(k)	50,000	49,920
Native American Credit Union, 2.79%, 11/13/06 (b)(k)	92,000	91,788
ShoreBank & Trust, 4.00%, 12/6/06 (b)(k)	100,000	99,670

Total Certificates of Deposit (Cost $384,000)		382,959

TOTAL INVESTMENTS (Cost $552,619,917) - 100.1%		588,201,831
Other assets and liabilities, net - (0.1%)		(792,819)
Net Assets - 100%		$587,409,012

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 17,847,618 shares outstanding		$498,943,592
Class B: 950,823 shares outstanding		28,119,296
Class C: 951,679 shares outstanding		27,690,268
Class I: 212,681 shares outstanding		5,999,880
Undistributed net investment income (loss)		(330,182)
Accumulated net realized gain (loss) on investments		(8,372,687)
Net unrealized appreciation (depreciation) on investments		35,358,845

Net Assets		$587,409,012

Net Asset Value per Share
Class A (based on net assets of $525,739,784)		$29.46
Class B (based on net assets of $27,804,881)		$29.24
Class C (based on net assets of $27,547,245)		$28.95
Class I (based on net assets of $6,317,102)		$29.70

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	403	12/06	$82,413,500	$86,089
5 Year U.S. Treasury Notes	11	12/06	1,160,672	(877)
10 Year U.S. Treasury Notes	411	12/06	$44,413,687	176,009
Total Purchased				$261,221

Sold:
U.S. Treasury Bonds	309	12/06	$34,733,531	($484,306)
Total Sold				($484,306)

See notes to statements of net assets and notes to financial statements.

Bond Portfolio
Statement of Net Assets
September 30, 2006

	Principal
Corporate Bonds - 52.1%	Amount	Value
ACLC Business Loan Receivables Trust, 5.98%, 10/15/21 (e)(r)	$596,737	$576,023
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	1,000,000	1,092,690
7.30%, 10/14/49 (e)	2,000,000	1,990,210
Alliance Mortgage Investments, 12.64%, 6/1/10 (r)	479,167	479,167
APL Ltd., 8.00%, 1/15/24	400,000	360,000
Archstone-Smith Operating Trust, 5.25%, 12/1/10	1,000,000	994,074
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)	3,500,000	1,601,845
Atmos Energy Corp., 5.882%, 10/15/07 (r)	3,500,000	3,500,955
Aurora Military Housing LLC, 5.32%, 12/15/20 (e)	3,475,000	3,452,343
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	500,000	557,321
BAC Capital Trust XI, 6.625%, 5/23/36	3,000,000	3,164,039
Bank One Corp, 2.625%, 6/30/08	5,000,000	4,786,400
Bank One Texas, 6.25%, 2/15/08	2,080,000	2,107,843
Barclays Bank plc, 6.278% to 12/15/34, floating rate thereafter
to 12/29/49 (r)	1,500,000	1,430,265
BellSouth Corp., 5.58%, 8/15/08 (r)	3,000,000	3,000,212
BellSouth Telecommunications, STEP, 0.00% to 12/15/15,
6.65% thereafter to 12/15/95 (r)	2,500,000	1,200,149
BF Saul, 7.50%, 3/1/14	1,000,000	1,003,750
Brandywine Operating Partnership LP, 5.95%, 4/1/09 (r)	3,000,000	3,001,007
Capital One Capital III, 7.686%, 8/15/36	1,500,000	1,590,978
Cardinal Health, Inc., 5.64%, 10/2/09 (e)(r)	1,250,000	1,249,687
Chase Funding Mortgage Loan, 4.045%, 5/25/33	4,636,924	4,568,310
Chevy Chase Bank FSB, 6.875%, 12/1/13	500,000	500,625
Collegiate Funding Services Education Loan Trust I:
5.31%, 3/1/42 (r)	10,000,000	10,025,000
5.32%, 3/1/42 (e)(r)	5,000,000	5,012,500
Series 2003-B Class A3, 5.31%, 12/28/43 (r)	10,000,000	10,025,000
Series 2003-B Class A5, 5.31%, 12/28/43 (r)	1,600,000	1,604,000
Community Reinvestment Revenue Notes, 5.90%, 6/1/31 (e)	2,000,000	2,032,500
Credit Suisse First Boston USA, Inc., 5.581%, 3/2/11 (r)	2,500,000	2,502,936
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	4,000,000	3,884,294
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,099,924
Duke Realty LP, 5.647%, 12/22/06 (r)	2,000,000	2,000,201
Enterprise Products Operating LP, 8.375% to 8/1/16,
floating rate thereafter to 8/1/66 (r)	3,300,000	3,446,256
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	994,339
First National Bank of Omaha, 7.32%, 12/1/10	1,000,000	1,012,873
Glitnir banki HF:
5.667%, 10/15/08 (e)(r)	2,000,000	2,000,045
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	750,000	760,245
7.45 to 9/14/16, floating rate thereafter to 9/1/49 (e)(r)	1,000,000	1,022,260
Global Signal Trust II, 4.232%, 12/15/14 (e)	1,000,000	974,758
Global Signal Trust III, 5.361%, 2/15/36 (e)	1,500,000	1,492,558
Goldman Sachs Group, Inc.:
5.70%, 8/5/11 (r)	5,000,000	5,004,535
6.345%, 2/15/34	500,000	499,107
6.45%, 5/1/36	500,000	512,135

	Principal
Corporate Bonds - Cont'd	Amount	Value
HBOS plc, 6.413% to 10/1/35, floating rate thereafter to
9/29/49 (e)(r)	$2,700,000	$2,614,783
Health Care Property Investors, Inc.:
5.84%, 9/15/08 (r)	3,000,000	3,000,035
6.30%, 9/15/16	2,000,000	2,012,068
HRPT Properties Trust, 5.99%, 3/16/11 (r)	4,000,000	4,000,034
HSBC Finance Corp., 4.45%, 9/15/08	3,000,000	2,965,220
Impac CMB Trust:
5.60%, 5/25/35 (r)	2,811,338	2,816,742
5.65%, 8/25/35 (r)	1,848,747	1,851,987
Independence Community Bank Corp., 3.75% to 4/1/09,
floating rate thereafter to 4/1/14 (r)	3,000,000	2,864,371
Interpool Capital Trust, 9.875%, 2/15/27	2,095,000	2,168,325
Irwin Land LLC, 4.51%, 12/15/15 (e)	2,591,877	2,497,403
JPMorgan Chase & Co., 4.88%, 10/28/08 (r)	6,725,000	6,721,023
JPMorgan Chase Capital XX, 6.55%, 9/29/36	1,500,000	1,516,150
Kaupthing Bank HF:
5.55%, 12/1/09	2,000,000	1,968,300
6.067%, 1/15/10 (e)(r)	4,000,000	4,000,000
Kinder Morgan Energy Partners LP, 5.80%, 3/15/35	1,500,000	1,363,125
Kinder Morgan, Inc., 7.45%, 3/1/98	200,000	185,819
Landesbank Baden-Wuerttemberg, 4.67%, 2/28/07 (r)	5,000,000	4,991,450
Landsbanki Islands HF, 6.10%, 8/25/09 (e)(r)	1,500,000	1,499,975
Leucadia National Corp., 7.00%, 8/15/13	1,825,000	1,811,313
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,942,000	14,710
8.30%, 12/1/37 (e)(m)*	3,500,000	17,500
Masco Corp., 5.64%, 3/9/07 (e)(r)	3,000,000	3,002,193
Mcguire Air Force Base, Military Housing Project,
5.611%, 9/15/51 (e)	1,500,000	1,500,000
Meridian Funding Co. LLC, 5.67%, 10/15/14 (e)(r)	5,000,000	5,001,930
Mid-Atlantic Family Military Communities LLC:
5.24%, 8/1/50 (e)	1,000,000	961,570
5.30%, 8/1/50 (e)	1,250,000	1,200,500
Midwest Family Housing LLC, 5.531%, 1/1/51 (e)	1,500,000	1,446,225
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	1,500,000	1,538,784
6.90%, 10/1/37	1,300,000	1,376,655
Odyssey Re Holdings Corp., 6.875%, 5/1/15	1,100,000	1,045,861
Orkney Re II plc, Series B, 8.404%, 12/21/35 (e)(r)	1,700,000	1,700,000
Pacific Pilot Funding Ltd., 6.25%, 10/20/16 (e)(r)	991,050	989,275
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	508,793
Pioneer Natural Resources Co., 6.875%, 5/1/18	7,050,000	7,003,811
Preferred Term Securities IX Ltd., 6.21%, 4/3/33 (e)(r)	1,000,000	1,007,220
Prudential Financial, Inc.:
STEP, 4.104%, 11/15/06 (r)	5,000,000	4,991,743
5.54%, 6/13/08 (r)	2,000,000	2,004,899
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	1,500,000	1,745,617
RBS Capital Trust I, 6.167%, 9/29/49 (r)	1,000,000	1,000,090
Reed Elsevier Capital, Inc., 5.72%, 6/15/10 (r)	3,500,000	3,500,019
Regions Financial Corp., 4.50%, 8/8/08	3,500,000	3,452,733
Richmond County Capital Corp., 8.318%, 7/15/49	2,000,000	2,006,875
Salvation Army, 5.46%, 9/1/16	310,000	310,775
Santander Issuances SA Unipersonal, 5.75%, 6/20/16 (e)(r)	5,000,000	5,083,445
Southwest Airlines Co., 5.496%, 11/1/06	3,550,000	3,549,593

	Principal
Corporate Bonds - Cont'd	Amount	Value
Sovereign Bancorp, Inc., 5.68%, 3/1/09 (e)(r)	$3,315,000	$3,313,499
Sovereign Bank, 4.00%, 2/1/08	1,500,000	1,474,342
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (e)(r)	1,000,000	342,945
Spieker Properties LP, 6.75%, 1/15/08	6,000,000	6,093,494
TIERS Trust, 8.45%, 12/1/17 (n)*	439,239	6,589
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	45,257,613	5,698,839
Union Financial Services-1, Inc. VRDN, 5.29%, 12/1/32 (r)	10,000,000	10,000,000
UnumProvident Corp., 5.997%, 5/15/08	2,000,000	2,007,228
Vornado Realty LP, 5.625%, 6/15/07	3,000,000	3,001,723
Xerox Corp., 6.75%, 2/1/17	750,000	765,000

Total Corporate Bonds (Cost $242,385,976)		237,625,957

Taxable Municipal Obligations - 29.6%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.28%, 3/1/14	155,000	154,899
5.32%, 3/1/15	165,000	164,881
5.47%, 3/1/18	190,000	190,312
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon:
10/1/06	2,290,000	2,289,313
10/1/08	9,545,000	8,594,413
10/1/11	11,655,000	9,040,317
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	1,250,000	1,245,563
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	750,000	739,170
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/10	1,415,000	1,174,577
Zero Coupon, 6/1/12	1,530,000	1,144,624
Zero Coupon, 6/1/13	1,585,000	1,124,732
5.58%, 8/1/13	1,085,000	1,110,899
2004 Series A-2, Zero Coupon, 6/1/14	1,645,000	1,104,338
2006 Series A-2, Zero Coupon, 6/1/14	3,305,000	2,218,746
5.01%, 8/1/15	700,000	691,600
Zero Coupon, 6/1/19	2,910,000	1,465,330
Canyon Texas Regional Water Authority Revenue Bonds,
6.10%, 8/1/21	750,000	776,858
Chicago Illinois GO Bonds, 5.20%, 1/1/11	4,770,000	4,787,649
College Park Georgia Revenue Bonds, 5.581%, 1/1/10	4,350,000	4,419,470
Commonwealth Pennsylvania Financing Authority Revenue
Bonds, 5.631%, 6/1/23	3,000,000	3,078,120
Cook County Illinois School District GO Bonds, Zero Coupon:
12/1/19	280,000	136,175
12/1/20	700,000	318,332
12/1/21	700,000	298,816
12/1/24	620,000	223,665
Dallas-Fort Worth Texas International Airport Facilities
Improvement Corp. Rental Car Facility Charge
Revenue Bonds, 6.60%, 11/1/12	1,635,000	1,726,037
Detroit Michigan GO Bonds, 5.15%, 4/1/25	5,000,000	4,688,050
Elkhart Indiana Community Schools GO Bonds, 5.70%, 7/5/15	1,435,000	1,479,672
Fairfield California Pension Obligation Revenue Bonds, 5.22%,
6/1/20	845,000	833,576

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Florida State First Governmental Financing Commission
Revenue Bonds, 5.30%, 7/1/19	$1,340,000	$1,322,406
Grant County Washington Public Utility District No. 2
Revenue Bonds, 5.17%, 1/1/15	895,000	891,366
Howell Township New Jersey School District GO Bonds,
5.20%, 7/15/18	1,585,000	1,569,736
Illinois State Housing Development Authority Revenue Bonds,
5.60%, 12/1/15	1,380,000	1,396,974
Indiana State Bond Bank Revenue Bonds:
5.32%, 7/15/17	2,725,000	2,730,723
6.01%, 7/15/21	4,000,000	4,115,880
Inglewood California Pension Funding Revenue Bonds,
5.07%, 9/1/20	1,000,000	971,760
Johnson City Tennessee Public Building Authority Revenue
Bonds, 6.20%, 9/1/21	2,320,000	2,403,311
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	1,000,000	1,022,530
Lawrence Township Indiana School District GO Bonds,
5.80%, 7/5/18	1,095,000	1,129,065
Long Beach California Bond Finance Authority Revenue Bonds:
4.66%, 8/1/15	1,535,000	1,484,145
4.90%, 8/1/17	1,715,000	1,660,240
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 5.27%, 7/1/13	970,000	964,316
Malibu California Integrated Water Quality Improvement
COPs, 5.64%, 7/1/21	1,160,000	1,161,612
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	880,000	862,356
Nekoosa Wisconsin School District GO Bonds, 5.74%, 4/1/16	500,000	519,285
New Jersey State Economic Development Authority State
Pension Funding Revenue Bonds, Zero Coupon, 2/15/12	2,822,000	2,149,771
New York State MMC Corp. Revenue Bonds, 5.50%, 11/1/35 (r)	2,000,000	2,000,000
New York State Sales Tax Asset Receivables Corp. Revenue
Bonds, 3.60%, 10/15/08	715,000	695,137
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.383%, 9/1/16	5,565,000	5,612,859
5.263%, 9/7/16	2,000,000	1,999,260
Oceanside California Pension Obligation Revenue Bonds,
5.04%, 8/15/17	1,000,000	975,430
Oklahoma City Oklahoma Airport Trust Revenue Bonds,
5.05%, 10/1/11	1,455,000	1,448,642
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	7,000,000	5,229,070
6/30/14	2,500,000	1,677,275
6/30/18	1,195,000	637,389
Philadelphia Pennsylvania School District GO Bonds,
5.09%, 7/1/20	1,000,000	973,880
Pierce County Washington Cascade Christian Schools Revenue
Bonds, 7.65%, 12/1/09	569,000	577,108
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	6,000,000	6,033,360
Placer County California Redevelopment Agency Tax
Allocation Bonds, 5.95%, 8/1/22	1,040,000	1,065,740
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 5.54%, 12/1/20	1,000,000	1,012,830

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
San Bernardino California Joint Powers Financing Authority
Tax Allocation Bonds, 5.625%, 5/1/16	$1,000,000	$1,007,680
San Diego California Redevelopment Agency Tax Allocation
Bonds, 5.66%, 9/1/16	3,000,000	3,059,160
San Francisco City and County California Redevelopment
Financing Authority Revenue Bonds, 5.00%, 8/1/07	980,000	978,422
San Jose California Redevelopment Agency Tax Allocation
Bonds, 5.10%, 8/1/20	2,555,000	2,478,350
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds:
3.20%, 12/1/07	1,295,000	1,267,145
4.20%, 12/1/10	1,235,000	1,199,395
Shawano-Gresham Wisconsin School District GO Bonds,
5.94%, 3/1/17	825,000	846,433
Sonoma County California Pension Obligation Revenue
Bonds, 6.625%, 6/1/13	3,000,000	3,158,940
Texas Municipal Gas Corp. Gas Reservation Revenue Bonds,
2.60%, 7/1/07	465,000	460,424
Texas State Public Finance Authority Revenue Bonds,
9.00%, 12/1/06	800,000	804,888
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	560,000	579,544
University of Central Florida COPs, 5.375%, 10/1/35	1,000,000	942,680
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	2,000,000	1,899,280
Vacaville California Redevelopment Agency Housing Tax
Allocation Bonds, 6.00%, 9/1/18	1,185,000	1,228,869
Vigo County Indiana Redevelopment Authority Economic
Development Revenue Bonds, 4.96%, 8/1/14	530,000	523,873
West Contra Costa California Unified School District
Revenue Bonds:
4.71%, 1/1/11	455,000	446,551
4.76%, 1/1/12	475,000	466,531
4.82%, 1/1/13	500,000	488,360
Wilkes-Barre Pennsylvania GO Bonds, 5.33%, 11/15/20	1,655,000	1,625,905

Total Taxable Municipal Obligations (Cost $134,343,491)		134,976,020

U.S. Government Agencies and Instrumentalities - 15.7%
Fannie Mae, 5.50%, 12/25/16	2,370,857	2,359,552
Federal Home Loan Bank:
0.00%, 2/5/07 (r)	3,000,000	2,883,750
STEP, 4.60% to 10/26/06, 5.00% thereafter to 10/26/07 (r)	7,000,000	6,987,895
0.00%, 12/28/07 (r)	5,000,000	4,583,500
Federal Home Loan Bank Discount Notes, 10/2/06	33,000,000	32,995,875
Freddie Mac:
4.125%, 7/12/10	3,000,000	2,924,356
5.125%, 12/15/13	12,382,365	12,207,634
5.625%, 11/23/35	3,500,000	3,401,227
Small Business Administration:
5.038%, 3/10/15	995,117	981,765
4.94%, 8/10/15	2,448,983	2,422,788

Total U.S. Government Agencies and Instrumentalities
(Cost $72,296,035)		71,748,342

	Principal
High Social Impact Investments - 0.4%	Amount	Value
Calvert Social Investment Foundation Notes, 3.00%,
7/1/09 (b)(i)(r)	$2,087,392	$1,997,488

Total High Social Impact Investments (Cost $2,087,392)		1,997,488

Equity Securities - 2.0%	Shares
Conseco, Inc., Preferred	85,000	2,184,500
Manitoba Telecom Services, Inc.	9,261	399,439
MFH Financial Trust I, Preferred (e)	20,000	1,980,000
ONEOK Partners LP	3,500	196,875
Roslyn Real Estate Asset Corp., Preferred	17	1,707,438
WoodBourne Pass-Through Trust, Preferred (e)	25	2,510,156

Total Equity Securities (Cost $8,658,910)		8,978,408

Total Investments (Cost $459,771,804) - 99.8%		455,326,215
Other assets and liabilities, net - 0.2%		687,534
Net Assets - 100%		$456,013,749

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 21,264,196 shares outstanding		$340,397,138
Class B: 1,088,714 shares outstanding		17,310,085
Class C: 1,743,175 shares outstanding		27,649,067
Class I: 4,715,033 shares outstanding		74,377,110
Undistributed net investment income		180,151
Accumulated net realized gain (loss) on investments		1,029,225
Net unrealized appreciation (depreciation) on investments		(4,929,027)

Net Assets		$456,013,749

Net Asset Value per Share
Class A (based on net assets of $336,698,289)		$15.83
Class B (based on net assets of $17,154,114)		$15.76
Class C (based on net assets of $27,447,078)		$15.75
Class I (based on net assets of $74,714,268)		$15.85

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	873	12/06	$178,528,500	$157,384
5 Year U.S. Treasury Notes	20	12/06	2,110,313	(3,158)
10 Year U.S. Treasury Notes	1,010	12/06	109,143,125	295,037
Total Purchased				$449,263

Sold:
U.S. Treasury Bonds	587	12/06	$65,982,469	($932,725)
Total Sold				($932,725)

See notes to statements of net assets and notes to financial statements.

Equity Portfolio
Statement of Net Assets
September 30, 2006

EQUITY SECURITIES - 96.1%	Shares	Value
Biotechnology - 3.1%
Amgen, Inc.*	550,000	$39,341,500

Capital Markets - 5.3%
A.G. Edwards, Inc.	250,000	13,320,000
Bank of New York Co., Inc.	650,000	22,919,000
SEI Investments Co.	550,000	30,904,500
		67,143,500

Chemicals - 3.6%
Air Products & Chemicals, Inc.	500,000	33,185,000
Ecolab, Inc.	300,000	12,846,000
		46,031,000

Commercial Banks - 4.3%
Synovus Financial Corp.	1,200,000	35,244,000
Wachovia Corp.	350,000	19,530,000
		54,774,000

Communications Equipment - 6.8%
Cisco Systems, Inc.*	2,300,000	52,900,000
Motorola, Inc.	1,350,000	33,750,000
		86,650,000

Consumer Finance - 2.6%
American Express Co.	600,000	33,648,000

Electrical Equipment - 3.4%
Cooper Industries Ltd.	160,000	13,635,200
Emerson Electric Co.	350,000	29,351,000
		42,986,200

Electronic Equipment & Instruments - 3.4%
CDW Corp.	300,000	18,504,000
Molex, Inc.	750,000	24,682,500
		43,186,500

Energy Equipment & Services - 2.2%
FMC Technologies, Inc.*	520,000	27,924,000

Food & Staples Retailing - 6.2%
Costco Wholesale Corp.	450,000	22,356,000
Sysco Corp.	1,050,000	35,122,500
Walgreen Co.	500,000	22,195,000
		79,673,500

EQUITY SECURITIES - Cont'd	Shares	Value
Gas Utilities - 1.8%
Questar Corp.	280,000	$22,895,600

Health Care Equipment & Supplies - 8.4%
Biomet, Inc.	578,000	18,605,820
Medtronic, Inc.	850,000	39,474,000
St. Jude Medical, Inc.*	700,000	24,703,000
Varian Medical Systems, Inc.*	450,000	24,025,500
		106,808,320

Health Care Providers & Services - 1.0%
Patterson Co's, Inc.*	400,000	13,444,000

Household Products - 5.6%
Colgate-Palmolive Co.	550,000	34,155,000
Procter & Gamble Co.	600,000	37,188,000
		71,343,000

Industrial Conglomerates - 1.5%
3M Co.	250,000	18,605,000

Insurance - 3.2%
Aflac, Inc.	550,000	25,168,000
Chubb Corp.	300,000	15,588,000
		40,756,000

Internet Software & Services - 1.3%
eBay, Inc.*	600,000	17,016,000

IT Services - 5.6%
Cognizant Technology Solutions Corp.*	320,000	23,699,200
First Data Corp.	600,000	25,200,000
Fiserv, Inc.*	470,000	22,132,300
		71,031,500

Machinery - 5.8%
Dover Corp.	600,000	28,464,000
Illinois Tool Works, Inc.	720,000	32,328,000
Pentair, Inc.	500,000	13,095,000
		73,887,000

Multiline Retail - 5.2%
Kohl's Corp.*	590,000	38,302,800
Target Corp.	500,000	27,625,000
		65,927,800

Office Electronics - 2.0%
Zebra Technologies Corp.*	700,000	25,018,000

Oil, Gas & Consumable Fuels - 1.4%
EOG Resources, Inc. (t)	275,000	17,888,750

EQUITY SECURITIES - Cont'd	Shares	Value
Pharmaceuticals - 4.9%
Forest Laboratories, Inc.*	450,000	$22,774,500
Johnson & Johnson	500,000	32,470,000
Pfizer, Inc.	250,000	7,090,000
		62,334,500

Semiconductors & Semiconductor Equipment - 0.7%
Linear Technology Corp.	300,000	9,336,000

Software - 2.1%
Microsoft Corp.	1,000,000	27,330,000

Specialty Retail - 4.6%
Bed Bath & Beyond, Inc.*	500,000	19,130,000
Home Depot, Inc.	400,000	14,508,000
Staples, Inc.	1,050,000	25,546,500
		59,184,500

Venture Capital - 0.1%
20/20 Gene Systems Inc., Warrants
(strike price $.01/share, expires 8/27/13) (b)(i)*	30,000	-
Cerionx Inc.:
Series A Preferred (a)(b)(i)*	175,932	353,149
Series A Preferred, Warrants
(strike price $.01/share, expires 6/30/16) (b)(i)*	73,525	146,852
Chesapeake PERL, Inc.:
Series A-2 Preferred (b)(i)*	240,000	30,000
Series A-2 Preferred, Warrants
(strike price $1.25/share, expires 4/1/09) (b)(i)*	120,000	-
Cylex, Inc.:
Common Warrants
(strike price $.0412/share, expires 11/12/13) (b)(i)*	285,706	-
Series A-1 Preferred (b)(i)*	101,742	93,495
Series B Preferred (b)(i)*	787,268	211,775
Global Resource Options, Inc., Series A Preferred (a)(b)(i)*	750,000	750,000
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants
(strike price $1.00/share, expires 10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	98,717
Series A Preferred, Warrants
(strike price $1.00/share, expires 1/1/12) (b)(i)*	1,104	-
Series B Preferred (b)(i)*	161,759	231,315
Series C Preferred (b)(i)*	36,984	52,886
		1,968,189

Total Equity Securities (Cost $971,439,066)		1,226,132,359

	Adjusted
Limited Partnership Interest - 0.0%	Basis	Value
China Environment Fund 2004 (b)(i)*	$152,161	$152,161
SEAF India International Growth Fund LLC (b)(i)*	198,932	197,087
Sustainable Job Fund II (b)(i)*	100,000	100,000

Total Limited Partnership Interest (Cost $451,093)		449,248

	Principal
Corporate Bonds - 0.0%	Amount
20/20 Gene Systems Inc., 8.00%, 6/30/07 (b)(i)	250,000	187,500
Cylex Systems, Inc., 6.00%, 12/15/06 (b)(i)	465,000	465,000

Total Corporate Bonds (Cost $715,000)		652,500

High Social Impact Investments - 0.6%
Calvert Social Investment Foundation Notes,
3.00%, 7/1/09 (b)(i)(r)	7,583,877	7,257,240

Total High Social Impact Investments
(Cost $7,583,877)		7,257,240

U.S. Government Agencies and Instrumentalities - 2.2%
Federal Home Loan Bank Discount Notes, 10/2/06	28,000,000	27,996,500

Total U.S. Government Agencies and Instrumentalities
(Cost $27,996,500)		27,996,500

TOTAL INVESTMENTS (Cost $1,008,185,536) - 98.9%		1,262,487,847
Other assets and liabilities, net - 1.1%		14,027,911
Net Assets - 100%		$1,276,515,758

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 24,429,620 shares outstanding		$677,573,692
Class B: 2,808,471 shares outstanding		75,909,309
Class C: 3,433,021 shares outstanding		88,630,070
Class I: 4,257,749 shares outstanding		135,316,551
Accumulated net realized gain (loss) on investments		44,783,825
Net unrealized appreciation (depreciation) on investments		254,302,311

Net Assets		$1,276,515,758

Net Asset Value per Share
Class A (based on net assets of $907,459,302)		$37.15
Class B (based on net assets of $95,902,679)		$34.15
Class C (based on net assets of $109,468,485)		$31.89
Class I (based on net assets of $163,685,292)		$38.44

See notes to statements of net assets and notes to financial statements.

Enhanced Equity Portfolio
Statement of Net Assets
September 30, 2006

Equity Securities - 98.0%	Shares	Value
Aerospace & Defense - 0.3%
AAR Corp.*	9,900	$236,016

Air Freight & Logistics - 0.2%
United Parcel Service, Inc., Class B	2,700	194,238

Airlines - 0.4%
Continental Airlines, Inc. Class B*	5,700	161,367
Southwest Airlines Co.	9,800	163,268
		324,635

Auto Components - 0.1%
Autoliv, Inc.	1,700	93,687

Biotechnology - 2.4%
Amgen, Inc.*	24,500	1,752,485
Gilead Sciences, Inc.*	3,200	219,840
		1,972,325

Building Products - 0.3%
Masco Corp.	9,500	260,490

Capital Markets - 3.6%
Charles Schwab Corp.	2,700	48,330
Goldman Sachs Group, Inc.	9,800	1,657,866
Nuveen Investments, Inc.	24,800	1,270,504
		2,976,700

Chemicals - 0.6%
H.B. Fuller Co.	19,600	459,424
Lubrizol Corp.	400	18,292
		477,716

Commercial Banks - 2.9%
US Bancorp	31,200	1,036,464
Wachovia Corp.	24,300	1,355,940
		2,392,404

Commercial Services & Supplies - 0.4%
United Stationers, Inc.*	6,600	306,966

Communications Equipment - 2.9%
Cisco Systems, Inc.*	70,800	1,628,400
Motorola, Inc.	19,600	490,000
Qualcomm, Inc.	8,000	290,800
		2,409,200

Equity Securities - Cont'd	Shares	Value
Computers & Peripherals - 5.1%
Apple Computer, Inc.*	1,600	$123,248
Dell, Inc.*	23,900	545,876
EMC Corp.*	18,800	225,224
Hewlett-Packard Co.	26,300	964,947
International Business Machines Corp.	24,000	1,966,560
Lexmark International, Inc.*	8,100	467,046
		4,292,901

Consumer Finance - 1.6%
American Express Co.	11,800	661,744
First Marblehead Corp.	9,300	644,118
		1,305,862

Containers & Packaging - 0.0%
Sealed Air Corp.	100	5,412

Diversified Financial Services - 7.2%
Bank of America Corp.	49,179	2,634,519
CIT Group, Inc.	26,800	1,303,284
JPMorgan Chase & Co.	44,484	2,088,969
		6,026,772

Diversified Telecommunication Services - 2.4%
AT&T, Inc.	61,138	1,990,653

Electric Utilities - 1.0%
Cleco Corp.	20,000	504,800
IDACORP, Inc.	9,300	351,633
		856,433

Electrical Equipment - 1.0%
Cooper Industries Ltd.	400	34,088
Genlyte Group, Inc.*	11,400	811,680
		845,768

Electronic Equipment & Instruments - 0.8%
Agilent Technologies, Inc.*	5,800	189,602
Littelfuse, Inc.*	13,300	461,510
Molex, Inc.	400	15,588
		666,700

Energy Equipment & Services - 1.8%
Grant Prideco, Inc.*	500	19,015
Smith International, Inc.	11,800	457,840
Unit Corp.*	4,500	206,865
Universal Compression Holdings, Inc.*	12,300	657,435
Veritas DGC, Inc.*	3,000	197,460
		1,538,615

Food Products - 2.5%
General Mills, Inc.	22,000	1,245,200
Kellogg Co.	15,200	752,704
Ralcorp Holdings, Inc.*	1,300	62,699
		2,060,603

Equity Securities - Cont'd	Shares	Value
Gas Utilities - 2.1%
Energen Corp.	18,200	$762,034
Equitable Resources, Inc.	15,700	549,186
Oneok, Inc.	11,700	442,143
		1,753,363

Health Care Equipment & Supplies - 1.3%
Becton Dickinson & Co.	5,600	395,752
Medtronic, Inc.	14,900	691,956
		1,087,708

Health Care Providers & Services - 5.6%
AMERIGROUP Corp.*	200	5,910
AmerisourceBergen Corp.	21,800	985,360
Cardinal Health, Inc.	10,450	686,983
Caremark Rx, Inc.	16,600	940,722
Coventry Health Care, Inc.*	1,825	94,024
Express Scripts, Inc.*	8,600	649,214
Lincare Holdings, Inc.*	700	24,248
McKesson Corp.	24,300	1,281,096
WellCare Health Plans, Inc.*	800	45,304
		4,712,861

Hotels, Restaurants & Leisure - 0.8%
Darden Restaurants, Inc.	16,200	688,014

Household Durables - 0.6%
American Greetings Corp.	1,300	30,056
Black & Decker Corp.	6,300	499,905
		529,961

Household Products - 3.5%
Colgate-Palmolive Co.	1,700	105,570
Kimberly-Clark Corp.	12,500	817,000
Procter & Gamble Co.	32,737	2,029,039
		2,951,609

Industrial Conglomerates - 1.4%
3M Co.	15,800	1,175,836

Insurance - 6.4%
21st Century Insurance Group	2,500	37,375
Chubb Corp.	13,100	680,676
Commerce Group, Inc.	12,300	369,615
Hartford Financial Services Group, Inc.	4,600	399,050
Lincoln National Corp.	3,900	242,112
Odyssey Re Holdings Corp.	7,700	260,106
Phoenix Co.'s, Inc.	1,900	26,600
Principal Financial Group	13,300	721,924
Prudential Financial, Inc.	9,600	732,000
Safeco Corp.	1,000	58,930
St. Paul Travelers Co.'s, Inc.	29,300	1,373,877
StanCorp Financial Group, Inc.	4,900	218,687
UnumProvident Corp.	10,500	203,595
		5,324,547

Equity Securities - Cont'd	Shares	Value
Internet & Catalog Retail - 0.3%
Expedia, Inc.*	14,000	$219,520
Liberty Media Holding Corp. - Interactive*	325	6,624
		226,144

IT Services - 2.6%
Acxiom Corp.	5,600	138,096
Automatic Data Processing, Inc.	21,600	1,022,544
First Data Corp.	17,400	730,800
Tyler Technologies, Inc.*	19,500	252,135
		2,143,575

Life Sciences - Tools & Services - 0.1%
Applera Corp. - Applied Biosystems Group	1,600	52,976
Varian, Inc.*	300	13,761
		66,737

Machinery - 4.8%
Cummins, Inc.	7,700	918,071
Danaher Corp.	13,000	892,710
Illinois Tool Works, Inc.	18,040	809,996
Nordson Corp.	6,100	243,146
Parker Hannifin Corp.	5,000	388,650
Terex Corp.*	14,700	664,734
Valmont Industries, Inc.	1,800	94,050
		4,011,357

Media - 4.5%
Cablevision Systems Corp.	1,500	34,065
John Wiley & Sons, Inc.	4,800	172,848
McGraw-Hill Co.'s, Inc.	23,500	1,363,705
Omnicom Group, Inc.	2,000	187,200
Time Warner, Inc.	88,300	1,609,709
Univision Communications, Inc.*	11,100	381,174
		3,748,701

Metals & Mining - 0.1%
Reliance Steel & Aluminum Co.	2,800	89,992

Multiline Retail - 3.1%
Kohl's Corp.*	20,200	1,311,384
Nordstrom, Inc.	13,200	558,360
Target Corp.	13,700	756,925
		2,626,669

Multi-Utilities - 1.6%
MDU Resources Group, Inc.	36,300	810,942
NiSource, Inc.	5,500	119,570
OGE Energy Corp.	11,600	418,876
		1,349,388

Office Electronics - 0.2%
Xerox Corp.*	9,800	152,488

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - 4.4%
Chesapeake Energy Corp.	700	$20,286
EOG Resources, Inc.	17,000	1,105,850
Kinder Morgan, Inc.	7,600	796,860
Overseas Shipholding Group, Inc.	14,000	864,780
Plains Exploration & Production Co.*	2,100	90,111
St Mary Land & Exploration Co.	4,500	165,195
XTO Energy, Inc.	14,942	629,506
		3,672,588

Personal Products - 0.2%
Playtex Products, Inc.*	12,200	163,480

Pharmaceuticals - 4.5%
Johnson & Johnson	21,100	1,370,234
Perrigo Co.	16,800	285,096
Pfizer, Inc.	74,400	2,109,984
		3,765,314

Real Estate Investment Trusts - 1.0%
Equity Office Properties Trust	3,500	139,160
FelCor Lodging Trust, Inc.	6,100	122,305
New Century Financial Corp.	15,700	617,167
		878,632

Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc.*	5,400	132,840

Semiconductors & Semiconductor Equipment - 2.7%
Intel Corp.	34,400	707,608
Lam Research Corp.*	6,800	308,244
MEMC Electronic Materials, Inc.*	500	18,315
Micron Technology, Inc.*	36,200	629,880
Texas Instruments, Inc.	19,000	631,750
		2,295,797

Software - 3.4%
BEA Systems, Inc.*	27,800	422,560
BMC Software, Inc.*	8,400	228,648
Compuware Corp.*	15,700	122,303
Manhattan Associates, Inc.*	7,400	178,636
Microsoft Corp.	64,300	1,757,319
Sybase, Inc.*	4,400	106,656
		2,816,122

Specialty Retail - 2.9%
Best Buy Co., Inc.	700	37,492
Gap, Inc.	12,625	239,244
Home Depot, Inc.	39,400	1,429,038
Office Depot, Inc.*	4,400	174,680
Staples, Inc.	23,150	563,239
		2,443,693

Equity Securities - Cont'd	Shares	Value
Thrifts & Mortgage Finance - 1.7%
Freddie Mac	9,400	$623,502
Triad Guaranty, Inc.*	1,100	56,287
Washington Mutual, Inc.	17,025	740,077
		1,419,866

Wireless Telecommunication Services - 0.5%
American Tower Corp.*	10,500	383,250

Total Equity Securities (Cost $70,781,838)		81,844,628

U.S. Government Agencies	Principal
and Instrumentalities - 1.6%	Amount	Value
Federal Home Loan Bank Discount Notes, 10/2/06	$1,300,000	$1,299,838

Total U.S. Government Agencies and Instrumentalities
(Cost $1,299,838)		1,299,838

Total Investments (Cost $72,081,676) - 99.6%		83,144,466
Other assets and liabilities, net - 0.4%		342,381
Net Assets - 100%		$83,486,847

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,938,132 shares outstanding		$46,624,410
Class B: 448,247 shares outstanding		6,696,552
Class C: 429,372 shares outstanding		6,831,239
Class I: 477,155 shares outstanding		8,973,065
Undistributed net investment income		281,353
Accumulated net realized gain (loss) on investments		3,017,438
Net unrealized appreciation (depreciation) on investments		11,062,790

Net Assets		$83,486,847

Net Asset Value Per Share
Class A (based on net assets of $58,020,133)		$19.75
Class B (based on net assets of $8,156,255)		$18.20
Class C (based on net assets of $7,846,363)		$18.27
Class I (based on net assets of $9,464,096)		$19.83

See notes to statement of net assets and notes to financial statements.

Notes to Statements of Net Assets

(a) Affiliated company.

(b) This security was valued by the Board of Trustees. See note A.

(c) Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Interest payments have been deferred per conditions of the Supplemental Indenture until July 1, 2007. At September 30, 2006 accumulated deferred interest totaled $1,102,458 and includes interest accrued since and due on October 1, 2003.

(h) Represents rate in effect at September 30, 2006, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of September 30, 2006, the prime rate was 8.25%.

(i) Restricted securities represent 2.6% of the net assets for Balanced Portfolio, 0.4% for Bond Portfolio, and 0.8% for Equity Portfolio.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August of 2006. This security is no longer accruing interest. The total interest due from this security, as of September 30, 2006, for Balanced and Bond portfolios are $221,386 and $148,172, respectively.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) 45,000 shares of Bank of America Corp. held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(t) 35,000 shares of EOG Resources, Inc. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(w) Security is in default and is no longer accruing interest. Interest totaling $113,772 was written off in September 2006.

(x) Security is in default and is no longer accruing interest. Interest totaling $9,569 was written off in September 2006.

(y) Security is in default and is no longer accruing interest. Interest totaling $5,757 was written off in September 2006.

(z) Security is in default and is no longer accruing interest. Interest totaling $3,535 was written off in September 2006.

* Non-income producing security.

See notes to financial statements.

Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	ADR: American Depository Receipt
CA: Collateral Agreement	AMBAC: American Municipal Bond Assurance Corp.
CF: Credit Facility	COPs: Certificates of Participation
C/LOC: Confirming Letter of Credit	FGIC: Financial Guaranty Insurance Company
LOC: Letter of Credit	FHLB: Federal Home Loan Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
REIT: Real Estate Investment Trust
SPI: Securities Purchase, Inc.
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Balanced Portfolio
Restricted Securities	Acquisition Dates	Cost
Agraquest, Inc., Series B Preferred	02/26/97	$200,001
Agraquest, Inc., Series C Preferred	03/11/98 - 06/27/03	200,000
AgraQuest, Inc, Series H Preferred	5/25/05 - 5/18/06	236,207
Angels With Attitude LLC	08/28/00 - 04/30/03	200,000
Calvert Social Investment Foundation Notes,
3.00%, 7/1/07	07/01/04	5,016,666
CFBanc Corp.	03/14/03	270,000
CitySoft Note I, 10.00%, 8/31/06	10/15/02	297,877
CitySoft Note II, 10.00%, 8/31/06	09/09/03	32,500
CitySoft Note III, 10.00%, 8/31/06	05/04/04	25,000
CitySoft Note IV, 10.00%, 8/31/06	03/11/05	25,000
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/15/12)	11/22/02	-
(strike price $0.01/share, expires 10/15/12)	05/04/04	-
(strike price $0.01/share, expires 10/15/12)	11/22/02	-
(strike price $0.14/share, expires 10/15/12)	11/22/02	-
(strike price $0.28/share, expires 10/15/12)	11/22/02	-
(strike price $0.01/share, expires 02/28/13)	04/11/03	-
(strike price $0.14/share, expires 02/28/13)	04/11/03	-
(strike price $0.28/share, expires 02/28/13)	04/11/03	-
(strike price $0.01/share, expires 05/31/13)	07/15/03	-
(strike price $0.14/share, expires 05/31/13)	07/15/03	-
(strike price $0.28/share, expires 05/31/13)	07/15/03	-
(strike price $0.01/share, expires 08/31/13)	09/09/03	-
(strike price $0.14/share, expires 08/31/13)	09/09/03	-
(strike price $0.28/share, expires 08/31/13)	09/09/03	-
(strike price $0.01/share, expires 09/4/13)	03/11/05	-
(strike price $0.01/share, expires 09/4/13)	09/09/03	-
(strike price $0.01/share, expires 09/4/13)	05/04/04	-
(strike price $0.14/share, expires 09/4/13)	09/09/03	-
(strike price $0.28/share, expires 09/4/13)	09/09/03	-
(strike price $0.01/share, expires 11/30/13)	01/16/04	-
(strike price $0.14/share, expires 11/30/13)	01/16/04	-
(strike price $0.28/share, expires 11/30/13)	01/16/04	-
(strike price $0.01/share, expires 4/21/14)	03/11/05	-
Coastal Venture Partners	06/07/96 - 06/22/00	173,067
Commons Capital	2/15/01 - 5/8/06	355,332
Distributed Energy Systems Corp. Warrants (strike price $2.80/share, expires 12/17/06)
Tranch 1	01/06/04	-
Tranch 2	01/06/04	-
Environmental Private Equity Fund II	12/31/93 - 11/21/97	13,863
First Analysis Private Equity Fund IV	2/25/02 - 6/6/06	390,315
GEEMF Partners	02/28/97	185,003

Balanced Portfolio
Restricted Securities
(Cont'd)	Acquisition Dates	Cost
Global Environment Emerging Markets Fund	01/14/94 - 12/01/95	$757,589
H2Gen Innovations Common Stock	11/04/04	-
H2Gen Innovations, Inc., Series A Preferred	12/30/02	251,496
H2Gen Innovations, Inc., Series A Preferred,
Warrants(strike price $1.00/share, expires 1/1/12)	11/07/02	-
H2Gen Innovations, Inc., Series B Preferred	11/06/03 - 10/21/04	161,759
H2Gen Innovations, Inc., Series B Preferred, Warrants
(strike price $1.00/share, expires 10/31/13)	11/06/03 - 02/02/04	-
H2Gen Innovations, Inc., Series C Preferred	6/1/06	52,886
Hambrecht & Quist Environmental Technology Fund	08/11/89 - 08/10/94	254,513
Hayes Medical Common Stock	01/31/97 - 07/22/99	504,331
Hayes Medical Series A-1 Preferred Stock	08/19/05	4,417
Hayes Medical Series B Preferred Stock	08/19/05-02/10/06	139,576
Hayes Medical Series C Preferred Stock	08/19/05-02/10/06	120,342
Inflabloc	12/29/03	261,945
Infrastructure and Environmental Private Equity Fund III	04/16/97 - 02/12/01	493,425
KDM Development Corp., 2.41%, 12/31/07	11/03/99	724,421
Labrador Ventures III	08/11/98 - 04/02/01	360,875
Labrador Ventures IV	12/14/99 - 06/27/05	826,683
Milepost Ventures	05/27/98 - 04/23/02	500,000
Neighborhood Bancorp	06/25/97	100,000
New Markets Growth Fund LLC	01/08/03 - 09/07/06	200,000
Pharmadigm, Inc.	07/05/96 - 06/18/97	238,055
Plethora Technology Series A Preferred Stock	04/29/05-05/13/05	701,835
Plethora Technology Common Warrants	6/23/03-2/10/04	75,360
Plethora Technology Series A Preferred Warrants	6/8/06	-
Plethora Technology Note	6/8/06	150,000
Poland Partners	04/13/94 - 07/23/01	-
ProFund International SA, Common	08/29/95 - 05/25/99	7,500
ProFund International SA, Preferred	01/12/96 - 09/09/03	80,454
Rose Smart Growth Fund I LP Note	4/10/06	1,000,000
Seventh Generation, Inc.	04/12/02 - 05/06/03	230,500
SMARTTHINKING, Inc., Series 1-A, Convertible
Preferred	04/22/03 - 05/27/05	159,398
SMARTTHINKING, Inc., Series 1-B, Convertible
Preferred	06/10/03	250,000
SMARTTHINKING, Inc., Series 1-B Preferred Warrants
(strike price $0.01, expires 5/26/2015)	05/27/05	-
Solstice Capital	06/26/01 - 03/28/06	360,526
Utah Ventures	11/17/97 - 02/05/03	867,581
Venture Strategy Partners	08/21/98 - 02/26/03	206,058
Wild Planet Toys, Inc., Series B Preferred	07/12/94	200,000
Wild Planet Toys, Inc., Series E Preferred	04/09/98	180,725
Wind Harvest Co., Inc. Series A Preferred	05/16/94	100,000

Equity Portfolio
Restricted Securities	Acquisition Dates	Cost
20/20 Gene Systems, Inc.:
8.00%, 6/30/07	8/29/03	$250,000
Warrants (strike price $.01/share, expires 8/27/13)	8/29/03	14,700
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09	7/3/06	7,583,877
Cerionx, Inc.:
Series A Preferred Stock	6/30/06	353,149
Series A Preferred Warrants (strike price $0.01/share,
expires 6/30/16)	6/30/06	146,852
China Environment Fund 2004 LP	9/15/05-9/21/06	152,161
Chesapeake PERL, Inc.:
Series A-2 Preferred Warrants (strike price $1.25/share,
expires 4/1/09)	5/17/05	-
Series A-2 Preferred	7/30/04	300,000
Cylex, Inc.:
Common Warrants (strike price $.041/share,
expires 11/12/13)	6/30/04	13,525
Series A-1 Preferred	6/30/04	335,750
Series B Preferred	6/30/04	211,775
Note, 6.00%, 12/15/06	4/3/06-9/28/06	465,000
Global Resource Options, Inc., Series A Preferred	9/18/2006	750,000
H2Gen Innovations, Inc.:
Common Stock	11/4/04	-
Common Warrants (strike price $1.00/share,
expires 10/31/13)	11/4/04	-
Series A Preferred	11/4/04	251,496
Series A Preferred Warrants (strike price $1.00/share,
expires 1/1/12)	11/4/04	-
Series B Preferred	10/21/04-10/27/04	161,759
Series C Preferred	6/1/06	52,886
SEAF India International Growth Fund LLC	3/22/05-5/24/06	198,932
Sustainable Jobs Fund II LP	2/14/06-4/4/06	100,000

Bond Portfolio
Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes,
3.00%, 7/1/09	07/03/06	$2,087,329

See notes to financial statements.

Statements of Operations
Year Ended September 30, 2006

	Money
	Market	Balanced	Bond
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$7,805,683	$11,734,787	$19,407,026
Dividend income (net of foreign taxes withheld
of $0, $3,200, and $3,188, respectively)	--	6,210,505	658,553
Total investment income	7,805,683	17,945,292	20,065,579

Expenses:
Investment advisory fee	493,454	2,439,940	1,327,523
Transfer agency fees and expenses	394,007	994,622	687,377
Administrative fees	328,970	1,587,950	1,036,308
Distribution Plan expenses:
Class A	--	1,228,134	576,496
Class B	--	285,594	179,414
Class C	--	265,412	223,184
Trustees' fees and expenses	24,829	95,774	59,458
Custodian fees	24,606	140,235	102,942
Registration fees	20,998	47,406	64,336
Reports to shareholders	45,801	168,683	68,297
Professional fees	23,755	45,738	31,099
Miscellaneous	52,738	192,989	41,399
Total expenses	1,409,158	7,492,477	4,397,833
Reimbursement from Advisor:
Class I	--	(8,009)	--
Fees paid indirectly	(18,442)	(50,054)	(47,367)
Net expenses	1,390,716	7,434,414	4,350,466

Net Investment Income	6,414,967	10,510,878	15,715,113

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,406)	25,615,123	257,706
Foreign currency transactions	--	(132)	(147)
Futures	--	126,972	704,896
	(1,406)	25,741,963	962,455

Change in unrealized appreciation or (depreciation) on:
Investments	--	(3,321,035)	(370,837)
Foreign currency transactions	--	(56)	(48)
Futures	--	(145,089)	(375,312)
	--	(3,466,180)	(746,197)

Net Realized and Unrealized
Gain (Loss) on Investments	(1,406)	22,275,783	216,258

Increase (Decrease) in Net Assets
Resulting From Operations	$6,413,561	$32,786,661	$15,931,371

See notes to financial statements.

Statements of Operations
Year ended September 30, 2006

		Enhanced
	Equity	Equity
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$987,682	$15,342
Dividend income	13,575,233	1,318,101
Total investment income	14,562,915	1,333,443

Expenses:
Investment advisory fee	6,255,016	447,502
Transfer agency fees and expenses	2,438,370	159,204
Administrative fees	2,355,881	109,591
Distribution Plan expenses:
Class A	2,236,884	134,687
Class B	1,017,894	86,531
Class C	1,083,344	74,865
Trustees' fees and expenses	194,661	11,190
Custodian fees	102,813	30,732
Registration fees	68,436	44,454
Reports to shareholders	299,576	23,228
Professional fees	62,013	19,482
Miscellaneous	165,135	14,252
Total expenses	16,280,023	1,155,718
Reimbursement from Advisor:
Class I	--	(11,747)
Fees waived	--	(74,584)
Fees paid indirectly	(92,114)	(22,791)
Net expenses	16,187,909	1,046,596

Net Investment Income (Loss)	(1,624,994)	286,847

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	50,314,004	3,979,468
Change in unrealized appreciation or (depreciation)	31,258,382	1,975,152

Net Realized and Unrealized
Gain (Loss) on Investments	81,572,386	5,954,620

Increase (Decrease) in Net Assets
Resulting From Operations	$79,947,392	$6,241,467

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$6,414,967	$3,088,312
Net realized gain (loss)	(1,406)	(1,269)

Increase (Decrease) in Net Assets
Resulting From Operations	6,413,561	3,087,043

Distributions to shareholders from
Net investment income	(6,408,722)	(3,089,090)

Capital share transactions:
Shares sold	140,614,162	127,234,499
Reinvestment of distributions	6,267,054	3,019,563
Shares redeemed	(140,511,863)	(139,950,325)
Total capital share transactions	6,369,353	(9,696,263)

Total Increase (Decrease) in Net Assets	6,374,192	(9,698,310)

Net Assets
Beginning of year	160,217,838	169,916,148
End of year (including undistributed net investment income of $15,152 and $8,907, respectively.)	$166,592,030	$160,217,838

Capital Share Activity
Shares sold	140,612,935	127,234,384
Reinvestment of distributions	6,267,054	3,019,563
Shares redeemed	(140,511,863)	(139,950,325)
Total capital share activity	6,368,126	(9,696,378)

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$10,510,878	$8,377,868
Net realized gain (loss)	25,741,963	24,633,280
Change in net unrealized appreciation or (depreciation)	(3,466,180)	17,770,092

Increase (Decrease) in Net Assets
Resulting From Operations	32,786,661	50,781,240

Distributions to shareholders from:
Net investment income:
Class A Shares	(8,257,102)	(7,319,170)
Class B Shares	(179,289)	(121,583)
Class C Shares	(178,850)	(118,725)
Class I Shares	(52,154)	(13,510)
Total distributions	(8,667,395)	(7,572,988)

Capital share transactions:
Shares sold:
Class A Shares	41,010,513	67,015,343
Class B Shares	3,431,432	4,708,898
Class C Shares	4,654,174	5,789,432
Class I Shares	5,179,485	1,000,000
Reinvestment of distributions:
Class A Shares	7,678,407	6,821,499
Class B Shares	157,471	107,216
Class C Shares	141,219	96,656
Class I Shares	52,154	13,510
Redemption Fees:
Class A Shares	6,064	6,562
Class B Shares	1,045	--
Class C Shares	76	--
Shares redeemed:
Class A Shares	(62,377,817)	(81,484,063)
Class B Shares	(5,539,048)	(3,154,737)
Class C Shares	(4,317,171)	(3,582,699)
Class I Shares	(212,693)	(35,000)
Total capital share transactions	(10,134,689)	(2,697,383)

Total Increase (Decrease) in Net Assets	13,984,577	40,510,869

Net Assets
Beginning of year	573,424,435	532,913,566
End of year (including distributions in excess of net investment income of $330,182 and $458,737, respectively.)	$587,409,012	$573,424,435

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

Balanced Portfolio (Cont'd)
	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	1,429,297	2,434,440
Class B Shares	120,224	173,616
Class C Shares	164,769	215,155
Class I Shares	182,645	36,404
Reinvestment of distributions:
Class A Shares	265,723	247,707
Class B Shares	5,477	3,929
Class C Shares	4,961	3,577
Class I Shares	1,775	487
Shares redeemed:
Class A Shares	(2,175,021)	(2,962,145)
Class B Shares	(194,190)	(115,722)
Class C Shares	(152,953)	(132,780)
Class I Shares	(7,399)	(1,231)
Total capital share activity	(354,692)	(96,563)

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$15,715,113	$7,265,407
Net realized gain (loss)	962,455	6,743,570
Change in net unrealized appreciation or (depreciation)	(746,197)	(2,421,085)

Increase (Decrease) in Net Assets
Resulting From Operations	15,931,371	11,587,892

Distributions to shareholders from:
Net investment income:
Class A Shares	(11,961,983)	(5,951,620)
Class B Shares	(566,638)	(370,517)
Class C Shares	(736,469)	(333,980)
Class I Shares	(2,419,730)	(686,336)
Net realized gain:
Class A Shares	(4,707,247)	(4,971,041)
Class B Shares	(343,184)	(502,129)
Class C Shares	(373,442)	(391,255)
Class I shares	(630,977)	(513,303)
Total distributions	(21,739,670)	(13,720,181)

Capital share transactions:
Shares sold:
Class A Shares	152,030,120	94,693,932
Class B Shares	2,799,182	3,724,200
Class C Shares	12,331,016	8,153,394
Class I Shares	51,898,733	21,360,132
Reinvestment of distributions:
Class A Shares	14,226,137	9,326,059
Class B Shares	720,575	669,666
Class C Shares	763,125	512,874
Class I Shares	2,555,650	1,136,638
Redemption Fees
Class A Shares	10,563	4,889
Class B Shares	108	20
Class C Shares	1,044	1
Class I Shares	--	1
Shares redeemed:
Class A Shares	(62,210,559)	(37,488,177)
Class B Shares	(4,494,744)	(3,273,463)
Class C Shares	(4,571,499)	(2,388,981)
Class I Shares	(8,746,461)	(10,318,779)
Total capital share transactions	157,312,990	86,112,406

Total Increase (Decrease) In Net Assets	151,504,691	83,980,117

Net Assets
Beginning of year	304,509,058	220,528,941
End of year (including undistributed net investment income of $180,151 and $116,777, respectively.)	$456,013,749	$304,509,058

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets

Bond Portfolio (Cont'd)

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	9,641,342	5,849,097
Class B Shares	178,026	231,341
Class C Shares	788,743	506,345
Class I Shares	3,297,475	1,318,309
Reinvestment of distributions:
Class A Shares	904,327	580,686
Class B Shares	45,966	41,926
Class C Shares	48,763	32,131
Class I Shares	162,618	70,744
Shares redeemed:
Class A Shares	(3,956,333)	(2,315,670)
Class B Shares	(287,432)	(203,350)
Class C Shares	(292,379)	(148,614)
Class I Shares	(554,713)	(640,251)
Total capital share activity	9,976,403	5,322,694

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($1,624,994)	($137,931)
Net realized gain (loss)	50,314,004	38,626,683
Change in net unrealized appreciation or (depreciation)	31,258,382	81,066,598

Increase (Decrease) in Net Assets
Resulting From Operations	79,947,392	119,555,350

Distributions to shareholders from:
Net realized gain:
Class A Shares	(14,503,159)	--
Class B Shares	(1,866,742)	--
Class C Shares	(2,070,445)	--
Class I shares	(2,211,269)	--
Total distributions	(20,651,615)	--

Capital share transactions:
Shares sold:
Class A Shares	176,379,714	209,392,150
Class B Shares	5,868,644	8,843,231
Class C Shares	15,101,597	21,111,203
Class I Shares	48,424,776	80,048,726
Reinvestment of distributions:
Class A Shares	13,424,975	--
Class B Shares	1,602,754	--
Class C Shares	1,604,063	--
Class I Shares	2,175,397	--
Redemption Fees:
Class A Shares	11,367	22,908
Class B Shares	172	535
Class C Shares	298	54
Class I Shares	254	--
Shares issued from merger (see Note A):
Class A Shares	--	17,977,848
Class B Shares	--	19,750,182
Class C Shares	--	6,931,681
Class I Shares	--	316,729
Shares redeemed:
Class A Shares	(184,186,017)	(150,307,883)
Class B Shares	(20,539,843)	(19,892,846)
Class C Shares	(18,651,988)	(17,431,629)
Class I Shares	(29,060,358)	(52,828,409)
Total capital share transactions	12,155,805	123,934,480

Total Increase (Decrease) in Net Assets	71,451,582	243,489,830

Net Assets
Beginning of year	1,205,064,176	961,574,346
End of year	$1,276,515,758	$1,205,064,176

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

Equity Portfolio (Cont'd)
	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	4,906,670	6,156,949
Class B Shares	176,817	279,313
Class C Shares	486,790	713,748
Class I Shares	1,309,682	2,286,950
Reinvestment of distributions:
Class A Shares	374,790	--
Class B Shares	48,348	--
Class C Shares	51,844	--
Class I Shares	58,938	--
Shares issued from merger (see Note A):
Class A shares	--	541,818
Class B Shares	--	637,378
Class C Shares	--	239,520
Class I Shares	--	9,307
Shares redeemed:
Class A Shares	(5,127,682)	(4,409,408)
Class B Shares	(619,939)	(626,005)
Class C Shares	(603,149)	(585,706)
Class I Shares	(784,029)	(1,507,553)
Total capital share activity	279,080	3,736,311

See notes to financial statements.

Enhanced Equity Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$286,847	$326,945
Net realized gain (loss)	3,979,468	4,134,578
Net increase from payment by affiliate	--	132,790
Change in net unrealized appreciation or (depreciation)	1,975,152	2,881,760

Increase (Decrease) in Net Assets
Resulting From Operations	6,241,467	7,476,073

Distributions to shareholders from:
Net investment income:
Class A Shares	(183,283)	(229,992)
Class I Shares	(6,295)	--
Net realized gain:
Class A Shares	(1,550,349)	--
Class B Shares	(286,135)	--
Class C Shares	(231,961)	--
Class I shares	(55,983)	--
Total distributions	(2,314,006)	(229,992)

Capital share transactions:
Shares sold:
Class A Shares	11,078,086	11,932,812
Class B Shares	864,503	946,055
Class C Shares	1,764,957	1,919,624
Class I Shares	8,067,927	1,236,213
Reinvestment of distributions:
Class A Shares	1,524,500	210,841
Class B Shares	248,186	--
Class C Shares	187,221	--
Class I Shares	62,278	--
Redemption Fees:
Class A Shares	1,443	620
Class B Shares	7	--
Class C Shares	2	--
Shares redeemed:
Class A Shares	(11,999,180)	(18,494,141)
Class B Shares	(2,351,093)	(1,136,653)
Class C Shares	(1,773,911)	(1,264,220)
Class I Shares	(366,830)	(27,132)
Total capital share transactions	7,308,096	(4,675,981)

Total Increase (Decrease) in Net Assets	11,235,557	2,570,100

Net Assets
Beginning of year	72,251,290	69,681,190
End of year (including undistributed net investment income of $281,353, and $189,578, respectively)	$83,486,847	$72,251,290

See notes to financial statements.

Enhanced Equity Portfolio (Cont'd)

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	584,574	662,991
Class B Shares	49,541	56,599
Class C Shares	100,316	114,464
Class I Shares	426,755	67,949
Reinvestment of distributions:
Class A Shares	81,311	11,509
Class B Shares	14,305	--
Class C Shares	10,748	--
Class I Shares	3,320	--
Shares redeemed:
Class A Shares	(638,979)	(1,020,792)
Class B Shares	(134,362)	(67,524)
Class C Shares	(101,439)	(74,571)
Class I Shares	(19,383)	(1,486)
Total capital share activity	376,707	(250,861)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, five of which are reported herein: Money Market, Balanced, Bond, Equity, and Enhanced Equity. Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series is accounted for separately. Money Market shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

On January 21, 2005, the net assets of the Delaware Social Awareness Fund merged into the Calvert Social Investment Fund's Equity Portfolio. The merger was accomplished by a tax-free exchange of 541,818 Class A, 637,378 Class B, 239,520 Class C, and 9,307 Class I shares of the Equity Portfolio (valued at $17,977,848, $19,750,182, $6,931,681, and $316,729 respectively) for 1,685,375 Class A, 1,971,291 Class B, 691,550 Class C, and 29,075 Class I shares of the Social Awareness Fund outstanding at January 21, 2005. The Social Awareness Fund's net assets as of January 21, 2005, including $10,927,963 of unrealized appreciation and $299,852 of net realized gain, were combined with those of the Equity Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were fair valued in good faith under the direction of the Board of Trustees as of September 30, 2006:

	Total Investments	% of Net Assets
Balanced	$15,972,685	2.7%
Bond	1,997,488	0.4%
Equity	10,327,177	0.8%

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the

Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on page 68.) A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the

Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Balanced, Bond, Equity, and Enhanced Equity Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within seven days for all Class I shares). Prior to September 27, 2006, the redemption fee applied to redemptions, including exchanges, made within five days for all Class I shares. The redemption fee is paid to the Class of the Portfolio from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on each Portfolio's cash on deposit with the banks. These credits are used to reduce the Portfolios' expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

New Accounting Pronouncements: In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Money Market	.30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond	.35%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $500 Million	.60%
Over $500 Million	.55%

Under the terms of the agreement $41,136, $201,636, $128,646, $520,684, and $33,297 was payable at year end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively. In addition, $63,607, $98,997, $79,942, $171,344, and $16,004 was payable at year end for operating expenses paid by the Advisor during September 2006 for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively. For the year ended September 30, 2006, the advisor waived $74,584 of its fee in Enhanced Equity.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007 for Money Market, Balanced Class I and Enhanced Equity Class B, C and I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows: for Money Market, .875%; for Balanced Class I, .72%; and for Enhanced Equity, 2.50% for Class B and Class C and .81% for Class I.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid may not exceed .35%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Balanced, Bond and Equity, respectively. The expenses paid may not exceed .25%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Enhanced Equity. Class I for Balanced, Bond, Equity and Enhanced Equity do not have Distribution Plan expenses. Under the terms of the agreement $146,106, $90,212, $353,546 and $24,575 was payable at year end for Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the year ended September 30, 2006: $212,459 for Balanced, $151,460 for Bond, $279,600 for Equity and $31,640 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. Under the terms of the agreement $13,608, $16,639, $10,101, $33,706, and $2,548 was payable at year end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

For its services, CSSI received fees of $170,714, $215,210, $117,261, $430,404, and $30,724 for the year ended September 30, 2006 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, & C)	.30%
Bond (Class I)	.10%
Equity (Class A, B, & C)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

Under the terms of the agreement $27,424, $130,791, $98,290, $194,998, and $9,621 was payable at year end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

On December 2, 2005, shareholders approved the reorganization of several Calvert Fund Boards. As a result of this reorganization, Trustees now oversee additional portfolios. Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 ($23,000 prior to December 2, 2005) plus a meeting fee of $2,000 ($1,000 prior to December 2, 2005) for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustees' fees are allocated to each of the funds served.

Kirkpatrick & Lockhart Nicholson Graham LLP ("K&LNG") served as Fund counsel through December 2005; the Fund's Secretary was an affiliate of this firm. Payments by the Fund to K&LNG during the reporting period were $37,632.

In November 2005, the Advisor contributed $132,790 to the Enhanced Equity Portfolio to reimburse the effect of a fee waiver for the period ended September 30, 2005. This transaction was deemed a "payment by affiliate."

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were:

				Enhanced
	Balanced	Bond	Equity	Equity
Purchases:	$401,190,927	$628,601,627	$426,372,378	$39,854,907
Sales:	404,196,348	487,272,864	450,209,532	35,310,819

Money Market held only short-term investments.

The following tables present the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at September 30, 2006 and net realized capital loss carryforwards as of September 30, 2006 with expiration dates:

	Money
	Market	Balanced	Bond
Federal income tax cost of investments	$164,960,293	$554,155,579	$459,836,244
Unrealized appreciation	--	60,988,825	3,426,740
Unrealized (depreciation)	--	(26,942,573)	(7,936,769)
Net appreciation/(depreciation)	--	34,046,252	(4,510,029)

		Enhanced
	Equity	Equity
Federal income tax cost of investments	$1,008,201,847	$72,490,541
Unrealized appreciation	269,402,652	12,648,733
Unrealized (depreciation)	(15,116,652)	(1,994,808)
Net appreciation/(depreciation)	254,286,000	10,653,925

Capital Loss Carryforwards
	Money
Expiration Date	Market	Balanced	Equity
30-Sep-08	$41,585	--	--
30-Sep-10	14,601	--	$744,037
30-Sep-11	6,847	$7,621,797	2,870,948
30-Sep-12	--	--	--
30-Sep-13	6,183	--	--
30-Sep-14	211	--	--
	$69,427	$7,621,797	$3,614,985

Capital losses may be utilized to offset current and future capital gains until expiration.

The Money Market Portfolio intends to elect to defer post-October losses of $1,337 to fiscal year ended September 30, 2007. Such losses if unutilized will expire in 2015.

The tax character of dividends and distributions paid during the years ended September 30, 2006, and September 30, 2005 were as follows:

Money Market
Distributions paid from:	2006	2005
Ordinary income	$6,408,722	$3,089,090
Total	$6,408,722	$3,089,090

Balanced
Distributions paid from:	2006	2005
Ordinary income	$8,667,395	$7,572,988
Total	$8,667,395	$7,572,988

Bond
Distributions paid from:	2006	2005
Ordinary income	$18,069,122	$10,609,151
Long-term capital gain	3,670,548	3,111,030
Total	$21,739,670	$13,720,181

Equity
Distributions paid from:	2006	2005
Long-term capital gain	$20,651,615	--
Total	$20,651,615	--

Enhanced Equity
Distributions paid from:	2006	2005
Ordinary income	$189,578	$229,992
Long-term capital gain	2,124,428	--
Total	$2,314,006	$229,992

As of September 30, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Money
	Market	Balanced	Bond
Undistributed ordinary income	$62,197	$231,504	$530,836
Undistributed long-term capital gain	--	--	259,520
Capital loss carryforward	(69,427)	(7,621,797)	--
Unrealized appreciation (depreciation)	--	34,046,252	(4,510,029)
Total	($7,230)	$26,655,959	($3,719,673)

	Enhanced
	Equity	Equity
Undistributed ordinary income	--	$281,353
Undistributed long-term capital gain	$48,415,121	3,426,303
Capital loss carryforward	(3,614,985)	--
Unrealized appreciation (depreciation)	254,286,000	10,653,925
Total	$299,086,136	$14,361,581

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the treatment of partnerships, real estate investment trusts, asset-backed securities, foreign currency gains and losses, and tax-exempt securities for federal tax purposes for the Balanced Portfolio, the treatment of partnerships, asset-backed securities and foreign currency gains and losses for federal tax purposes for the Bond Portfolio, the treatment of real estate investment trusts for federal tax purposes for Enhanced Equity Portfolio, and the disallowance of net operating losses, the treatment of partnerships, and the Section 382 limitation on the losses from the merger with Delaware Social Awareness Fund for federal tax purposes for Equity Portfolio.

	Balanced	Bond
Undistributed net investment income	($1,714,928)	$33,081
Accumulated net realized gain (loss)	1,532,863	(33,081)
Paid in capital	182,065	--

		Enhanced
	Equity	Equity
Undistributed net investment income	$1,624,994	($5,494)
Accumulated net realized gain (loss)	43,911	5,494
Paid in capital	(1,668,905)	--

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales for Balanced, Bond, Enhanced Equity and Equity Portfolios, the tax treatment of passive foreign investment companies for Balanced Portfolio, the tax treatment of Section 1256 contracts for Balanced and Bond Portfolios, post-October losses for Money Market Portfolio, the tax treatment of distribution accruals for Money Market Portfolio, the tax treatment of real estate investment trusts for Balanced and Enhanced Equity Portfolios, the tax treatment of partnerships for Balanced, Bond, and Equity Portfolios, and the capital loss limitations from Equity Portfolio's merger.

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2006, such purchases and sales transactions were:

	Money
	Market	Bond
Purchases	$132,810,000	$40,489,987
Sales	91,975,000	40,470,000

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at September 30, 2006. For the year ended September 30, 2006, borrowings by the Portfolios under the Agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$3,185	5.48%	$712,073	April 2006
Bond	237,521	5.21%	13,845,617	May 2006
Equity	125,132	5.27%	8,934,823	August 2006

Note E -- Affiliated Companies

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:

Affiliates	Cost	Value
Angels With Attitude LP	$200,000	$170,416
GEEMF Partners LP	185,003	514,034
Milepost Ventures LP	500,000	1
Plethora Technology, Inc.	701,835	526,377
TOTALS	$1,586,838	$1,210,828

Affiliated companies of the Equity Portfolio are as follows:

Affiliates	Cost	Value
Cerionx, Inc.	$353,149	$353,149
Global Resource Options, Inc.	750,000	750,000
TOTALS	$1,103,149	$1,103,149

Note F -- Other

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios' investment in these securities. The aggregate amount of the future capital commitments totals $840,000 and $1,047,839 for the Balanced and Equity Portfolios, respectively, at September 30, 2006.

On September 7, 2006, Calvert Group Ltd., Calvert Asset Management Company, Calvert Social Investment Fund and Calvert Variable Series Inc., were named as defendants in a lawsuit now pending in the United States District Court for the District of Connecticut. The lawsuit is an action for specific performance, breach of contract, and promissory estoppel, for the Defendants' alleged breach of an agreement dated August 28, 2006 to sell without accrued interest four thousand five hundred 8.625% Maryland State Economic Development Revenue Bonds ("Rocky Gap Bonds") due October 1, 2019. The securities applicable to the Calvert Social Investment Fund Balanced Portfolio represent three thousand seven hundred fifty bonds, with a market value of $2,419,000 or 0.5% of the Fund's net assets.

The potential impact of this lawsuit seeks delivery of the bonds, unquantified damages, attorney's fees and expenses. The Fund has retained counsel and has answered the lawsuit by denying any breach of contract and has countersued the plaintiff claiming it breached the contract by failing to purchase the Rocky Gap Bonds with interest. Management does not believe that this lawsuit will have a material adverse effect on the Investment Advisor or Funds.

Tax Information (Unaudited)

Bond, Enhanced Equity, and Equity Portfolios designate $3,670,548, $2,124,248, and $20,651,615, respectively, as 15%-rate capital gain dividends paid during fiscal year ended September 30, 2006.

For corporate shareholders of Balanced and Enhanced Equity Portfolios, a total of 63% and 100%, respectively of the ordinary distributions paid during fiscal year ending September 30, 2006 qualify for the corporate dividends received deduction. Also, 63% and 100% of the ordinary distributions paid for Balanced and Enhanced Equity Portfolios, respectively, have been identified as qualified dividend income.

Additional information will be provided to shareholders in January 2007 for use in preparing 2006 income tax returns.

Money Market Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
		2006	2005
Net asset value, beginning		$1.00	$1.00
Income from investment operations
Net investment income		.039	.019
Distributions from
Net investment income		(.039)	(.019)

Net asset value, ending		$1.00	$1.00

Total return*		3.97%	1.94%
Ratios to average net assets: A
Net investment income		3.90%	1.91%
Total expenses		.86%	.91%
Expenses before offsets		.86%	.88%
Net expenses		.85%	.87%
Net assets, ending (in thousands)		$166,592	$160,218

		Years Ended
	September 30,	September 30,	September 30,
	2004	2003	2002
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.004	.006	.015
Distributions from
Net investment income	(.004)	(.006)	(.015)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.44%	.63%	1.49%
Ratios to average net assets: A
Net investment income	.44%	.63%	1.48%
Total expenses	.91%	.90%	.89%
Expenses before offsets	.88%	.88%	.88%
Net expenses	.87%	.87%	.87%
Net assets, ending (in thousands)	$169,916	$181,788	$192,680

See notes to financial statements.

Balanced Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2006 (z)	2005
Net asset value, beginning		$28.25	$26.13
Income from investment operations
Net investment income	.	.55	.44
Net realized and unrealized gain (loss)		1.12	2.08
Total from investment operations		1.67	2.52
Distributions from
Net investment income		(.46)	(.40)
Total distributions		(.46)	(.40)
Total increase (decrease) in net asset value		1.21	2.12
Net asset value, ending		$29.46	$28.25

Total return*		5.94%	9.68%
Ratios to average net assets: A
Net investment income		1.90%	1.59%
Total expenses		1.21%	1.22%
Expenses before offsets		1.21%	1.22%
Net expenses		1.20%	1.21%
Portfolio turnover		73%	83%
Net assets, ending (in thousands)		$525,740	$517,840

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$24.35	$21.44	$24.48
Income from investment operations
Net investment income	.36	.38	.56
Net realized and unrealized gain (loss)	1.77	2.87	(3.04)
Total from investment operations	2.13	3.25	(2.48)
Distributions from
Net investment income	(.35)	(.34)	(.56)
Total distributions	(.35)	(.34)	(.56)
Total increase (decrease) in net asset value	1.78	2.91	(3.04)
Net asset value, ending	$26.13	$24.35	$21.44

Total return*	8.77%	15.28%	(10.38%)
Ratios to average net assets: A
Net investment income	1.37%	1.67%	2.23%
Total expenses	1.25%	1.25%	1.25%
Expenses before offsets	1.25%	1.25%	1.25%
Net expenses	1.25%	1.24%	1.25%
Portfolio turnover	106%	175%	192%
Net assets, ending (in thousands)	$486,255	$480,201	$458,947

See notes to financial statements.

Balanced Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2006 (z)	2005
Net asset value, beginning		$28.05	$25.94
Income from investment operations
Net investment income		.27	.17
Net realized and unrealized gain (loss)		1.10	2.06
Total from investment operations		1.37	2.23
Distributions from
Net investment income		(.18)	(.12)
Total distributions		(.18)	(.12)
Total increase (decrease) in net asset value		1.19	2.11
Net asset value, ending		$29.24	$28.05

Total return*		4.90%	8.62%
Ratios to average net assets: A
Net investment income		.95%	.60%
Total expenses		2.16%	2.20%
Expenses before offsets		2.16%	2.20%
Net expenses		2.15%	2.20%
Portfolio turnover		73%	83%
Net assets, ending (in thousands)		$27,805	$28,592

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$24.18	$21.31	$24.33
Income from investment operations
Net investment income	.11	.13	.29
Net realized and unrealized gain (loss)	1.74	2.86	(3.01)
Total from investment operations	1.85	2.99	(2.72)
Distributions from
Net investment income	(.09)	(.12)	(.30)
Total distributions	(.09)	(.12)	(.30)
Total increase (decrease) in net asset value	1.76	2.87	(3.02)
Net asset value, ending	$25.94	$24.18	$21.31

Total return*	7.63%	14.06%	(11.31%)
Ratios to average net assets: A
Net investment income	.34%	.55%	1.17%
Total expenses	2.27%	2.34%	2.31%
Expenses before offsets	2.27%	2.34%	2.31%
Net expenses	2.26%	2.34%	2.31%
Portfolio turnover	106%	175%	192%
Net assets, ending (in thousands)	$24,839	$19,670	$14,805

See notes to financial statements.

Balanced Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class C Shares		2006 (z)	2005
Net asset value, beginning		$27.79	$25.70
Income from investment operations
Net investment income		.28	.18
Net realized and unrealized gain (loss)		1.07	2.04
Total from investment operations		1.35	2.22
Distributions from
Net investment income		(.19)	(.13)
Total distributions		(.19)	(.13)
Total increase (decrease) in net asset value		1.16	2.09
Net asset value, ending		$28.95	$27.79

Total return*		4.87%	8.67%
Ratios to average net assets: A
Net investment income		.99%	.65%
Total expenses		2.11%	2.16%
Expenses before offsets		2.11%	2.16%
Net expenses		2.10%	2.15%
Portfolio turnover		73%	83%
Net assets, ending (in thousands)		$27,547	$25,980

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$23.95	$21.12	$24.10
Income from investment operations
Net investment income	.12	.13	.29
Net realized and unrealized gain (loss)	1.73	2.82	(2.96)
Total from investment operations	1.85	2.95	(2.67)
Distributions from
Net investment income	(.10)	(.12)	(.31)
Total distributions	(.10)	(.12)	(.31)
Total increase (decrease) in net asset value	1.75	2.83	(2.98)
Net asset value, ending	$25.70	$23.95	$21.12

Total return*	7.71%	14.02%	(11.25%)
Ratios to average net assets: A
Net investment income	.39%	.59%	1.20%
Total expenses	2.22%	2.31%	2.29%
Expenses before offsets	2.22%	2.31%	2.29%
Net expenses	2.22%	2.30%	2.28%
Portfolio turnover	106%	175%	192%
Net assets, ending (in thousands)	$21,819	$16,585	$12,626

See notes to financial statements.

Balanced Portfolio
Financial Highlights

		Periods Ended
	September 30,	September 30,	June 30,
Class I Shares	2006 (z)	2005 (x)	2003 (y)
Net asset value, beginning	$28.38	$27.47	$21.33
Income from investment operations
Net investment income	.64	.41	.38
Net realized and unrealized gain (loss)	1.17	.87	2.49
Total from investment operations	1.81	1.28	2.87
Distributions from
Net investment income	(.49)	(.37)	(.33)
Total distributions	(.49)	(.37)	(.33)
Total increase (decrease) in net asset value	1.32	.91	2.54
Net asset value, ending	$29.70	$28.38	$23.87

Total return*	6.43%	4.71%	13.63%
Ratios to average net assets: A
Net investment income	2.44%	1.94% (a)	2.25%
Total expenses	1.07%	1.28% (a)	.72%
Expenses before offsets	.73%	.72% (a)	.72%
Net expenses	.72%	.72% (a)	.72%
Portfolio turnover	73%	70%	140%
Net assets, ending (in thousands)	$6,317	$1,012	$0

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2002	2001	2000
Net asset value, beginning	$24.35	$33.10	$32.13
Income from investment operations
Net investment income	.68	.94	.88
Net realized and unrealized gain (loss)	(3.01)	(6.31)	3.12
Total from investment operations	(2.33)	(5.37)	4.00
Distributions from
Net investment income	(.69)	(.98)	(.99)
Net realized gains	--	(2.40)	(2.04)
Total distributions	(.69)	(3.38)	(3.03)
Total increase (decrease) in net asset value	(3.02)	(8.75)	.97
Net asset value, ending	$21.33	$24.35	$33.10

Total return*	(9.87%)	(17.33%)	12.97%
Ratios to average net assets: A
Net investment income	2.77%	3.55%	2.97%
Total expenses	.72%	.67%	.71%
Expenses before offsets	.72%	.67%	.71%
Net expenses	.71%	.66%	.69%
Portfolio turnover	192%	214%	184%
Net assets, ending (in thousands)	$26,612	$29,399	$49,530

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2006	2005
Net asset value, beginning		$16.18	$16.33
Income from investment operations
Net investment income		.64	.47
Net realized and unrealized gain (loss)		(.05)	.32
Total from investment operations		.59	.79
Distributions from
Net investment income		(.64)	(.48)
Net realized gains		(.30)	(.46)
Total distributions		(.94)	(.94)
Total increase (decrease) in net asset value		(.35)	(.15)
Net asset value, ending		$15.83	$16.18

Total return*		3.82%	5.05%
Ratios to average net assets: A
Net investment income		4.16%	3.00%
Total expenses		1.14%	1.16%
Expenses before offsets		1.14%	1.16%
Net expenses		1.13%	1.16%
Portfolio turnover		150%	161%
Net assets, ending (in thousands)		$336,698	$237,396

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$16.29	$15.80	$16.38
Income from investment operations
Net investment income	.45	.58	.80
Net realized and unrealized gain (loss)	.48	.67	(.01)
Total from investment operations	.93	1.25	.79
Distributions from
Net investment income	(.45)	(.56)	(.82)
Net realized gains	(.44)	(.20)	(.55)
Total distributions	(.89)	(.76)	(1.37)
Total increase (decrease) in net asset value	.04	.49	(.58)
Net asset value, ending	$16.33	$16.29	$15.80

Total return*	5.97%	8.20%	5.18%
Ratios to average net assets: A
Net investment income	2.82%	3.62%	5.07%
Total expenses	1.19%	1.18%	1.19%
Expenses before offsets	1.19%	1.18%	1.19%
Net expenses	1.18%	1.17%	1.18%
Portfolio turnover	244%	395%	607%
Net assets, ending (in thousands)	$172,470	$148,791	$128,077

See notes to financial statements.

Bond Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2006	2005
Net asset value, beginning		$16.11	$16.27
Income from investment operations
Net investment income		.50	.32
Net realized and unrealized gain (loss)		(.05)	.31
Total from investment operations		.45	.63
Distributions from
Net investment income		(.50)	(.33)
Net realized gains		(.30)	(.46)
Total distributions		(.80)	(.79)
Total increase (decrease) in net asset value		(.35)	(.16)
Net asset value, ending		$15.76	$16.11

Total return*		2.89%	4.03%
Ratios to average net assets: A
Net investment income		3.17%	2.03%
Total expenses		2.09%	2.11%
Expenses before offsets		2.09%	2.11%
Net expenses		2.08%	2.10%
Portfolio turnover		150%	161%
Net assets, ending (in thousands)		$17,154	$18,559

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$16.22	$15.75	$16.32
Income from investment operations
Net investment income	.31	.43	.65
Net realized and unrealized gain (loss)	.49	.66	--
Total from investment operations	.80	1.09	.65
Distributions from
Net investment income	(.31)	(.42)	(.67)
Net realized gains	(.44)	(.20)	(.55)
Total distributions	(.75)	(.62)	(1.22)
Total increase (decrease) in net asset value	.05	.47	(.57)
Net asset value, ending	$16.27	$16.22	$15.75

Total return*	5.11%	7.13%	4.26%
Ratios to average net assets: A
Net investment income	1.93%	2.70%	4.10%
Total expenses	2.09%	2.08%	2.13%
Expenses before offsets	2.09%	2.08%	2.13%
Net expenses	2.08%	2.07%	2.12%
Portfolio turnover	244%	395%	607%
Net assets, ending (in thousands)	$17,605	$18,860	$14,305

See notes to financial statements.

Bond Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class C Shares		2006	2005
Net asset value, beginning		$16.09	$16.25
Income from investment operations
Net investment income		.51	.34
Net realized and unrealized gain (loss)		(.04)	.30
Total from investment operations		.47	.64
Distributions from
Net investment income		(.51)	(.34)
Net realized gains		(.30)	(.46)
Total distributions		(.81)	(.80)
Total increase (decrease) in net asset value		(.34)	(.16)
Net asset value, ending		$15.75	$16.09

Total return*		3.01%	4.09%
Ratios to average net assets: A
Net investment income		3.31%	2.13%
Total expenses		1.99%	2.04%
Expenses before offsets		1.99%	2.04%
Net expenses		1.98%	2.03%
Portfolio turnover		150%	161%
Net assets, ending (in thousands)		$27,447	$19,276

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$16.21	$15.73	$16.30
Income from investment operations
Net investment income	.31	.43	.63
Net realized and unrealized gain (loss)	.48	.67	.01
Total from investment operations	.79	1.10	.64
Distributions from
Net investment income	(.31)	(.42)	(.66)
Net realized gains	(.44)	(.20)	(.55)
Total distributions	(.75)	(.62)	(1.21)
Total increase (decrease) in net asset value	.04	.48	(.57)
Net asset value, ending	$16.25	$16.21	$15.73

Total return*	5.06%	7.21%	4.24%
Ratios to average net assets: A
Net investment income	1.94%	2.71%	4.07%
Total expenses	2.07%	2.07%	2.13%
Expenses before offsets	2.07%	2.07%	2.13%
Net expenses	2.06%	2.06%	2.12%
Portfolio turnover	244%	395%	607%
Net assets, ending (in thousands)	$13,130	$11,320	$9,278

See notes to financial statements.

Bond Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class I Shares		2006	2005
Net asset value, beginning		$16.18	$16.33
Income from investment operations
Net investment income		.73	.57
Net realized and unrealized gain (loss)		(.04)	.31
Total from investment operations		.69	.88
Distributions from
Net investment income		(.72)	(.57)
Net realized gains		(.30)	(.46)
Total distributions		(1.02)	(1.03)
Total increase (decrease) in net asset value		(.33)	(.15)
Net asset value, ending		$15.85	$16.18

Total return*		4.48%	5.63%
Ratios to average net assets: A
Net investment income		4.77%	3.57%
Total expenses		.56%	.61%
Expenses before offsets		.56%	.61%
Net expenses		.55%	.60%
Portfolio turnover		150%	161%
Net assets, ending (in thousands)		$74,714	$29,278

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2004	2003	2002
Net asset value, beginning	$16.29	$15.81	$16.39
Income from investment operations
Net investment income	.55	.67	.87
Net realized and unrealized gain (loss)	.48	.66	.02
Total from investment operations	1.03	1.33	.89
Distributions from
Net investment income	(.55)	(.65)	(.91)
Net realized gains	(.44)	(.20)	(.56)
Total distributions	(.99)	(.85)	(1.47)
Total increase (decrease) in net asset value	.04	.48	(.58)
Net asset value, ending	$16.33	$16.29	$15.81

Total return*	6.62%	8.74%	5.83%
Ratios to average net assets: A
Net investment income	3.41%	4.14%	5.44%
Total expenses	.61%	.61%	.69%
Expenses before offsets	.61%	.61%	.61%
Net expenses	.60%	.60%	.60%
Portfolio turnover	244%	395%	607%
Net assets, ending (in thousands)	$17,324	$17,527	$12,764

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2006	2005
Net asset value, beginning		$35.38	$31.63
Income from investment operations
Net investment income (loss)		(.02)	.03
Net realized and unrealized gain (loss)		2.38	3.72
Total from investment operations		2.36	3.75
Distributions from
Net realized gains		(.59)	--
Total distributions		(.59)	--
Total increase (decrease) in net asset value		1.77	3.75
Net asset value, ending		$37.15	$35.38

Total return*		6.74%	11.86%
Ratios to average net assets: A
Net investment income (loss)		(.06%)	.08%
Total expenses		1.23%	1.25%
Expenses before offsets		1.23%	1.25%
Net expenses		1.23%	1.24%
Portfolio turnover		35%	31%
Net assets, ending (in thousands)		$907,459	$858,873

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$29.43	$23.84	$27.72
Income from investment operations
Net investment income (loss)	(.09)	(.06)	(.04)
Net realized and unrealized gain (loss)	2.29	5.67	(2.96)
Total from investment operations	2.20	5.61	(3.00)
Distributions from
Net realized gains	--	(.02)	(.88)
Total increase (decrease) in net asset value	2.20	5.59	(3.88)
Net asset value, ending	$31.63	$29.43	$23.84

Total return*	7.48%	23.56%	(11.58%)
Ratios to average net assets: A
Net investment income (loss)	(.32%)	(.26%)	(.12%)
Total expenses	1.25%	1.29%	1.29%
Expenses before offsets	1.25%	1.29%	1.29%
Net expenses	1.24%	1.29%	1.29%
Portfolio turnover	17%	29%	28%
Net assets, ending (in thousands)	$695,472	$530,322	$326,112

See notes to financial statements.

Equity Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2006	2005
Net asset value, beginning		$32.84	$29.61
Income from investment operations
Net investment income (loss)		(0.32)	(.24)
Net realized and unrealized gain (loss)		2.22	3.47
Total from investment operations		1.90	3.23
Distributions from
Net realized gains		(.59)	--
Total distributions		(.59)	--
Total increase (decrease) in net asset value		1.31	3.23
Net asset value, ending		$34.15	$32.84

Total return*		5.85%	10.91%
Ratios to average net assets: A
Net investment income (loss)		(.90%)	(.77%)
Total expenses		2.06%	2.09%
Expenses before offsets		2.06%	2.09%
Net expenses		2.06%	2.09%
Portfolio turnover		35%	31%
Net assets, ending (in thousands)		$95,903	$105,189

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$27.78	$22.70	$26.67
Income from investment operations
Net investment income (loss)	(.33)	(.25)	(.24)
Net realized and unrealized gain (loss)	2.16	5.35	(2.85)
Total from investment operations	1.83	5.10	(3.09)
Distributions from
Net realized gains	--	(.02)	(.88)
Total increase (decrease) in net asset value	1.83	5.08	(3.97)
Net asset value, ending	$29.61	$27.78	$22.70

Total return*	6.59%	22.50%	(12.39%)
Ratios to average net assets: A
Net investment income (loss)	(1.16%)	(1.12%)	(1.02%)
Total expenses	2.09%	2.15%	2.19%
Expenses before offsets	2.09%	2.15%	2.19%
Net expenses	2.08%	2.15%	2.19%
Portfolio turnover	17%	29%	28%
Net assets, ending (in thousands)	$86,242	$70,824	$43,091

See notes to financial statements.

Equity Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class C Shares		2006	2005
Net asset value, beginning		$30.68	$27.64
Income from investment operations.
Net investment income (loss)		(.26)	(.20)
Net realized and unrealized gain (loss)		2.06	3.24
Total from investment operations		1.80	3.04
Distributions from
Net realized gains		(.59)	--
Total distributions		(.59)	--
Total increase (decrease) in net asset value		1.21	3.04
Net asset value, ending		$31.89	$30.68

Total return*		5.93%	11.00%
Ratios to average net assets: A
Net investment income (loss)		(.82%)	(.69%)
Total expenses		1.99%	2.01%
Expenses before offsets		1.99%	2.01%
Net expenses		1.98%	2.01%
Portfolio turnover		35%	31%
Net assets, ending (in thousands)		$109,468	$107,305

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$25.92	$21.17	$24.91
Income from investment operations.
Net investment income (loss)	(.27)	(.22)	(.21)
Net realized and unrealized gain (loss)	1.99	4.99	(2.65)
Total from investment operations	1.72	4.77	(2.86)
Distributions from
Net realized gains	--	(.02)	(.88)
Total increase (decrease) in net asset value	1.72	4.75	(3.74)
Net asset value, ending	$27.64	$25.92	$21.17

Total return*	6.64%	22.56%	(12.34%)
Ratios to average net assets: A
Net investment income (loss)	(1.09%)	(1.06%)	(.96%)
Total expenses	2.03%	2.10%	2.14%
Expenses before offsets	2.03%	2.10%	2.14%
Net expenses	2.03%	2.09%	2.13%
Portfolio turnover	17%	29%	28%
Net assets, ending (in thousands)	$86,514	$61,897	$37,109

See notes to financial statements.

Equity Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class I Shares		2006	2005
Net asset value, beginning		$36.40	$32.36
Income from investment operations
Net investment income		.17	.19
Net realized and unrealized gain (loss)		2.46	3.85
Total from investment operations		2.63	4.04
Distributions from
Net realized gains		(.59)	--
Total distributions		(.59)	--
Total increase (decrease) in net asset value		2.04	4.04
Net asset value, ending		$38.44	$36.40

Total return*		7.30%	12.48%
Ratios to average net assets: A
Net investment income		.49%	.63%
Total expenses		.68%	.68%
Expenses before offsets		.68%	.68%
Net expenses		.67%	.68%
Portfolio turnover		35%	31%
Net assets, ending (in thousands)		$163,685	$133,696

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2004	2003	2002
Net asset value, beginning	$29.94	$24.12	$27.91
Income from investment operations
Net investment income	.07	.05	.08
Net realized and unrealized gain (loss)	2.35	5.79	(2.99)
Total from investment operations	2.42	5.84	(2.91)
Distributions from
Net realized gains	--	(.02)	(.88)
Total increase (decrease) in net asset value	2.42	5.82	(3.79)
Net asset value, ending	$32.36	$29.94	$24.12

Total return*	8.08%	24.24%	(11.17%)
Ratios to average net assets: A
Net investment income	.25%	.32%	.36%
Total expenses	.68%	.70%	.81%
Expenses before offsets	.68%	.70%	.80%
Net expenses	.68%	.70%	.80%
Portfolio turnover	17%	29%	28%
Net assets, ending (in thousands)	$93,347	$62,951	$8,844

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2006 (z)	2005
Net asset value, beginning		$18.76	$16.96
Income from investment operations
Net investment income (loss)		.10	.12
Net realized and unrealized gain (loss)		1.51	1.75
Total from investment operations		1.61	1.87
Distributions from
Net investment income		(.06)	(.07)
Net realized gain		(.56)	--
Total distributions		(.62)	(.07)
Total increase (decrease) in net asset value		.99	1.80
Net asset value, ending		$19.75	$18.76

Total return*		8.79%	11.03%(r)
Ratios to average net assets: A
Net investment income (loss)		.56%	.64%
Total expenses		1.36%	1.38%
Expenses before offsets		1.26%	1.28%
Net expenses		1.23%	1.27%
Portfolio turnover		47%	38%
Net assets, ending (in thousands)		$58,020	$54,618

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$15.17	$12.24	$14.64
Income from investment operations
Net investment income (loss)	.03	.03	.01
Net realized and unrealized gain (loss)	1.76	2.90	(2.41)
Total from investment operations	1.79	2.93	(2.40)
Total increase (decrease) in net asset value	1.79	2.93	(2.40)
Net asset value, ending	$16.96	$15.17	$12.24

Total return*	11.80%	23.94%	(16.37%)
Ratios to average net assets: A
Net investment income (loss)	.19%	.24%	.09%
Total expenses	1.43%	1.54%	1.46%
Expenses before offsets	1.43%	1.45%	1.27%
Net expenses	1.41%	1.44%	1.25%
Portfolio turnover	13%	42%	36%
Net assets, ending (in thousands)	$55,253	$39,145	$26,842

See notes to financial statements.

Enhanced Equity Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2006 (z)	2005
Net asset value, beginning		$17.43	$15.84
Income from investment operations
Net investment income (loss)		(.07)	(.05)
Net realized and unrealized gain (loss)		1.40	1.64
Total from investment operations		1.33	1.59
Distributions from
Net realized gains		(.56)	--
Total distributions		(.56)	--
Total increase (decrease) in net asset value		.77	1.59
Net asset value, ending		$18.20	$17.43

Total return*		7.78%	10.04%(r)
Ratios to average net assets: A
Net investment income (loss)		(.38%)	(.31%)
Total expenses		2.30%	2.32%
Expenses before offsets		2.20%	2.22%
Net expenses		2.17%	2.21%
Portfolio turnover		47%	38%
Net assets, ending (in thousands)		$8,156	$9,043

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$14.30	$11.67	$14.12
Income from investment operations
Net investment income (loss)	(.12)	(.10)	(.16)
Net realized and unrealized gain (loss)	1.66	2.73	(2.29)
Total from investment operations	1.54	2.63	(2.45)
Total increase (decrease) in net asset value	1.54	2.63	(2.45)
Net asset value, ending	$15.84	$14.30	$11.67

Total return*	10.77%	22.54%	(17.33%)
Ratios to average net assets: A
Net investment income (loss)	(.75%)	(.82%)	(1.11%)
Total expenses	2.37%	2.55%	2.47%
Expenses before offsets	2.37%	2.51%	2.47%
Net expenses	2.36%	2.50%	2.45%
Portfolio turnover	13%	42%	36%
Net assets, ending (in thousands)	$8,391	$6,936	$4,980

See notes to financial statements.

Enhanced Equity Portfolio
Financial Highlights

		Years Ended
		September 30,	September 30,
Class C Shares		2006 (z)	2005
Net asset value, beginning		$17.50	$15.90
Income from investment operations
Net investment income (loss)		(.06)	(.05)
Net realized and unrealized gain (loss)		1.39	1.65
Total from investment operations		1.33	1.60
Distributions from
Net realized gains		(.56)	--
Total distributions		(.56)	--
Total increase (decrease) in net asset value		.77	1.60
Net asset value, ending		$18.27	$17.50

Total return*		7.75%	10.06%(r)
Ratios to average net assets: A
Net investment income (loss)		(.33%)	(.29%)
Total expenses		2.25%	2.28%
Expenses before offsets		2.15%	2.18%
Net expenses		2.12%	2.17%
Portfolio turnover		47%	38%
Net assets, ending (in thousands)		$7,846	$7,344

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$14.35	$11.71	$14.16
Income from investment operations
Net investment income (loss)	(.10)	(.10)	(.16)
Net realized and unrealized gain (loss)	1.65	2.74	(2.29)
Total from investment operations	1.55	2.64	(2.45)
Total increase (decrease) in net asset value	1.55	2.64	(2.45)
Net asset value, ending	$15.90	$14.35	$11.71

Total return*	10.80%	22.54%	(17.28%)
Ratios to average net assets: A
Net investment income (loss)	(.72%)	(.83%)	(1.10%)
Total expenses	2.34%	2.56%	2.47%
Expenses before offsets	2.34%	2.51%	2.47%
Net expenses	2.32%	2.50%	2.45%
Portfolio turnover	13%	42%	36%
Net assets, ending (in thousands)	$6,038	$4,433	$3,060

See notes to financial statements.

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	September 30,	September 30,	January 18,
Class I Shares	2006(z)	2005(v)	2002(w)
Net asset value, beginning	$18.75	$17.42	$14.84
Income from investment operations
Net investment income	.19	.03	.02
Net realized and unrealized gain (loss)	1.50	1.30	1.62
Total from investment operations	1.69	1.33	1.64
Distributions from
Net investment income	(.05)	--	--
Net realized gain	(.56)	--	--
Total distributions	(.61)	--	--
Total increase (decrease) in net asset value	1.08	1.33	1.64
Net asset value, ending	$19.83	$18.75	$16.48

Total return*	9.19%	7.63%	11.08%
Ratios to average net assets: A
Net investment income	.99%	.65% (a)	.53% (a)
Total expenses	1.20%	2.57% (a)	1,022.38%(a)
Expenses before offsets	.84%	.82% (a)	.77% (a)
Net expenses	.81%	.81% (a)	.75% (a)
Portfolio turnover	47%	15%	10%
Net assets, ending (in thousands)	$9,464	$1,246	$0

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2001	2000	1999
Net asset value, beginning	$20.04	$16.89	$13.54
Income from investment operations
Net investment income	.07	.07	.11
Net realized and unrealized gain (loss)	(5.13)	3.13	3.29
Total from investment operations	(5.06)	3.20	3.40
Distributions from
Net investment income	(.14)	(.05)	(.05)
Total increase (decrease) in net asset value	(5.20)	3.15	3.35
Net asset value, ending	$14.84	$20.04	$16.89

Total return*	(25.40%)	18.94%	25.09%
Ratios to average net assets: A
Net investment income	.38%	.37%	.65%
Total expenses	1.00%	.95%	.91%
Expenses before offsets	.82%	.83%	.81%
Net expenses	.75%	.75%	.75%
Portfolio turnover	39%	43%	56%
Net assets, ending (in thousands)	$1	$22,163	$18,652

See notes to financial highlights.

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

*      Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a)      Annualized.

(r)       Total return would have been 10.86%, 9.79% and 9.81% for Classes A, B and C, respectively without the payment byaffiliate.

(v)       Class I shares resumed operations upon shareholder investment on April 29, 2005.

(w)       The last remaining shareholder in Class I redeemed on January 18, 2002.

(x) Class I shares resumed operations upon shareholder investment on December 27, 2004.

(y)       The last remaining shareholder in Class I redeemed on June 30, 2003.

(z)      Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
DISINTERESTED DIRECTORS/TRUSTEES
REBECCA ADAMSON AGE: 57	Trustee Director Director Director	1989 CSIF 2000 Impact 2000 CSIS 2005 CWVF	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	14	Tom's of Maine Calvert Foundation
RICHARD L. BAIRD, JR. AGE: 58	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of the Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26
FREDERICK A. DAVIE, JR. AGE: 50	Trustee Director Director Director	2001 CSIF 2001 CSIS 2005 CWVF 2005 IMPACT	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	14	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 58	Trustee Director Director Director	1982 CSIF 1992 CWVF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 44	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	14	Bridgeway Funds (11)
JOY V. JONES AGE: 56	Trustee Director Director Director	1990 CSIF 2000 Impact 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	14	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 61	Trustee Director Director Director	1982 CSIF 1992 CWVF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	14	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 57	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	14
RUSTUM ROY AGE: 82	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University; & visiting Professor of Medicine, University of Arizona.	14	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 47	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Chair of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	14	Solar Century Company, Ltd. Robeco Sustainable Equity Fund
INTERESTED DIRECTORS/TRUSTEES
BARBARA J. KRUMSIEK AGE: 54	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 58	Trustee, Chair & President Director & Chair Director, Chair & President Director & Chair	1982 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003).	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation Studio School Fund Syntao.com China
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Officer	1988 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Officer	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Officer	1996 CSIF 1996 CWVF 2000 CSIS 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Officer	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Officer	1996 CSIF 1996 CWVF 2000 CSIS 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Officer	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Officer	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 50	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Officer	1990 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Officer	1982 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Officer	1999 CSIF 1999 CWVF 2000 CSIS 2000 Impact	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Social Investment Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert

Investments that make a difference

September 30, 2006
Annual Report

Calvert Asset Allocation Funds:
     Conservative Allocation Fund
     Moderate Allocation Fund
     Aggressive Allocation Fund

Important!

Take the Calvert Environment and Climate Change Survey -- Details on Inside Cover
www.calvert.com/survey

Calvert

Investments that make a difference

a UNIFI company

Take the Calvert Environment and Climate Change Survey

Thank you so much for your support of Calvert. From time to time we seek the input from investors like you to help inform our social investment policy choices. We would greatly appreciate your participation in a 10-minute on-line survey focused on the Environment, Climate Change, and Energy Issues. If you are interested in participating, please go to the following link: www.calvert.com/survey. We thank you in advance for your participation. The survey will close on December 22, so respond soon!

Table of Contents

President's Letter

1

Social Update

4

Portfolio Management Discussion

7

Shareholder Expense Example

13

Report of Independent Registered Public Accounting Firm

16

Statements of Net Assets

17

Statements of Operations

20

Statements of Changes in Net Assets

21

Notes to Financial Statements

24

Financial Highlights

30

Explanation of Financial Tables

34

Proxy Voting and Availability of Quarterly Portfolio Holdings

36

Trustee and Officer Information Table

38

Dear Shareholders:

Over the 12 months ended September 30, 2006, the U.S. economy and financial markets have moved solidly ahead while facing shifting pressures from fluctuating energy prices and interest rates, the ongoing war in Iraq, and a change in Federal Reserve (Fed) leadership and policies.

During the reporting period, we've also begun to see some encouraging shifts in the areas of U.S. stock market leadership as investors move from pursuing more speculative, short-term trends toward higher-quality, more fundamentally oriented investing. Many of our portfolio managers and Funds have faced significant headwinds over the last several years as certain management styles (e.g., value and small-cap) and market sectors (e.g., energy and industrials) have dominated market performance. We know you may have concerns about the performance of your Calvert Funds, and we want you to know we share your concerns and would like to address them.

A Look at Market Headwinds

Cyclical "headwinds" are a part of any investment process as economic and market trends change, and styles go in and out of favor. As long-term investors, we know that performance leadership of different styles rotates. And at Calvert, we strive to provide you with a broad array of investment options, managed by experienced money managers, so you can diversify your portfolio to weather market ups and downs. While we remain fully confident in our sub-advisors and investment process that combines rigorous financial analysis with analysis of a company's corporate responsibility practices, we are nonetheless challenged by certain sector and cyclical issues in the marketplace.

Specifically, many of Calvert's portfolio managers employ disciplines that screen for stocks that exhibit strong fundamentals--such as steady earnings growth, high returns on equity or low debt--and that are fairly priced. For many of our Funds, this fundamental financial analysis, coupled with our social screening process, leads to a bias toward more growth-oriented companies, many of which are in areas like healthcare, information technology, and the consumer discretionary sectors--areas that until recently have been underperforming.

With signs of a slowing economy and the recent outperformance of higher-quality companies with solid, long-term fundamentals, we believe a readjustment in the financial markets is underway that should benefit Calvert investors. In time, the cyclical headwinds should blow more strongly in our direction, favoring the high-quality companies with strong fundamentals and long-term growth potential that our Fund managers favor and portfolios emphasize.

Former Calvert Board Member Awarded 2006 Nobel Peace Prize

Recently, Dr. Muhammad Yunus and Grameen Bank were jointly awarded the 2006 Nobel Peace Prize for their pioneering work in microfinance. An original board member of Calvert World Values Fund, Dr. Yunus founded the Grameen Bank in 1976 to provide poor people with access to small loans that empower them to start or expand their own businesses. This award is especially significant in that it makes explicit and acknowledges the direct link between financial self-sufficiency and peace. Calvert is proud of our 10-year association with Dr. Yunus and of the role that our firm and shareholders have played in supporting Dr. Yunus's Nobel Prize-winning work in microfinance.

Advancing Regulatory Oversight

On the regulatory front, we continue to strengthen compliance operations with regard to codes of ethics, compliance programs, and SEC and NASD disclosure requirements. Our Chief Compliance Officer for Calvert Funds, Karen Becker, a Calvert veteran of 20 years, has oversight of and administers all Fund policies and procedures which have been designed with the highest level of integrity.

30 Acts of Caring

For our 30th anniversary, Calvert staff decided to honor the founding spirit of the company with 30 separate acts of caring. From book and clothing drives to refurbishing homes with Habitat for Humanity-- to working in soup kitchens, volunteering at elder daycare centers, and raising money to grant the wishes of ill children for the Make A Wish Foundation--Calvert employees are participating fully in this celebration of community service.

A Long-Term, Disciplined Outlook

Looking ahead, we believe our disciplined, research-driven investment process will lead to rewarding long-term performance for Calvert investors. We encourage you to work with a financial professional to maintain a strategic investment plan and diversified portfolio. Your advisor can provide important insights into investment markets and personal financial planning, particularly in challenging markets.

As Calvert celebrates its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products. Calvert continues to strive toward its dual goals of favorable investment results and a positive impact on corporate responsibility, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2006

Social Update
from the Calvert Social Research Department

As a company, through the work of Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2006.

Shareholder Advocacy

We filed 17 shareholder resolutions during the 2006 proxy season, eight of which resulted in successful corporate dialogues and six of which were voted upon. Two of the resolutions received more than one-third of the vote (considered very high for shareholder-initiated proposals)--Home Depot on equal employment opportunity issues and Standard Pacific on energy efficiency. We also filed resolutions regarding sustainable forestry, predatory lending, animal welfare, disclosure and reporting, and contributions to political organizations and campaigns.

Corporate board diversity remains a major area of Calvert focus, with one-third of the resolutions filed for the reporting period in this area. We revisited our efforts launched in 2002, when Calvert sent letters to 154 companies in the Calvert Social Index Fund with no gender or racial diversity on their boards. Two-thirds of those companies still in the Index now have board diversity or a statement endorsing board diversity. For more information about these initiatives, see Shareholder Advocacy at www.calvert.com/sri_648.html.

Deepening our Impact

We are developing a plan to heighten the visibility and extend the impact of our overall advocacy efforts. While we will continue to file shareholder resolutions and engage management of the companies we hold in dialogue, we are expanding our approach to other advocacy tools and channels. This includes direct company and industry-wide dialogues (whether on our own or in multi-stakeholder settings) and industry standard-setting exercises to help leverage change across industries on a global basis. We also plan to engage in public policy and regulatory advocacy, by taking advantage of our proximity to and relationships with the U.S. government, non-governmental organizations, think tanks, and media.

Community Investments

Many of our Funds participate in Calvert's community investing, or High Social Impact Investing (HSII) program, administered through the Calvert Social Investment Foundation. The HSII program may allocate up to between 1% and 3% of Fund assets at below-market rates to provide economic opportunity for struggling populations.1 During the reporting period, the Foundation made several investments to groups working to revitalize the Gulf Coast Region in the aftermath of Hurricanes Katrina and Rita. MicroCredit Enterprises (MCE), a non-profit that leverages private capital to make tiny business loans to women in developing countries living in extreme poverty, was another organization receiving an investment from the Foundation.

Global Issues

China and the Internet. As China clamps down on freedom of information and expression, several major U.S. internet and information technology companies have come under scrutiny by members of Congress, the media and various human rights organizations. We are now in discussions with several major portfolio holdings about minimizing their complicity in human rights abuses and disclosing how they are complying with government policy. Bennett Freeman, Calvert's Senior Vice President for Social Research and Policy, participated on Calvert's behalf in a multi-stakeholder dialogue convened by the Center for Democracy and Technology (CDT). This event aimed to develop a global industry standard addressing these issues, and included leading companies such as Microsoft, Google and Yahoo.

Sudan. Calvert has also made a commitment to address the human rights crisis in Sudan. Due to our long-standing human rights and Indigenous Peoples' rights criteria, we do not invest in companies that materially contribute to sustaining the Sudanese regime and the abuses in Darfur. We continue to scrutinize our holdings for such involvement and will, if necessary, take action through engagement or divestment. We remain prepared to lend our name and voice to appropriate opportunities as they arise, whether through engagement with companies or public policy initiatives.

Special Equities

A modest but important portion of certain Calvert portfolios is invested in private companies that make socially or environmentally helpful products or provide such services, both with a profit objective. We have long been involved in the technology side of the alternative energy sector, but we're seeing a new area of growth in related services. To that end, we have invested in Global Resource Options, one of the largest solar power installation services in the country.2 While this is still a fragmented field, the company has already expanded into some of the more challenging areas of the country. And with more states starting to provide tax credits geared at alternative energy, the growth potential is significant.

Also, through the Special Equities program, we have invested in the Rose Smart Growth Fund, which acquires buildings in urban, mass-transit oriented locations around the country. Rose manages these buildings to a "green" standard, seeking increased energy efficiency, decreased operating expenses, healthier indoor environments, and higher tenant retention. The Rose Fund acquired its first asset in April 2006, consisting of two historic office buildings in Seattle, Washington that the Fund seeks to certify with the US Green Building Council's Leadership in Energy and Environmental Design (LEED) Rating System™, the nationally accepted benchmark for the design, construction, and operation of high performance green buildings. Supporting this green building movement allows us to diversify our efforts to reduce energy usage.3

1.     As of September 30, 2006, Calvert Social Investment Foundation represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.82%; CSIF Bond, 0.44%; CSIF Equity, 0.57%; Calvert Capital Accumulation Fund, 1.02%; Calvert World Values Fund International Equity Fund, 0.74%; Calvert Large Cap Growth Fund, 0.30%; and Calvert New Vision Small Cap Fund, 0.62%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

2.      On September 30, 2006, Global Resource Options represented 0.06% of the Calvert Social Investment Fund Equity Portfolio.

3.      On September 30, 2006, Rose Smart Growth Fund represented 0.17% of the Calvert Social Investment Fund Balanced Portfolio.

Portfolio Management Discussion

Steve Falci, Chief Investment Officer, Equities of Calvert Asset Management Company

Performance

For the year ending September 30, 2006, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund underperformed their respective blended benchmarks.1, 2, 3

Calvert Conservative Allocation Fund, Class A shares (at NAV*) returned 5.40% versus 6.30% for its blended benchmark. Calvert Moderate Allocation Fund Class A shares (at NAV*) returned 7.00%, lagging the 9.58% return of its blended benchmark. Calvert Aggressive Allocation Fund Class A shares (at NAV*) returned 8.59%, behind the 11.99% return of the benchmark blend. Across all three Funds, the underlying U.S. equity funds were the primary source of underperformance during the period.

Each of Calvert's Asset Allocation Funds is designed to offer a diversified portfolio of Calvert's socially responsible mutual funds in a single investment product. We have crafted each of these products to meet the needs of specific types of investors, with each designed to have different levels of risk and return potential.

Investment Climate

Over the past year, stocks outperformed bonds, generally rewarding those investors willing to take on a higher level of risk in their investments. The Russell 3000® Index--a measure of the U.S. stock market--returned 10.22%. Bonds posted more modest returns of 3.39%, as measured by the Lehman U.S. Credit Index. International stocks continued to shine, with a 19.65% return for the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index. With the Federal Reserve's (Fed) continuing its program of raising short-term interest rates throughout most of the reporting period, money market returns--as measured by the return on the Lehman 3-Month T-Bill Bellweather Index--outperformed bonds for the period, at 4.52%.

Energy stocks, which had been market leaders in prior years, lagged considerably over the past year as crude oil and natural gas prices peaked then retreated. In both the Russell 3000 and EAFE Indexes, the Energy sector lost value for the period.

At this time last year, we were concerned with what the market would do once crude oil prices retreated from their then-historic highs. Would other sectors rally or would stocks retreat as well? Given the fairly broad strength of the market as energy stocks faltered over the past year, the verdict seems to be that investors were indeed willing to seek opportunities elsewhere.

The ups and downs of the past year were not all attributable to the fluctuations of energy prices. The Telecommunications sector posted strong returns, driven by mergers among the leading landline and wireless-service providers. Financials also performed well, despite continued short-term interest rate hikes throughout the period.

During the reporting period, the Fed increased the target Fed funds rate 0.25% at the first six of its eight scheduled meetings, pushing the rate to 5.25% before moving to the sidelines in August. Long-term interest rates increased slightly, with the benchmark 10-year Treasury yield rising 0.29% to 4.63%.

Portfolio Strategy

Overall approach

All the underlying Calvert equity funds in the Allocation Funds, as well as CSIF Bond Portfolio, are managed using Calvert's Double DiligenceTM process, which seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

In each of the Allocation Funds, we have adopted a long-term perspective to set target allocations between stocks and bonds. We believe that the weight accorded to each of these asset classes best defines the overall risk profile of each Fund. With the assistance of Ibbotson Associates, we regularly review new market information and fine tune these overall target allocations as needed. We expect each Fund's allocations to stay very close to the set target benchmark allocations.

Within the equity allocation of each Fund, we seek market-appropriate diversification among large-, mid-, and small-cap U.S. equity funds and an international fund. In deciding how to allocate the underlying Calvert domestic funds, we look at their characteristics relative to the Russell 3000® Index (one of the broadest benchmark of U.S. stocks) and then attempt to allocate so that we have a favorable mix of risk and reward relative to that benchmark.

For the reporting period

For the 12-month reporting period, the Funds enjoyed a performance boost from the relatively strong return of CSIF Bond Portfolio, which is the fixed-income allocation in each Allocation Fund. While the overall market performance of bonds was weak relative to stocks, CSIF Bond Portfolio returned 3.82% for period, ahead of the Lehman US Credit Index, at 3.39%.

The strong performance of CSIF Bond Portfolio was the result of several factors. First, we maintained an overall high credit-quality bias and kept the portfolio positioned to benefit from higher rates across the spectrum of bond maturities. In addition, returns were helped by the fact that the Portfolio had a higher allocation to floating-rate notes than did its benchmark. (Interest rates on floating-rate securities reset periodically--monthly or quarterly, for example--and so can provide a benefit to a portfolio when short-term interest rates rise.) The portfolio's short relative duration was also a positive as rates of short-term securities (those maturing in 5 years or less) offered higher yields than those of longer-term bonds (maturing in 10 years or more) for most of the period.

Calvert's equity funds fared less well during the period and that fact contributed to the underperformance of the three Allocation Funds relative to their respective benchmarks. The strong performance of value stocks during the period hurt the relative performance because many of the Calvert Funds have growth biases.4 And in each of the three Allocation Funds, the lion's share of the U.S. equity allocation is devoted to large-cap funds, which also proved to be a primary source of each of the Allocation Funds' underperformance during the period--as large-cap stocks underperformed mid- and small-cap stocks for most of the period.5 Our international fund, Calvert World Values International Equity Fund, Class I, performed roughly in line with its benchmark during the period.

Outlook

Fed rate hikes have moved the target Fed funds rate into a historically neutral range--neither overly accommodative nor restrictive--but the level of core inflation remains uncomfortably high. However, the quickening pace of inflation has finally slowed over the last few months, offering hope that the level will soon drop into the Fed's comfort zone and eliminate the need for further hikes in the target Fed funds rate.

Stock and bond prices appear to be accounting for the good news of an end to this round of rate hikes. Softness in the market for residential real estate may keep economic growth in check and a rebound in fuel and energy prices would not be welcomed news for growth or inflation concerns.

Looking ahead, we believe our disciplined processes and diversified portfolios should reward long-term investors in these socially responsible asset allocation funds.

October 2006

4. Calvert designates the following as domestic equity funds with a growth bias: Calvert Social Investment Fund Equity Portfolio Class I, Calvert Social Investment Fund Enhanced Equity Portfolio Class I, Calvert Social Index Fund Class I, Calvert Large Cap Growth Fund Class I, Calvert Capital Accumulation Fund Class I, and Calvert New Vision Small Cap Fund Class I.

5. Calvert designates the following as large-cap funds: Calvert Social Investment Fund Equity Portfolio Class I, Calvert Social Investment Fund Enhanced Equity Portfolio Class I, Calvert Social Index Fund Class I, and Calvert Large Cap Growth Fund Class I.

Conservative Allocation Fund
September 30, 2006

Asset Allocation	% of Total Investments
Domestic Equity Mutual Funds	22%
International Equity Mutual Funds	8%
Fixed Income Mutual Funds	70%
Total	100%

Investment Performance
(TOTAL RETURN AT NAV*)	6 Months	12 Months
	Ended	Ended
Class A	2.74%	5.40%
Class C	2.12%	4.28%

Conservative Allocation

Blended Benchmark1	3.67%	6.30%
Lipper Mixed-Asset Target Allocation Conservative Funds Average	2.50%	4.96%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Moderate Allocation Fund
September 30, 2006

Asset Allocation	% of total investments
Domestic Equity Mutual Funds	48%
International Equity Mutual Funds	17%
Fixed Income Mutual Funds	35%
Total	100%

Investment Performance
(TOTAL RETURN AT NAV*)	6 Months	12 Months
	Ended	Ended
Class A	1.43%	7.00%
Class C	0.91%	6.08%

Moderate Allocation

Blended Benchmark2	3.46%	9.58%
Lipper Mixed-Asset Target Allocation Growth Funds Average	2.36%	7.96%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Aggressive Allocation Fund
September 30, 2006

Asset Allocation	% of total investments
Domestic Equity Mutual Funds	65%
International Equity Mutual Funds	25%
Fixed Income Mutual Funds	10%
Total	100%

Investment Performance
(TOTAL RETURN AT NAV*)	6 Months	12 Months
	Ended	Ended
Class A	0.71%	8.59%
Class C	0.18%	7.43%

Aggressive Allocation

Blended Benchmark3	3.35%	11.99%
Lipper Multi-Cap Core Funds Average	0.76%	8.38%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

*     Share return at NAV does not reflect deduction of the Fund's maximum front-end sales charge of 4.75%

1     Conservative Allocation Blended Benchmark is comprised of 22% Russell 3000 Index, 8% MSCI EAFE Index, 60% Lehman U.S. Credit Index and 10% Lehman 3-Month T-Bill Bellweather Index.

2     Moderate Allocation Blended Benchmark is comprised of 47% Russell 3000 Index, 18% MSCI EAFE Index, 30% Lehman U.S. Credit Index and 5% Lehman 3-Month T-Bill Bellweather Index.

3     Aggressive Allocation Blended Benchmark is comprised of 64% Russell 3000 Index, 26% MSCI EAFE Index and 10% Lehman U.S. Credit Index.

Conservative Allocation Fund Statistics
September 30, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	0.39%
Since Inception	2.61%
(4/29/05)
Class C Shares
One year	3.28%
Since inception	5.08%

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Moderate Allocation Fund
Statistics
September 30, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	1.93%
Since Inception	5.54%
(4/29/05)
Class C Shares
One year	5.01%
Since inception	8.07%
(4/29/05)

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Aggressive Allocation Fund
Statistics
September 30, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	3.43%
Since Inception	6.10%
(6/30/05)
Class C Shares
One year	6.43%
Since inception	9.20%
(6/30/05)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Conservative	4/1/06	9/30/06	4/1/06 - 9/30/06
Class A
Actual	$1,000.00	$1,027.40	$4.01
Hypothetical	$1,000.00	$1,021.11	$4.00
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,021.20	$10.13
Hypothetical	$1,000.00	$1,015.04	$10.10
(5% return per year before expenses)

*Expenses for Conservative are equal to the annualized expense ratios of 0.79% and 2.00% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Moderate	4/1/06	9/30/06	4/1/06 - 9/30/06
Class A
Actual	$1,000.00	$1,014.30	$4.66
Hypothetical	$1,000.00	$1,020.44	$4.68
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,009.10	$9.61
Hypothetical	$1,000.00	$1,015.50	$9.64
(5% return per year before expenses)

*Expenses for Moderate are equal to the annualized expense ratios of 0.92% and 1.91% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Aggressive	4/1/06	9/30/06	4/1/06 - 9/30/06
Class A
Actual	$1,000.00	$1,007.10	$3.87
Hypothetical	$1,000.00	$1,021.21	$3.90
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,001.80	$10.04
Hypothetical	$1,000.00	$1,015.04	$10.10
(5% return per year before expenses)

*Expenses for Aggressive are equal to the annualized expense ratios of 0.77% and 2.00% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Calvert Social Investment Fund and Shareholders of the Calvert Allocation Portfolios:

We have audited the accompanying statements of net assets of Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund, as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from inception through September 30, 2005 (inception for the Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund is April 29, 2005, inception for the Calvert Aggressive Allocation Fund is June 30, 2005), and the financial highlights for the year then ended and the period from inception through September 30, 2005. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund as of September 30, 2006, the results of their operations for the year then ended, the changes in their net assets for the year then ended and the period from inception through September 30, 2006, and the financial highlights for the year then ended and the period from inception through September 30, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 20, 2006

Conservative Allocation Fund
Statement of Net Assets
September 30, 2006

Mutual Funds - 98.4%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I*	7,754	$245,739
Calvert Mid Cap Value Fund, Class I	9,433	175,176
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	28,418	351,819
Calvert Social Investment Fund:
Bond Portfolio, Class I	370,337	5,869,849
Enhanced Equity Portfolio, Class I	29,173	578,510
Equity Portfolio, Class I*	9,002	346,032
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	6,456	159,648
International Equity Fund, Class I	28,165	708,621

Total Mutual Funds (Cost $8,274,839)		8,435,394

TOTAL INVESTMENTS (Cost $8,274,839) - 98.4%		8,435,394
Other assets and liabilities, net - 1.6%		136,029
Net Assets - 100%		$8,571,423

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 395,938 shares outstanding		$6,111,219
Class C: 146,714 shares outstanding		2,252,280
Undistributed net investment income		188
Accumulated net realized gain (loss) on investments		47,181
Net unrealized appreciation (depreciation) on investments		160,555
Net Assets		$8,571,423

Net Asset Value Per Share
Class A (based on net assets of $6,257,844)		$15.81
Class C (based on net assets of $2,313,579)		$15.77

*Non-income producing security.

See notes to financial statements.

Moderate Allocation Fund
Statement of Net Assets
September 30, 2006

Mutual Funds - 99.7%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I*	118,173	$3,744,889
Calvert Mid Cap Value Fund, Class I	45,209	839,525
Calvert Small Cap Value Fund, Class I	48,096	835,914
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	135,714	1,680,145
Calvert Social Investment Fund:
Bond Portfolio, Class I	915,955	14,517,888
Enhanced Equity Portfolio, Class I	292,629	5,802,837
Equity Portfolio, Class I*	131,105	5,039,673
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	47,486	1,174,320
International Equity Fund, Class I	287,546	7,234,650
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I *	46,856	784,832

Total Mutual Funds (Cost $40,174,122)		41,654,673

TOTAL INVESTMENTS (Cost $40,174,122) - 99.7%		41,654,673
Other assets and liabilities, net - 0.3%		133,199
Net Assets - 100%		$41,787,872

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,979,277 shares outstanding		$31,903,347
Class C: 509,812 shares outstanding		8,139,813
Undistributed net investment income		3,640
Accumulated net realized gain (loss) on investments		260,521
Net unrealized appreciation (depreciation) on investments		1,480,551
Net Assets		$41,787,872

Net Asset Value Per Share
Class A (based on net assets of $33,279,437)		$16.81
Class C (based on net assets of $8,508,435)		$16.69

*Non-income producing security.

See notes to financial statements.

Aggressive Allocation Fund
Statement of Net Assets
September 30, 2006

Mutual Funds - 99.7%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I *	68,284	$2,163,925
Calvert Mid Cap Value Fund, Class I	29,887	555,003
Calvert Small Cap Value Fund, Class I	51,516	895,346
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	61,482	761,152
Calvert Social Investment Fund:
Bond Portfolio, Class I	116,838	1,851,878
Enhanced Equity Portfolio, Class I	151,296	3,000,194
Equity Portfolio, Class I *	80,822	3,106,781
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I *	21,136	522,695
International Equity Fund, Class I	185,325	4,662,789
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I *	49,640	831,463

Total Mutual Funds (Cost $17,619,837)		18,351,226

TOTAL INVESTMENTS (Cost $17,619,837) - 99.7%		18,351,226
Other assets and liabilities, net - 0.3%		58,590
Net Assets - 100%		$18,409,816

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 897,017 shares outstanding		$14,538,457
Class C: 193,513 shares outstanding		3,082,254
Accumulated net realized gain (loss) on investments		57,716
Net unrealized appreciation (depreciation) on investments		731,389
Net Assets		$18,409,816

Net Asset Value Per Share
Class A (based on net assets of $15,169,936)		$16.91
Class C (based on net assets of $3,239,880)		$16.74

*Non-income producing security.

See notes to financial statements.

Statements of Operations
Year Ended September 30, 2006

	Conservative	Moderate	Aggressive
	Allocation	Allocation	Allocation
Net Investment Income	Fund	Fund	Fund
Investment Income:
Dividend income	$218,191	$516,338	$70,392
Total investment income	218,191	516,338	70,392

Expenses:
Transfer agency fees and expenses	29,263	71,840	51,530
Administrative fees	8,613	38,230	14,457
Distribution Plan expenses:
Class A	10,246	50,360	19,551
Class C	16,434	53,425	18,175
Trustees' fees and expenses	760	3,443	1,307
Custodian fees	29,534	33,726	34,664
Registration fees	34,982	38,156	37,570
Reports to shareholders	439	7,112	2,988
Professional fees	17,764	18,012	17,822
Contract Services	14,632	14,813	18,849
Miscellaneous	845	1,419	809
Total expenses	163,512	330,536	217,722
Reimbursement from Advisor:
Class A	(71,374)	(33,209)	(96,577)
Class C	(23,313)	--	(18,666)
Fees waived	(429)	(2,453)	(1,244)
Net expenses	68,396	294,874	101,235

Net Investment Income (Loss)	149,795	221,464	(30,843)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	47,328	260,853	100,748
Change in unrealized appreciation or (depreciation)	127,621	1,285,276	679,134

Net Realized and Unrealized
Gain (Loss) on Investments	174,949	1,546,129	779,882

Increase (Decrease) in Net Assets
Resulting From Operations	$324,744	$1,767,593	$749,039

See notes to financial statements.

Conservative Allocation Fund
Statements of Changes in Net Assets

	From Inception	April 29, 2005
	Year Ended	Through
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$149,795	$9,720
Net realized gain (loss) on investments	47,328	1,544
Change in unrealized appreciation (depreciation)	127,621	32,934

Increase (Decrease) in Net Assets
Resulting From Operations	324,744	44,198

Distributions to shareholders from
Net investment income:
Class A Shares	(119,052)	(7,888)
Class C Shares	(30,555)	(1,858)
Net realized gain:
Class A Shares	(1,119)	--
Class C Shares	(546)	--
Total distributions	(151,272)	(9,746)

Capital share transactions:
Shares sold:
Class A Shares	4,475,379	1,943,057
Class C Shares	1,424,174	980,209
Reinvestment of distributions:
Class A Shares	111,454	7,629
Class C Shares	27,435	1,672
Redemption Fees:
Class A Shares	104	1
Shares redeemed:
Class A Shares	(426,039)	(366)
Class C Shares	(181,210)	--
Total capital share transactions	5,431,297	2,932,202

Total Increase (Decrease) in Net Assets	5,604,769	2,966,654

Net Assets
Beginning of year	2,966,654	--
End of year (including undistributed net investment income of $188 and $0, respectively)	$8,571,423	$2,966,654

Capital Share Activity
Shares sold:
Class A Shares	288,387	127,215
Class C Shares	91,780	64,698
Reinvestment of distributions:
Class A Shares	7,176	496
Class C Shares	1,772	109
Shares redeemed:
Class A Shares	(27,312)	(24)
Class C Shares	(11,645)	--
Total capital share activity	350,158	192,494

See notes to financial statements.

Moderate Allocation Fund
Statements of Changes in Net Assets

	From Inception April 29, 2005
	Year Ended	Through
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$221,464	$3,388
Net realized gain (loss) on investments	260,853	1,544
Change in unrealized appreciation (depreciation)	1,285,276	195,275

Increase (Decrease) in Net Assets
Resulting From Operations	1,767,593	200,207

Distributions to shareholders from
Net investment income:
Class A Shares	(203,830)	(3,414)
Class C Shares	(13,994)	--
Net realized gain:
Class A Shares	(1,452)	--
Class C Shares	(398)	--
Total distributions	(219,674)	(3,414)

Capital share transactions:
Shares sold:
Class A Shares	26,720,192	7,503,040
Class C Shares	6,238,254	2,188,669
Reinvestment of distributions:
Class A Shares	194,322	3,290
Class C Shares	11,968	--
Redemption fees:
Class A Shares	202	149
Class C Shares	7	--
Shares redeemed:
Class A Shares	(2,497,956)	(19,892)
Class C Shares	(254,295)	(44,790)
Total capital share transactions	30,412,694	9,630,466

Total Increase (Decrease) in Net Assets	31,960,613	9,827,259

Net Assets
Beginning of year	9,827,259	--
End of year (including undistributed net investment income of $3,640 and $0, respectively)	$41,787,872	$9,827,259

Capital Share Activity
Shares sold:
Class A Shares	1,639,768	481,542
Class C Shares	385,504	142,068
Reinvestment of distributions:
Class A Shares	11,884	210
Class C Shares	745	--
Shares redeemed:
Class A Shares	(152,857)	(1,270)
Class C Shares	(15,615)	(2,890)
Total capital share activity	1,869,429	619,660

See notes to financial statements.

Aggressive Allocation Fund
Statements of Changes in Net Assets

	From Inception June 30, 2005
	Year Ended	Through
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($30,843)	($3,807)
Net realized gain (loss) on investments	100,748	1,006
Change in unrealized appreciation (depreciation)	679,134	52,255

Increase (Decrease) in Net Assets
Resulting From Operations	749,039	49,454

Distributions to shareholders from
Net investment income:
Class A Shares	(11,614)	--
Class C Shares	(535)	--
Total distributions	(12,149)	--

Capital share transactions:
Shares sold:
Class A Shares	13,699,365	1,356,600
Class C Shares	2,411,536	809,946
Reinvestment of distributions:
Class A Shares	11,188	--
Class C Shares	523	--
Redemption fees:
Class A Shares	193	--
Class C Shares	1,337	--
Shares redeemed:
Class A Shares	(522,951)	(4,215)
Class C Shares	(140,050)	--
Total capital share transactions	15,461,141	2,162,331

Total Increase (Decrease) in Net Assets	16,198,031	2,211,785

Net Assets Beginning of year	2,211,785	--
End of year	$18,409,816	$2,211,785

Capital Share Activity
Shares sold:
Class A Shares	840,220	88,617
Class C Shares	148,545	53,354
Reinvestment of distributions:
Class A Shares	699	--
Class C Shares	33	--
Shares redeemed:
Class A Shares	(32,245)	(274)
Class C Shares	(8,419)	--
Total capital share activity	948,833	141,697

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (the "Funds"), each a series of the Calvert Social Investment Fund, are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operations of each series are accounted for separately. The Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund commenced operations on April 29, 2005. The Calvert Aggressive Allocation Fund commenced operations on June 30, 2005. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the "Underlying Funds"). Each Fund offers Class A and Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in the Underlying Funds are valued at their net asset value each business day. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

Security Transactions and Net Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on each Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

New Accounting Pronouncements: In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, will receive advisory fees from managing the Underlying Funds. At year end, $781, $10,595 and $167 was payable to the Advisor from Conservative, Moderate and Aggressive respectively, for operating expenses paid by the Advisor during September 2006.

The Advisor has contractually agreed to limit direct ordinary operating expenses through January 31, 2008. The contractual expense cap is 0.44%, 0.80%, and 0.43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. Prior to August 1, 2006, the contractual expense cap was 1.00% for Class A shares of each Fund. The contractual expense cap is 2.00% for Class C shares of each Fund. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Fund. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Class A and Class C of each Fund pay an annual rate of .15%, based on their average daily net assets. Under the terms of the agreement, $1,022, $4,945, and $2,196 was payable at year end for Conservative, Moderate, and Aggressive, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and Class C, respectively, for each Fund. Under the terms of the agreement, $3,015, $13,295, and $5,592 was payable at year end for Conservative, Moderate, and Aggressive, respectively.

The Distributor received $19,458, $131,624, and $65,570 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the year ended September 30, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. Under the terms of the agreement, $237, $1,594, and $1,287 was payable at year end for Conservative, Moderate and Aggressive, respectively. For its services, CSSI received fees of $1,888, $12,883 and $9,772 for the year ended September 30, 2006 for Conservative, Moderate, and Aggressive, respectively. For the year ended September 30, 2006, CSSI waived $429, $2,453, and $1,244 of its fee for Conservative, Moderate, and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

On December 2, 2005, shareholders approved the reorganization of several Calvert Fund Boards. As a result of this reorganization, Trustees now oversee additional portfolios. Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 ($23,000 prior to December 2, 2005) plus a meeting fee of $2,000 ($1,000 prior to December 2, 2005) for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustees' fees are allocated to each of the funds served.

Kirkpatrick & Lockhart Nicholson Graham LLP ("K&LNG") served as Calvert Social Investment Fund counsel through December 2005; the Calvert Social Investment Fund's Secretary was an affiliate of this firm. Payments by the Calvert Social Investment Fund to K&LNG during the reporting period were $37,632.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of the Underlying Funds were:

	Conservative	Moderate	Aggressive
Purchases	$5,910,525	$31,853,788	$16,318,035
Sales	519,825	1,387,002	827,692

The following tables present the cost of investments for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at September 30, 2006:

	Conservative	Moderate	Aggressive
Federal income tax cost of investments	$8,284,559	$40,187,219	$17,625,438
Unrealized appreciation	175,898	1,559,189	791,783
Unrealized depreciation	(25,063)	(91,735)	(65,995)
Net appreciation/(depreciation)	150,835	1,467,454	725,788

The tax character of dividends and distributions paid during the year ended September 30, 2006, and period ended September 30, 2005 were as follows:

Conservative
Distributions paid from:	2006	2005
Ordinary income	$151,272	$9,746
Total	$151,272	$9,746

Moderate
Distributions paid from:	2006	2005
Ordinary income	$219,674	$3,414
Total	$219,674	$3,414

Aggressive
Distributions paid from:	2006	2005
Ordinary income	$12,149	--
Total	$12,149	--

As of September 30, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Conservative	Moderate	Aggressive
Undistributed ordinary income	$6,949	$79,296	$4,598
Undistributed long-term capital gain	50,140	197,962	58,719
Unrealized appreciation (depreciation)	150,835	1,467,454	725,788
Total	$207,924	$1,744,712	$789,105

Reclassifications, as shown in the table below, have been made to the fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are the tax treatment of net operating losses and the recharacterization of distributions for Aggressive.

Aggressive
Undistributed net investment income	$42,992
Accumulated net realized gain (loss)	(42,992)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets for Conservative, Moderate and Aggressive are primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit during the year ended September 30, 2006.

Tax Information (Unaudited)

For corporate shareholders of Conservative and Moderate, a total of 1.7% and 4.3%, respectively, of the ordinary distributions paid during fiscal year ending September 30, 2006 qualify for the corporate dividends received deduction. Also 4.3% and 15.1% of the ordinary distributions paid for Conservative and Moderate, respectively, have been identified as qualified dividend income. Additional information will be provided to shareholders in January 2007 for use in preparing 2006 income tax returns.

Conservative Allocation Fund
Financial Highlights

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005 #
Net asset value, beginning	$15.42	$15.00
Income from investment operations
Net investment income	.42	.08
Net realized and unrealized gain (loss)	.40	.42
Total from investment operations	.82	.50
Distributions from
Net investment income	(.42)	(.08)
Net realized gain	(.01)	--
Total distributions	(.43)	(.08)
Total increase (decrease) in net asset value	.39	.42
Net asset value, ending	$15.81	$15.42

Total return*	5.40%	3.34%
Ratios to average net assets: A, B
Net investment income	2.91%	1.69% (a)
Total expenses	2.62%	9.04% (a)
Expenses before offsets	.87%	1.00% (a)
Net expenses	.87%	1.00% (a)
Portfolio turnover	9%	4%
Net assets, ending (in thousands)	$6,258	$1,968

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005#
Net asset value, beginning	$15.40	$15.00
Income from investment operations
Net investment income	.28	.03
Net realized and unrealized gain (loss)	.38	.40
Total from investment operations	.66	.43
Distributions from
Net investment income	(.28)	(.03)
Net realized gain	(.01)	--
Total distributions	(.29)	(.03)
Total increase (decrease) in net asset value	.37	.40
Net asset value, ending	$15.77	$15.40

Total return*	4.28%	2.90%
Ratios to average net assets: A, B
Net investment income	1.87%	.61% (a)
Total expenses	3.42%	9.34% (a)
Expenses before offsets	2.00%	2.00% (a)
Net expenses	2.00%	2.00% (a)
Portfolio turnover	9%	4%
Net assets, ending (in thousands)	$2,314	$998

Moderate Allocation Fund
Financial Highlights

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005#
Net asset value, beginning	$15.88	$15.00
Income from investment operations
Net investment income	.18	.02
Net realized and unrealized gain (loss)	.92	.87
Total from investment operations	1.10	.89
Distributions from
Net investment income	(.17)	(.01)
Net realized gain	**	--
Total distributions	(.17)	(.01)
Total increase (decrease) in net asset value	.93	.88
Net asset value, ending	$16.81	$15.88

Total return*	7.00%	5.95%
Ratios to average net assets: A, B
Net investment income	1.08%	.43% (a)
Total expenses	1.12%	3.99% (a)
Expenses before offsets	.95%	1.00% (a)
Net expenses	.95%	1.00% (a)
Portfolio turnover	5%	1%
Net assets, ending (in thousands)	$33,279	$7,628

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005#
Net asset value, beginning	$15.80	$15.00
Income from investment operations
Net investment income	.05	(.02)
Net realized and unrealized gain (loss)	.91	.82
Total from investment operations	.96	.80
Distributions from
Net investment income	(.07)	--
Net realized gain	**	--
Total distributions	(.07)	--
Total increase (decrease) in net asset value	.89	.80
Net asset value, ending	$16.69	$15.80

Total return*	6.08%	5.33%
Ratios to average net assets: A, B
Net investment income	.07%	(.62%) (a)
Total expenses	1.95%	5.22% (a)
Expenses before offsets	1.94%	2.00% (a)
Net expenses	1.94%	2.00% (a)
Portfolio turnover	5%	1%
Net assets, ending (in thousands)	$8,508	$2,200

Aggressive allocation Fund
Financial Highlights

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005##
Net asset value, beginning	$15.62	$15.00
Income from investment operations
Net investment income	.03	(.01)
Net realized and unrealized gain (loss)	1.31	.63
Total from investment operations	1.34	.62
Distributions from
Net investment income	(.05)	--
Total distributions	(.05)	--
Total increase (decrease) in net asset value	1.29	.62
Net asset value, ending	$16.91	$15.62

Total return*	8.59%	4.13%
Ratios to average net assets: A, B
Net investment income	(.11%)	(.59%) (a)
Total expenses	2.08%	15.10% (a)
Expenses before offsets	.83%	1.00% (a)
Net expenses	.83%	1.00% (a)
Portfolio turnover	9%	5%
Net assets, ending (in thousands)	$15,170	$1,380

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005##
Net asset value, beginning	$15.59	$15.00
Income from investment operations
Net investment income	(.11)	(.05)
Net realized and unrealized gain (loss)	1.27	.64
Total from investment operations	1.16	.59
Distributions from
Net investment income	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.15	.59
Net asset value, ending	$16.74	$15.59

Total return*	7.43%	3.93%
Ratios to average net assets: A,B
Net investment income	(1.24%)	(1.63%) (a)
Total expenses	3.04%	13.06% (a)
Expenses before offsets	2.00%	2.00% (a)
Net expenses	2.00%	2.00% (a)
Portfolio turnover	9%	5%
Net assets, ending (in thousands)	$3,240	$832

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B      Amounts do not include the activity of the underlying funds.

(a)      Annualized.

*     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**     Less than $.01 per share.

#      From April 29, 2005 inception.

##     From June 30, 2005 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor (not applicable to the Asset Allocation Funds), administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
DISINTERESTED DIRECTORS/TRUSTEES
REBECCA ADAMSON AGE: 57	Trustee Director Director Director	1989 CSIF 2000 Impact 2000 CSIS 2005 CWVF	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	14	Tom's of Maine Calvert Foundation
RICHARD L. BAIRD, JR. AGE: 58	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of the Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26
FREDERICK A. DAVIE, JR. AGE: 50	Trustee Director Director Director	2001 CSIF 2001 CSIS 2005 CWVF 2005 IMPACT	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	14	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 58	Trustee Director Director Director	1982 CSIF 1992 CWVF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 44	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	14	Bridgeway Funds (11)
JOY V. JONES AGE: 56	Trustee Director Director Director	1990 CSIF 2000 Impact 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	14	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 61	Trustee Director Director Director	1982 CSIF 1992 CWVF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	14	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 57	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	14
RUSTUM ROY AGE: 82	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University; & visiting Professor of Medicine, University of Arizona.	14	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 47	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Chair of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	14	Solar Century Company, Ltd. Robeco Sustainable Equity Fund
INTERESTED DIRECTORS/TRUSTEES
BARBARA J. KRUMSIEK AGE: 54	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 58	Trustee, Chair & President Director & Chair Director, Chair & President Director & Chair	1982 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003).	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation Studio School Fund Syntao.com China
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Officer	1988 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Officer	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Officer	1996 CSIF 1996 CWVF 2000 CSIS 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Officer	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Officer	1996 CSIF 1996 CWVF 2000 CSIS 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Officer	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Officer	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 50	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Officer	1990 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Officer	1982 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Officer	1999 CSIF 1999 CWVF 2000 CSIS 2000 Impact	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Asset Allocation Funds

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Miles D. Harper, III, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/06
	$	%*	$	% *

(a) Audit Fees	$106,150		$117,920
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$21,120	0%	$22,000	0%
(d) All Other Fees	$0	0%	$0	0%
Total	$127,270	0%	$139,920	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/06
$	%*	$	% *
$21,000	0%*	$5,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2006.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Senior Vice President -- Principal Executive Officer

Date: December 1, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Senior Vice President -- Principal Executive Officer

Date: December 1, 2006

By:	/s/ D. Wayne Silby D. Wayne Silby President -- Principal Executive Officer

Date: December 1, 2006

By:	/s/ Ronald M. Wolfsheimer Ronald M. Wolfsheimer Treasurer -- Principal Financial Officer